As filed with the Securities and Exchange Commission on September 21, 2007
Securities Act File No. 333-142879

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

Main Street Capital Corporation
(Exact name of registrant as specified in charter)

1300 Post Oak Boulevard, Suite 800
Houston, TX 77056
(713) 350-6000
(Address and telephone number,
including area code, of principal executive offices)

Vincent D. Foster
Chief Executive Officer
Main Street Capital Corporation
1300 Post Oak Boulevard, Suite 800
Houston, TX 77056
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415 Tel: (202) 383-0100 Fax: (202) 637-3593	John A. Good, Esq. Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103-3672 Tel: (901) 543-5901 Fax: (888) 543-4644

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):  ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum	Amount of
Title of Securities	Aggregate	Registration
Being Registered	Offering Price(1)	Fee
Common Stock, $0.01 par value per share	$86,250,000	$2,303(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. Includes shares subject to the underwriters over-allotment option.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 21, 2007

PRELIMINARY PROSPECTUS
5,000,000 Shares
Main Street Capital Corporation
Common Stock

We are a specialty investment company focused on providing customized debt and equity financing to lower middle market companies that operate in diverse industries. We seek to fill the current financing gap for lower middle market businesses, which have limited access to financing from commercial banks and other traditional sources.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity-related investments. Upon completion of this offering, we will be an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Upon completion of the formation transactions described in this prospectus, we will acquire (i) Main Street Mezzanine Fund, LP, which is licensed as a Small Business Investment Company, or SBIC, by the United States Small Business Administration and (ii) Main Street Mezzanine Management, LLC, the general partner of Main Street Mezzanine Fund, LP. In addition, as part of the formation transactions, we will acquire Main Street Capital Partners, LLC, which is the manager and investment adviser to two SBICs, including Main Street Mezzanine Fund, LP.

We are offering 5,000,000 shares of our common stock. This is our initial public offering, and no public market currently exists for our shares. We have applied to have our common stock approved for quotation on the Nasdaq Global Market under the symbol “MAIN.”

Investing in our common stock involves risks, including the risk of leverage, and should be considered speculative. See “Risk Factors” beginning on page 15. Shares of closed-end investment companies have in the past frequently traded at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $15.00 per share, purchasers in this offering will experience immediate dilution in net asset value of approximately $1.53 per share. See “Dilution” for more information.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056 or by telephone at (713) 350-6000 or on our website at www.mainstreethouston.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price(1)	$15.00	$75,000,000
Underwriting discount (sales load)(2)	$1.05	$5,250,000
Proceeds to us, before expenses(2)(3)	$13.95	$69,750,000

(1)	In addition, we will issue 4,525,674 shares in exchange for the aggregate consideration of $59.8 million in connection with the formation transactions described herein.

(2)	The underwriters have reserved up to 500,000 shares of our common stock for sale at the public offering price to our directors, employees and their family members and business associates. The underwriting discount (sales load) with respect to shares sold in this directed share program will be $0.375 per share. If all directed shares are sold, the proceeds to us before expenses would be $70,087,500.

(3)	We estimate that we will incur approximately $2 million of expenses in connection with this offering.

We have granted the underwriters a 30-day option to purchase up to an additional 750,000 shares of our common stock at the public offering price, less the underwriting discount (sales load), solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price would be $86,250,000, the total underwriting discount (sales load) would be $6,037,500 ($5,700,000 if all shares allocated to the directed share program are sold), and the proceeds to us, before expenses, would be $80,212,500 ($80,550,000 if all shares allocated to the directed share program are sold).

The underwriters expect to deliver the shares on or about          , 2007.

Morgan Keegan & Company, Inc.	BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.

SMH Capital Inc.	Ferris, Baker Watts
Incorporated
The date of this prospectus is             , 2007

You should rely only on the information contained in this prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. However, if any material change occurs while this prospectus is required by law to be delivered, this prospectus will be amended or supplemented accordingly.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors.”

Since commencing investment operations in 2002, Main Street Mezzanine Fund, LP has invested primarily in secured debt instruments, equity investments, warrants and other securities of lower middle market, privately-held companies based in the United States. Main Street Mezzanine Fund is licensed as a Small Business Investment Company, or SBIC, by the United States Small Business Administration, or SBA. Main Street Mezzanine Management, LLC, or the General Partner, has been the general partner of Main Street Mezzanine Fund since its inception, and Main Street Capital Partners, LLC, or the Investment Adviser, has acted as Main Street Mezzanine Fund’s manager and investment adviser. The Investment Adviser also acts as the manager and investment adviser to Main Street Capital II, LP, a separate affiliated SBIC which commenced its investment operations in January 2006. The Investment Adviser receives management fees pursuant to separate management services agreements with both Main Street Mezzanine Fund and Main Street Capital II. Immediately prior to our election to be treated as a business development company under the Investment Company Act of 1940 and the consummation of the offering, in what we sometimes refer to in this prospectus as the “formation transactions,” Main Street Capital Corporation will acquire all of the outstanding equity interests of Main Street Mezzanine Fund, the General Partner and the Investment Adviser through a series of transactions described in this prospectus under the caption “Formation; Business Development Company and Regulated Investment Company Elections.” We will not acquire any equity interest in Main Street Capital II in connection with the formation transactions but the Investment Adviser will continue to act as the manager and investment adviser to Main Street Capital II and receive a management fee pursuant to the management services agreement with Main Street Capital II subsequent to such transactions.

Unless otherwise noted, the terms “we,” “us,” “our” and “Main Street” refer to Main Street Mezzanine Fund, the General Partner and the Investment Adviser prior to consummation of the formation transactions, and to Main Street Capital Corporation, Main Street Mezzanine Fund, the General Partner and the Investment Adviser after that time.

Main Street

We are a specialty investment company focused on providing customized financing solutions to lower middle market companies, which we define as companies with annual revenues between $10.0 million and $100.0 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity-related investments. Our investments generally range in size from $2.0 million to $15.0 million. For larger investments in this range, we have generally secured co-investments from other institutional investors due to our historical regulatory size limits. Since our wholly owned subsidiary, Main Street Mezzanine Fund, was formed in 2002, it has funded over $100 million in debt and equity investments. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

We typically seek to partner with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) taking first priority liens on assets; and (iii) providing equity incentives for management teams of our portfolio companies. We seek to avoid competing with other capital providers for transactions because we believe competitive transactions often have execution risks and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and higher leverage ratios. In that regard, based upon information provided to us by our portfolio companies (which we have not independently verified), our portfolio had a total net debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) ratio of approximately 3.4 to 1.0 and a total EBITDA to interest expense ratio of 2.1 to 1.0. In calculating these ratios, we included all portfolio company debt, EBITDA and interest expense as of June 30, 2007, including debt junior to our debt investments but excluding amounts related to one portfolio company with less than one year of operations. If we also excluded debt junior to our debt investments in calculating these ratios, the ratios would be 2.8 to 1.0 and 2.3 to 1.0, respectively. In addition, approximately 90% of our total investments at cost are debt investments and over 90.0% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies as of June 30, 2007. At June 30, 2007, our average fully diluted ownership in portfolio companies where we have an equity warrant and/or direct equity investment was approximately 22%.

As of June 30, 2007, we had debt and equity investments in 25 portfolio companies with an aggregate fair market value of $81.1 million and the weighted average effective yield on all of our debt investments was approximately 14.7%. Weighted average effective yields are computed using the effective interest rates for all debt investments at June 30, 2007, including amortization of deferred debt origination fees and original issue discount. As of June 30, 2007, the weighted average effective yield on all of our outstanding debt investments was 13.8%, excluding the impact of the deferred debt origination fee amortization.

The following table sets forth certain unaudited information as of June 30, 2007, for each portfolio company in which we had an investment:

		Cost of	Fair Value of
Company	Nature of Principal Business	Investment(1)(2)	Investment(3)
		(dollars in thousands)

Advantage Millwork Company, Inc.	Manufactures/distributes wood doors	$2,480	$2,480
All Hose & Specialty, LLC	Distributes commercial/industrial hoses	2,680	4,600
American Sensor Technologies, Inc.	Manufactures commercial/industrial sensors	3,450	3,975
Café Brazil, LLC	Operates casual restaurant chain	2,992	4,100
Carlton Global Resources, LLC	Produces and processes industrial minerals	4,931	4,931
CBT Nuggets, LLC	Produces and sells IT certification training videos	2,724	3,380
East Teak Fine Hardwoods, Inc.	Distributes hardwood products	1,737	2,062
Hawthorne Customs & Dispatch Services, LLC	Provides “one stop” logistics services	1,950	2,203
Hayden Acquisition, LLC	Manufactures utility structures	1,955	1,955
Houston Plating & Coatings, LLC	Provides plating and industrial coating services	310	2,220
Jensen Jewelers of Idaho, LLC	Sells retail jewelry	2,694	2,694
KBK Industries, LLC	Manufactures oilfield and industrial products	4,713	5,836
Laurus Healthcare, LP	Develops and manages healthcare facilities	3,115	3,115
Magna Card, Inc.	Distributes wholesale/consumer magnetic products	2,116	2.016
National Trench Safety, LLC	Rents and sells trench and traffic safety equipment	1,939	1,939
Pulse Systems, LLC	Manufactures components for medical devices	2,642	2,874
Quest Design & Production, LLC	Designs and fabricates custom displays	3,940	3,940
Support Systems Homes, Inc.	Manages substance abuse treatment centers	1,663	1,663
TA Acquisition Group, LP	Produces and processes construction aggregates	2,640	7,680
Technical Innovations, LLC	Manufactures specialty cutting tools and punches	2,065	3,105
Transportation General, Inc.	Provides taxi cab/transportation services	3,670	4,080
Turbine Air Systems, Ltd.	Manufactures commercial/industrial chilling systems	1,097	1,097
Vision Interests, Inc.	Manufactures/installs commercial signage	4,292	4,292
Wicks ’N More, LLC	Manufactures high-end candles	4,290	3,720
WorldCall, Inc.	Provides telecommunication/information services	1,064	1,150

	Total	$67,149	$81,107

(1)	Net of prepayments but before accumulated unearned income allocations.

(2)	Aggregates the cost of all of our investments in each of our portfolio companies.

(3)	Aggregates the fair value of all of our investments in each of our portfolio companies.

Recent Developments

In August 2007, Turbine Air Systems, Ltd. raised approximately $20 million through an equity capital funding transaction with certain institutional investors. In connection with this funding transaction, Main Street Mezzanine Fund agreed to the sale of its equity warrant position in Turbine Air Systems, Ltd. for $1.1 million in cash. The sale of the equity warrant resulted in a realized capital gain of approximately $1 million, which will be fully recognized in the third quarter of 2007.

In August 2007, Main Street Mezzanine Fund made a $4.3 million secured debt investment and a $1.0 million equity investment, representing an approximately 19% fully diluted ownership interest, in Universal Scaffolding & Equipment, LLC (“Universal”). Universal is in the business of manufacturing, sourcing and selling scaffolding, forming and shoring products, and custom fabricated cast iron products principally for the commercial and industrial construction and maintenance markets.

In August 2007, Main Street Mezzanine Fund made a $3.2 million secured debt investment and a $0.5 million equity investment in Gulf Manufacturing, LLC, a manufacturer and distributor of machined parts for industrial piping systems. In addition to its direct equity investment, Main Street Mezzanine Fund received warrants in connection with its debt investment and maintains a combined fully diluted equity position of approximately 27%.

In September 2007, Main Street Mezzanine Fund’s equity investment and equity warrant position were redeemed by Technical Innovations, LLC for $1.6 million. This redemption resulted in a total gain of $1.2 million which exceeded the fair value of such investment as of June 30, 2007 by $150,000. Main Street Mezzanine Fund also received a transaction advisory fee of $150,000 for facilitating and structuring the third-party equity financing secured to fund the redemption.

Subsequent to December 31, 2006, Main Street Mezzanine Fund has continued to make regular quarterly cash distributions to its partners from accumulated net investment income. On January 2, 2007, April 2, 2007 and July 2, 2007, Main Street Mezzanine Fund made regular quarterly cash distributions to its partners totaling $0.9 million, $1.0 million and $1.1 million, respectively.

In addition, Main Street Mezzanine Fund periodically distributes special cash distributions to its partners from the net proceeds of realized gains on investments. On January 5, 2007 and January 31, 2007, Main Street Mezzanine Fund made special cash distributions to its partners of $1.7 million and $1.0 million, respectively, relating to realized gains on its investments. Also, in August 2007, Main Street Mezzanine Fund made a special cash distribution to its partners of approximately $1 million related to the Turbine Air Systems, Ltd. realized gain.

As of September 17, 2007, we have executed non-binding term sheets for approximately $13 million of gross investment commitments in prospective portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

Why We Are Going Public

In 2002, Main Street Mezzanine Fund raised its initial capital, obtained its license to operate as an SBIC and began investing its capital. While we intend to continue to operate Main Street Mezzanine Fund as an SBIC and to utilize lower cost capital we can access through the SBA’s SBIC Debenture Program, which we refer to as SBA leverage or SBIC leverage, to partially fund our investment portfolio, we believe that being a public company will offer certain key advantages for our business that would not be available to us if we continue to operate as a private SBIC. These key advantages include:

•	Permanent Capital Base and Longer Investment Horizon. Unlike traditional private investment vehicles such as SBICs, which typically are finite-life limited partnerships with a limited investment horizon, we will operate as a corporation with a perpetual life and no requirement to return capital to investors. We believe raising separate pools of capital with finite investment terms unreasonably diverts management’s time from its basic investment activities. We believe that our new structure will allow us to make investments with a longer investment horizon and to better control the timing and method of exiting our investments, which we believe will enhance our returns.

•	Investment Efficiency. SBICs are subject to a number of regulatory restrictions on their investment activities, including limits on the size of individual investments and the size and types of companies in which they are permitted to invest. Subsequent to the consummation of this offering, we may make investments through Main Street Capital Corporation without these restrictions, allowing us to pursue certain attractive investment opportunities that we previously were required to forgo. In addition, as a public company with more capital available, we generally will not be required to secure co-investments from non-affiliated investors for investments exceeding our historical regulatory size limits.

•	Greater Access to Capital. As a public company, we expect to have access to greater amounts and types of capital that we can use to grow our investment portfolio. In addition, we should be able to obtain additional capital in a more efficient and cost effective manner than if we were to remain a private entity. We will also have the ability to spread our overhead and operating costs over a larger capital base.

•	Key Personnel Retention. Retaining and providing proper incentives to key personnel over longer periods of time is critical to the success of our operations. As a public company, we will have the ability to provide competitive rates of compensation, including equity incentives to current and future employees, to further align their economic interests with our stockholders.

Market Opportunity

Our business is to provide customized financing solutions to lower middle market companies, which we define as companies with annual revenues between $10.0 million and $100.0 million. Based on a search of the Dun and Bradstreet database completed on June 20, 2007, we believe there are approximately 68,000 companies in the United States with revenues between $10.0 million and $100.0 million. We believe many lower middle market companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing lower middle market companies. Consequently, we believe that the market for lower middle market investments, particularly those investments of less than $10.0 million, is currently underserved and less competitive. This market situation creates the opportunity for us to meet the financing requirements of lower middle market companies while also negotiating favorable transaction terms and equity participations.

Business Strategies

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Delivering Customized Financing Solutions. We believe our ability to provide a broad range of customized financing solutions to lower middle market companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

•	Focusing on Established Companies in the Lower Middle Market. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building management or are in the early stages of building a revenue base. In addition, established lower middle market companies generally provide opportunities for capital appreciation.

•	Leveraging the Skills and Experience of Our Investment Team. Our investment team has over 35 years of combined experience in lending to and investing in lower middle market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include five certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional and complex structures.

•	Maintaining Portfolio Diversification. We seek to maintain a portfolio of investments that is appropriately diversified among various companies, industries, geographic regions and end markets. This portfolio diversity is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

•	Capitalizing on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of referral sources for investments in lower middle market companies developed over the last ten years. Since our wholly-owned subsidiary, Main Street Mezzanine Fund, was formed in 2002, it has originated and been the lead investor in over 25 principal investment transactions and has developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing proprietary deal flow for us.

•	Benefiting from Lower Cost of Capital. Main Street Mezzanine Fund’s SBIC license has allowed it and, subject to SBA approval, will allow us to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base, our relative cost of debt capital should be lower than many of our competitors.

Investment Criteria

Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

•	Proven Management Team with Meaningful Financial Commitment. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Established Companies with Positive Cash Flow. We seek to invest in established companies in the lower middle market with sound historical financial performance. We typically focus on companies that have historically generated EBITDA of greater than $1.0 million and commensurate levels of free cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

•	Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Formation Transactions

Main Street Capital Corporation is a newly organized Maryland corporation, formed on March 9, 2007, for the purpose of acquiring Main Street Mezzanine Fund, the General Partner and the Investment Adviser, raising capital in this offering and thereafter operating as an internally-managed business development company under the Investment Company Act of 1940, or the 1940 Act.

Immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of this offering, we will consummate the following formation transactions to create an internally-managed operating structure which we believe will align the interests of management and stockholders and also enhance our net investment income, net cash flow from operations and dividend paying potential:

•	Pursuant to a merger agreement that has received the approval of the General Partner and over 95% of the limited partners of Main Street Mezzanine Fund, or the Limited Partners, we will acquire 100.0% of the limited partnership interests in Main Street Mezzanine Fund for $40.9 million (which represents the audited net asset value of Main Street Mezzanine Fund as of December 31, 2006, less cash distributed to partners in January 2007 related to realized gains). We will issue to the Limited Partners shares of common stock valued at $40.9 million in exchange for their limited partnership interests. The $40.9 million valuation represents a 54.4% premium over the total capital contributions made by the Limited Partners to Main Street Mezzanine Fund as a result of Main Street Mezzanine Fund’s cumulative retained earnings as well as the net unrealized appreciation recorded in the value of the investments held by Main Street Mezzanine Fund. The aggregate number of shares issuable to the Limited Partners will be determined by dividing $40.9 million by the initial public offering price per share. The shares issuable to the Limited Partners will be allocated among the Limited Partners in proportion to the respective limited partnership interests held by the Limited Partners.

•	We will acquire from the members of the General Partner 100.0% of their equity interests in the General Partner and, consequently, 100.0% of the general partnership interest in Main Street Mezzanine Fund for $9.0 million. We will issue to the members of the General Partner shares of common stock valued at $9.0 million in exchange for their equity interests in the General Partner. The aggregate number of shares issuable to the members of the General Partner will be determined by dividing $9.0 million by the initial public offering price per share. Under the current agreement of limited partnership, or partnership agreement, of Main Street Mezzanine Fund, the General Partner is entitled to 20.0% of Main Street Mezzanine Fund’s profits and related distributions. We refer to the General Partner’s right to receive such profits and related distributions as “carried interest.” The consideration being received by the members of the General Partner is based largely on the estimated present value of the 20.0% carried interest in Main Street Mezzanine Fund and comparable public market transactions, and was determined using industry standard valuation methodologies that we believe are reasonable and supportable.

In addition to serving as the general partner of Main Street Mezzanine Fund, the General Partner holds partnership interests in Main Street Mezzanine Fund equaling 0.7% of the total partnership interests.

•	We will acquire from the members of the Investment Adviser 100.0% of their equity interests in the Investment Adviser for $18.0 million. We will issue to the members of the Investment Adviser shares of common stock valued at $18.0 million in exchange for their equity interests in the Investment Adviser. The aggregate number of shares issuable to the members of the Investment Adviser will be determined by dividing $18.0 million by the initial public offering price per share. The consideration payable to the members of the Investment Adviser is based on the estimated present value of net distributable income related to the management fees to which the Investment Adviser is entitled to receive pursuant to certain agreements and comparable public market transactions, and was determined using industry standard valuation methodologies that we believe are reasonable and supportable.

In connection with the determination of the fair value of the investments held by Main Street Mezzanine Fund at December 31, 2006, the value of the equity interests in the General Partner and value of the equity interests in the Investment Advisor, the General Partner engaged Duff & Phelps LLC, an independent valuation firm (“Duff & Phelps”), to provide third party valuation consulting services which consisted of certain mutually agreed limited procedures that the General Partner identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). Upon completion of the Procedures, Duff and Phelps concluded that the fair value of the investments and the value of the equity interests subjected to the Procedures, as determined by the General Partner, did not appear unreasonable. Duff & Phelps’ performance of the Procedures did not constitute an opinion or recommendation as to the formation transactions. See also “Business — Valuation Process and Determination of Net Asset Value” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation.”

Under two separate management services agreements with Main Street Mezzanine Fund and Main Street Capital II, the Investment Adviser receives management fees from both Main Street Mezzanine Fund and Main Street Capital II. Until September 30, 2007, the Investment Adviser is entitled to receive a quarterly management fee, paid in advance, from Main Street Mezzanine Fund equal to 0.625% (2.5% annualized) of the sum of (i) the amount of qualifying private capital contributed or committed to Main Street Mezzanine Fund, (ii) any SBA permitted return of capital distributions made by Main Street Mezzanine Fund to its Limited Partners and (iii) an amount equal to two times qualifying private capital, representing the SBIC leverage available to Main Street Mezzanine Fund. After September 30, 2007, the Investment Adviser is entitled to receive a quarterly management fee from Main Street Mezzanine Fund equal to 0.625% (2.5% annualized) of the sum of (i) the amount of private capital contributed to Main Street Mezzanine Fund and (ii) the actual outstanding SBIC leverage of Main Street Mezzanine Fund. In connection with the formation transactions, the quarterly management fee from Main Street Mezzanine Fund will be adjusted to equal 0.625% (2.5% annualized) multiplied by the cost basis of active investments.

From January 1, 2006 until December 31, 2010 (or an earlier date if Main Street Capital II receives 80.0% or greater of its combined private funding and SBIC leverage), the Investment Adviser is entitled to receive a quarterly management fee, paid in advance, from Main Street Capital II equal to 0.5% (2.0% annualized) of the sum of (i) the amount of qualifying private capital contributed or committed to Main Street Capital II, (ii) any SBA permitted return of capital distributions made by Main Street Capital II to its limited partners, and (iii) an amount equal to two times qualifying private capital, representing the SBIC leverage available to Main Street Capital II. Thereafter, the Investment Adviser is entitled to receive a quarterly management fee, paid in advance, from Main Street Capital II equal to 0.5% (2.0% annualized) of the total cost of all active portfolio investments of Main Street Capital II.

Pursuant to the applicable management fee provisions as discussed above and the existing capital committed to both funds, the Investment Adviser is entitled to receive management fees of approximately $2 million and $3.2 million from Main Street Mezzanine Fund and Main Street Capital II, respectively, for the year ending December 31, 2007.

Prior to the closing of the formation transactions, the Investment Advisor will compensate its personnel and its members consistent with past practices, including paying bonus compensation of substantially all accumulated net earnings. After the closing of the formation transactions, the personnel of the Investment Advisor will be compensated as determined by the management of Main Street and the Compensation Committee of its Board of Directors.

The formation transactions discussed above have received approval from the SBA, subject only to receipt by the SBA of final transaction documents.

(1)	Based on 9,525,674 shares of common stock to be outstanding after this offering and completion of the formation transactions described elsewhere in this prospectus. Does not include 750,000 shares of common stock issuable pursuant to the underwriters’ over-allotment option.

After completion of this offering, we will be a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. We will be internally managed by our executive officers under the supervision of our board of directors (“Board of Directors”). As a result, we will not pay any external investment advisory fees, but instead we will incur the operating costs associated with employing investment and portfolio management professionals.

As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. See “Regulations.” We intend to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, asset diversification and other requirements.

Corporate Information

Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056. We maintain a website on the Internet at www.mainstreethouston.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Available Information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

The Offering

Common stock offered by us	5,000,000 shares(1)

Common stock issued in formation transactions	4,525,674 shares

Common stock to be outstanding after this offering	9,525,674 shares(1)

Use of proceeds	Our net proceeds from this offering will be approximately $68 million, assuming an initial public offering price of $15.00 per share. We intend to use all of the net proceeds from this offering to make investments in lower middle market companies in accordance with our investment objective and strategies described in this prospectus, pay our operating expenses and dividends to our stockholders and for general corporate purposes. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”

Proposed Nasdaq Global Market symbol	“MAIN”

Dividends	We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors. We expect to declare our initial quarterly dividend in November 2007 and pay the dividend on or before December 31, 2007.

Taxation	We intend to elect, effective as of the date of our formation, to be treated as a RIC for federal income tax purposes. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare dividends, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Risk factors	See “Risk Factors” beginning on page 15 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

(1)	Does not include 750,000 shares of common stock issuable pursuant to the over-allotment option granted by us to the underwriters.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Main Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Sales load (as a percentage of offering price)	7.0%	(1)
Offering and formation transaction expenses (as a percentage of offering price)	2.7%	(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	9.7%

Annual Expenses (as a percentage of net assets attributable to common stock):

Operating expenses	2.3	%(4)
Acquired fund fees and expenses	2.5	%(5)
Interest payments on borrowed funds	—	%(6)
Total annual expenses	4.8	%(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 7.0% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$136	$234	$331	$577

(1)	The underwriting discount with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering. The sales load in respect of any of the 500,000 shares sold pursuant to the directed share program described in “Underwriting — Directed Share Program” will be 2.5% of the offering price. If all shares are sold in the directed share program, the sales load as a percentage of offering price would be 6.55% and total stockholder transaction expenses as a percentage of offering price would be 9.25%.

(2)	Amount reflects estimated offering and formation transaction expenses of approximately $2 million to be paid by us.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Operating expenses represent our estimated annual operating expenses, excluding overhead incurred by the Investment Adviser related to its investment management responsibilities for Main Street Mezzanine Fund and Main Street Capital II. Upon consummation of the formation transactions, the Investment Adviser will be reflected as an investment in affiliated operating company as it does not conduct substantially all of its investment management activities for Main Street Mezzanine Fund. Operating expenses also exclude interest payments on borrowed funds, which is presented separately above.

(5)	Acquired fund fees and expenses are not fees and expenses to be incurred by Main Street Capital Corporation directly, but rather are expenses directly incurred by Main Street Mezzanine Fund which will be a wholly-owned subsidiary of Main Street Capital Corporation upon consummation of the formation transactions and the offering. These fees and expenses principally consist of approximately $3.2 million of annual interest payments on funds borrowed directly by Main Street Mezzanine Fund. As discussed elsewhere in this prospectus, Main Street Mezzanine Fund currently has $55.0 million of outstanding indebtedness guaranteed by the SBA. You will incur these fees and expenses indirectly through Main Street Capital Corporation’s 100% ownership of Main Street Mezzanine Fund.

(6)	There are no interest payments on borrowed funds as Main Street Capital Corporation has not directly issued any indebtedness. You will indirectly incur interest payments on the $55.0 million of outstanding indebtedness of Main Street Mezzanine Fund, as a wholly-owned subsidiary of Main Street Capital Corporation. However, the interest payments to be made by Main Street Mezzanine Fund are reflected in the “Acquired fund fees and expense” line item above.

(7)	The total annual expenses are the sum of operating expenses, acquired fund fees and expenses and interest payments on borrowed funds. In the future we may borrow money to leverage our net assets and increase our total assets.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SUMMARY FINANCIAL AND OTHER DATA

The summary financial and other data below reflects the combined operations of Main Street Mezzanine Fund and the General Partner. The summary financial data for the years ended December 31, 2004, 2005 and 2006, and as of December 31, 2006, have been derived from combined financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The summary financial and other data for the six months ended June 30, 2006 and June 30, 2007, and as of June 30, 2007, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results as of and for the six months ended June 30, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. You should read this summary financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

				Six Months
				Ended
	Year Ended December 31,			June 30,
	2004	2005	2006	2006	2007
				(Unaudited)
	(dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$4,452	$7,338	$9,013	$4,574	$5,181
Interest from idle funds and other	9	222	749	368	374

Total investment income	4,461	7,560	9,762	4,942	5,555

Expenses:
Management fees to affiliate	1,916	1,929	1,942	968	1,000
Interest	869	2,064	2,717	1,349	1,547
General and administrative	184	197	198	104	172
Professional costs related to offering	—	—	—	—	695

Total expenses	2,969	4,190	4,857	2,421	3,414

Net investment income	1,492	3,370	4,905	2,521	2,141
Total net realized gain (loss) from investments	1,171	1,488	2,430	181	597

Net realized income	2,663	4,858	7,335	2,702	2,738
Total net change in unrealized appreciation (depreciation) from investments	1,764	3,032	8,488	3,699	372

Net increase (decrease) in members’ equity and partners’ capital resulting from operations	$4,427	$7,890	$15,823	$6,401	$3,110

Other data:
Weighted average effective yield on debt investments(1)	15.3%	15.3%	15.0%	15.2%	14.7%
Number of portfolio companies	14	19	24	24	25
Expense ratios (as percentage of average net assets):
Operating expenses(2)	13.7%	9.0%	5.5%	3.0%	4.4%
Interest expense	5.7%	8.8%	7.0%	3.8%	3.7%

(1)	Weighted average effective yield is calculated based upon our debt investments at the end of each period and includes amortization of deferred debt origination fees.

(2)	The six months ended June 30, 2007 ratio includes the impact of professional costs related to this offering. These costs were 37.3% of operating expenses for that period.

	As of	As of
	December 31, 2006	June 30, 2007
		(Unaudited)
	(dollars in thousands)

Balance sheet data:
Assets:
Total investments at fair value	$76,209	$81,107
Accumulated unearned income	(2,498)	(2,523)

Total investments net of accumulated unearned income	73,711	78,584
Cash and cash equivalents	13,769	17,663
Deferred financing costs, net of accumulated amortization	1,333	1,484
Interest receivable and other assets	630	628
Deferred offering costs	—	698

Total assets	$89,443	$99,057

Liabilities, members’ equity and partners’ capital:
SBIC debentures	$45,100	$55,000
Interest payable	855	1,017
Accounts payable-offering costs	—	938
Accounts payable and other liabilities	216	259

Total liabilities	46,171	57,214
Total members’ equity and partners’ capital	43,272	41,843

Total liabilities, members’ equity and partners’ capital	$89,443	$99,057

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we will value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective of maximizing our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity-related investments will depend on our ability to effectively manage and deploy capital raised in this offering, which will depend, in turn, on our investment team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria. We cannot assure you that we will achieve our investment objective.

Accomplishing our investment objective on a cost-effective basis will be largely a function of our investment team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of this offering, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects.

The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

We may face increasing competition for investment opportunities.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in lower middle market companies. As a result of these new entrants, competition for investment opportunities in lower middle market companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our investment team, particularly Vincent D. Foster, Todd A. Reppert, Curtis L. Hartman, Dwayne L. Hyzak and David L. Magdol, for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we intend to enter into employment agreements with Messrs, Reppert, Stout, Hartman, Hyzak and Magdol and a non-compete agreement with Mr. Foster, we have no guarantee that they will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Additionally, the increase in available capital for investment resulting from this offering will require that we retain new investment and administrative personnel. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining these personnel, we may not be able to operate our business as we expect.

We have no operating history as a business development company or as a regulated investment company, which may impair your ability to assess our prospects.

Main Street Mezzanine Fund was formed in 2002 by certain members of our management team. Prior to this offering, however, we have not operated, and our management team has no experience operating, as a business development company under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have no operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. If we fail to operate our business so as to maintain our status as a business development company or a RIC, our operating flexibility will be significantly reduced.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we intend to use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through Main Street Mezzanine Fund, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of Main Street Mezzanine Fund that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders in the future. If the value of our assets also increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends. Leverage is generally considered a speculative investment technique.

On June 30, 2007, we, through Main Street Mezzanine Fund, had $55.0 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.8% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of Main Street Mezzanine Fund over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to common stockholder	(31.3)%	(19.5)%	(7.6)%	4.2%	16.0%

(1)	Assumes $99.1 million in total assets, $55.0 million in debt outstanding, $41.8 million in members’ equity and partners’ capital, and an average cost of funds of 5.8%. Actual interest payments may be different.

Our ability to achieve our investment objective may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA, or by borrowing from banks or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

SBA regulations limit the outstanding dollar amount of SBA-guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC or group of SBICs under common control to $127.2 million (which amount is subject to increase on an annual basis based on cost of living increases). Because of our and our investment team’s affiliations with Main Street Capital II, a separate SBIC which commenced investment operations in January 2006, Main Street Mezzanine Fund and Main Street Capital II may be deemed to be a group of SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by Main Street Mezzanine Fund and Main Street Capital II may be limited to $127.2 million, absent relief from the SBA. Currently, we, through Main Street Mezzanine Fund, do not intend to issue SBA-guaranteed debentures in excess of $55.0 million based upon Main Street Mezzanine Fund’s existing equity capital.

Main Street Mezzanine Fund’s current status as an SBIC does not automatically assure that it will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon Main Street Mezzanine Fund continuing to be in compliance with SBA regulations and policies. Moreover, the amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by Main Street Mezzanine Fund.

Our ability to enter into and exit investment transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly entering into certain investment transactions with our affiliates. Since January 2006, Main Street Mezzanine Fund has co-invested with Main Street Capital II in a number of lower middle market companies. Each co-investment was made at the same time and on the same terms. In connection with our election to be regulated as a business development company, neither we nor Main Street Mezzanine Fund will be permitted to co-invest with Main Street Capital II in certain types of negotiated investment transactions unless we receive an order from the SEC permitting us to do so. Moreover, we may be limited in our ability to make follow-on investments or liquidate our existing equity investments in such companies. Although we have applied to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that our application for such relief will be granted or what conditions will be placed on such relief.

There are significant potential conflicts of interest which could impact our investment returns.

The members of our investment team serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Messrs. Foster, Reppert, Hartman, Hyzak, Magdol and Stout, each of whom are members of our investment team, are and, following this offering, will continue to have responsibilities for and an economic interest in Main Street Capital II, a separate SBIC which commenced investment operations in January 2006. Importantly, Main Street Capital II has overlapping investment objectives with those of Main Street and, accordingly, makes loans to, and invests in, companies similar to those targeted by Main Street. As a result of their responsibilities for and economic interest in Main Street Capital II, the members of our investment team will face conflicts in the allocation of investment opportunities to Main Street Capital II. Although the members of our investment team will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by Main Street Capital II. Pending receipt of exemptive relief from the SEC to permit co-investment as described above, the members of our investment team will be forced to choose whether we or Main Street Capital II should make the investment when they identify an investment opportunity.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4.0% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. See “Material U.S. Federal Income Tax Considerations.” Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.

We intend to declare our initial quarterly dividend in November 2007 and will pay the dividend on or before December 31, 2007, and thereafter pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay our initial dividend or thereafter make a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay dividends. All dividends will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations, Main Street Mezzanine Fund’s compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. Due to tax accounting rules affecting our formation transactions, it is likely that a portion of our initial distribution will include a return of capital. In the future, our distributions may also include a return of capital.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”

Main Street Mezzanine Fund, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to qualify for RIC tax treatment, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, which includes the income from Main Street Mezzanine Fund. We will be partially dependent on Main Street Mezzanine Fund for cash distributions to enable us to meet the RIC distribution requirements. Main Street Mezzanine Fund may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify for RIC tax treatment. We may have to request a waiver of the SBA’s restrictions for Main Street Mezzanine Fund to make certain distributions to maintain our eligibility for RIC tax treatment. We cannot assure you that the SBA will grant such waiver and if Main Street Mezzanine Fund is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders upon our election to be treated as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we become a RIC, some or all of which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, Main Street Mezzanine Fund, and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current Debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon completion of our initial public offering, we will be subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2008, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. There can be no assurance that we will successfully identify and resolve all issues required to be disclosed prior to becoming a public company or that our quarterly reviews will not identify additional material weaknesses. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Risks Related to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in secured term debt as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. See “Regulation.”

We believe that substantially all of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

Most of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we make direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Risks Relating to this Offering and Our Common Stock

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us up to 18 months to invest substantially all of the net proceeds of this offering in securities meeting our investment objective. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Investors in this offering are likely to incur immediate dilution upon the closing of this offering.

In connection with the formation transactions, we will issue common stock equal to approximately $40.9 million, which represents the net asset value of Main Street Mezzanine Fund as of December 31, 2006, as reduced for certain cash distributions made to its partners in January 2007 related to realized gains, to the Limited Partners in exchange for their respective interests, as described in the section entitled “Formation; Business Development Company and Regulated Investment Company Elections”. However, the formation transactions will not take place until immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of the initial public offering. On the closing date of the formation transactions, the actual net asset value of Main Street Mezzanine Fund may be greater or less than the net asset value of Main Street Mezzanine Fund as of December 31, 2006 used to determine the number of shares of common stock that the Limited Partners will receive in connection with the formation transactions. If, on the closing date of the formation transactions, the net asset value of Main Street Mezzanine Fund has decreased from its value as of December 31, 2006, the Limited Partners will receive more shares of common stock than they would have if the net asset value was determined closer to the time of the closing date for the formation transactions.

Furthermore, after giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $15.00 per share, and after deducting estimated underwriting discounts and estimated offering and formation transaction expenses payable by us, our as-adjusted pro forma net asset value as of June 30, 2007, would have been approximately $128.3 million, or $13.47 per share. This represents an immediate increase in our net asset value per share of $0.25 to Limited Partners, the members of the General Partner and the members of the Investment Adviser and dilution in net asset value per share of $1.53 to new investors who purchase shares in this offering. See “Dilution” for more information.

We have not identified specific investments in which to invest all of the proceeds of this offering.

As of the date of this prospectus, we have not entered into definitive agreements for any specific investments in which to invest the net proceeds of this offering. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which we will invest the net proceeds of this offering, or the economic merits of any new investment.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, business development companies or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC status or Main Street Mezzanine Fund’s status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel; and

•	general economic trends and other external factors.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock was determined through negotiations among us and the underwriters. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Initially, the market for our common stock will be extremely limited. Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock.

In connection with the formation transactions, the former Limited Partners and members of the General Partner and the Investment Adviser will receive restricted common stock in consideration for their respective equity interests in such entities. See “Formation; Business Development Company and Regulated Investment Company Elections-Formation Transactions.” This stock may be transferred subject to certain terms and limitations under Rule 144 (a non-exclusive resale exemption under the Securities Act of 1933) following the first anniversary of issuance. Moreover, we have agreed to use reasonable best efforts to register the resale of this restricted stock as soon as practicable following the first anniversary of the closing of this offering. Thus, this restricted stock represents a significant “overhang,” and significant sales of this stock, once it becomes tradable following the first anniversary of the closing, could have an adverse affect on the price of our shares. Any such adverse effects upon our share price could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our Board of Directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. If the applicable board resolution is repealed following such period of time or our Board of Directors does not otherwise approve a business combination, the Business Combination Act and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION; BUSINESS DEVELOPMENT COMPANY AND
REGULATED INVESTMENT COMPANY ELECTIONS

Formation Transactions

Prior to the closing of this offering and the transactions described below, investments were made by Main Street Mezzanine Fund, LP, a privately-held Delaware limited partnership which holds a license as an SBIC. Prior to the closing of this offering, Main Street Mezzanine Fund had 98 limited partners, and a general partner, Main Street Mezzanine Management, LLC, or the General Partner. Main Street Mezzanine Fund’s investments have been managed by Main Street Capital Partners, LLC, or the Investment Adviser, pursuant to a management services agreement between the Investment Adviser and Main Street Mezzanine Fund.

The Investment Adviser also serves as the manager and investment adviser for Main Street Capital II, LP, which also holds an SBIC license. We will not acquire any interest in Main Street Capital II in connection with the transactions described below but the Investment Adviser will continue to act as the manager and investment adviser to Main Street Capital II subsequent to such transactions.

Main Street Capital Corporation was incorporated as a Maryland corporation on March 9, 2007, for the purpose of acquiring Main Street Mezzanine Fund, the General Partner and the Investment Adviser, raising capital in this offering and thereafter operating as an internally managed business development company under the 1940 Act. Upon the closing of this offering, we will own and operate Main Street Mezzanine Fund through the corporate structure described below.

On May 10, 2007, we entered into acquisition agreements with Main Street Mezzanine Fund, the General Partner and the Investment Adviser to effect the following transactions. Pursuant to these acquisition agreements, immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of this offering, we will consummate the following formation transactions to create an internally-managed operating structure which we believe will align the interests of management and stockholders and also enhance our net investment income, net cash flow from operations and dividend-paying potential:

•	Pursuant to a merger agreement that has received the approval of the General Partner and over 95% of the limited partners of Main Street Mezzanine Fund, or the Limited Partners, we will acquire 100.0% of the limited partnership interests in Main Street Mezzanine Fund for $40.9 million (which represents the audited net asset value of Main Street Mezzanine Fund as of December 31, 2006, less cash distributed to partners in January 2007 related to realized gains). We will issue to the Limited Partners shares of common stock valued at $40.9 million in exchange for their limited partnership interests. The $40.9 million valuation represents a 54.4% premium over the total capital contributions made by the Limited Partners to Main Street Mezzanine Fund as a result of Main Street Mezzanine Fund’s cumulative retained earnings as well as the net unrealized appreciation recorded in the value of the investments held by Main Street Mezzanine Fund. The aggregate number of shares issuable to the Limited Partners will be determined by dividing $40.9 million by the initial public offering price per share. The shares issuable to the Limited Partners under the agreement will be allocated among the Limited Partners in proportion to the respective limited partnership interests held by the Limited Partners.

•	We will acquire from the members of the General Partner 100.0% of their equity interests in the General Partner and, consequently, 100.0% of the general partnership interest in Main Street Mezzanine Fund for $9.0 million. We will issue to the members of the General Partner shares of common stock valued at $9.0 million in exchange for their equity interests in the General Partner. The aggregate number of shares issuable to the members of the General Partner will be determined by dividing $9.0 million by the initial public offering price per share. Under the current agreement of limited partnership, or partnership agreement, of Main Street Mezzanine Fund, the General Partner is entitled to 20.0% of Main Street Mezzanine Fund’s profits and related distributions. We refer to the General Partner’s right to receive such profits and related distributions as “carried interest.” The consideration being received by the members of the General Partner is based largely on the estimated present value of the 20.0% carried interest in Main

Street Mezzanine Fund and comparable public market transactions, and was determined using industry standard valuation methodologies that we believe are reasonable and supportable.

In addition to serving as the general partner of Main Street Mezzanine Fund, the General Partner holds partnership interests in Main Street Mezzanine Fund equaling 0.7% of the total partnership interests.

•	We will acquire from the members of the Investment Adviser 100.0% of their equity interests in the Investment Adviser for $18.0 million. We will issue to the members of the Investment Adviser shares of common stock valued at $18.0 million in exchange for their equity interests in the Investment Adviser. The aggregate number of shares issuable to the members of the Investment Adviser will be determined by dividing $18.0 million by the initial public offering price per share. The consideration payable to the members of the Investment Adviser is based on the estimated present value of net distributable income related to the management fees to which the Investment Advisor is entitled to receive pursuant to certain agreements and comparable public market transactions, and was determined using industry standard valuation methodologies that we believe are reasonable and supportable.

In connection with the determination of the fair value of the investments held by Main Street Mezzanine Fund at December 31, 2006, the value of the equity interests in the General Partner and value of the equity interests in the Investment Advisor, the General Partner engaged Duff & Phelps LLC, and independent valuation firm (“Duff & Phelps”), to provide third party valuation consulting services which consisted of certain mutually agreed limited procedures that the General Partner identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). Upon completion of the Procedures, Duff and Phelps concluded that the fair value of the investments and the value of the equity interests subjected to the Procedures, as determined by the General Partner, did not appear unreasonable. Duff & Phelps’ performance of the Procedures did not constitute an opinion or recommendation as to the formation transactions. See also “Business — Valuation Process and Determination of Net Asset Value” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation.”

Under two separate management services agreements with Main Street Mezzanine Fund and Main Street Capital II, the Investment Adviser receives management fees from both Main Street Mezzanine Fund and Main Street Capital II. Until September 30, 2007, the Investment Adviser is entitled to receive a quarterly management fee, paid in advance, from Main Street Mezzanine Fund equal to 0.625% (2.5% annualized) of the sum of (i) the amount of qualifying private capital contributed or committed to Main Street Mezzanine Fund, (ii) any SBA permitted return of capital distributions made by Main Street Mezzanine Fund to its limited partners and (iii) an amount equal to two times qualifying private capital, representing the SBIC leverage available to Main Street Mezzanine Fund. After September 30, 2007, the Investment Adviser is entitled to receive a quarterly management fee from Main Street Mezzanine Fund equal to 0.625% (2.5% annualized) of the sum of (i) the amount of private capital contributed to Main Street Mezzanine Fund and (ii) the actual outstanding SBIC leverage of Main Street Mezzanine Fund. In connection with the formation transactions, the quarterly management fee from Main Street Mezzanine Fund will be adjusted to equal 0.625% (2.5% annualized) multiplied by the cost basis of active investments.

From January 1, 2006 until December 31, 2010 (or an earlier date if Main Street Capital II receives 80.0% or greater of its combined private funding and SBIC leverage), the Investment Adviser is entitled to receive a quarterly management fee, paid in advance, from Main Street Capital II equal to 0.5% (2.0% annualized) of the sum of (i) the amount of qualifying private capital contributed or committed to Main Street Capital II, (ii) any SBA permitted return of capital distributions made by Main Street Capital II to its limited partners and (iii) an amount equal to two times qualifying private capital, SBIC leverage available to Main Street Capital II. Thereafter, the Investment Adviser is entitled to receive a quarterly management fee, paid in advance, from Main Street Capital II equal to 0.5% (2.0% annualized) of the total cost of all active portfolio investments of Main Street Capital II.

Pursuant to the applicable management fee provisions discussed above and the existing capital committed to both funds, the Investment Adviser is entitled to receive management fees of approximately $2 million and $3.2 million from Main Street Mezzanine Fund and Main Street Capital II, respectively, for the year ending December 31, 2007.

Prior to the closing of the formation transactions, the Investment Advisor will compensate its personnel and its members consistent with past practices, including paying bonus compensation of substantially all accumulated net earnings. After the closing of the formation transactions, the personnel of the Investment Advisor will be compensated as determined by the management of Main Street and the Compensation Committee of its Board of Directors.

The following diagram depicts our organizational structure upon completion of this offering and the formation transactions described elsewhere in this prospectus:

(1)	Based on 9,525,674 shares of common stock to be outstanding after this offering and completion of the formation transactions described elsewhere in this prospectus. Does not include 750,000 shares of common stock issuable pursuant to the underwriters’ over-allotment option.

Because the SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or issuances or transfers that would result in any person (or group of persons acting in concert) owning 10.0% or more of a class of stock of an SBIC, the formation transactions described above and this offering require the written consent of the SBA. Main Street Mezzanine Fund has received approval from the SBA for the formation transactions, subject only to receipt by the SBA of final transaction documents. Main Street Mezzanine Fund intends to continue to hold its SBIC license upon the closing of this offering and be subject to the rules and regulations of the SBIC Program.

Business Development Company and Regulated Investment Company Elections

In connection with this offering, we will file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of the date of our formation. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a business development company and our election to be treated as a RIC are outlined below.

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined by our Board of Directors. Changes in these values will be reported through our statement of operations under the caption entitled “total net change in unrealized appreciation (depreciation) from investments.” See “Business — Valuation Process and Determination of Net Asset Value.”

Our ability to enter into and exit investment transactions with Main Street Capital II may be restricted.

Since January 2006, Main Street Mezzanine Fund has co-invested with Main Street Capital II in lower middle market companies. Each such investment was made at the same time and on the same terms. In connection with our election to be regulated as a business development company, neither we nor Main Street Mezzanine Fund will be permitted to co-invest with Main Street Capital II in certain types of negotiated investment transactions unless we receive an order from the SEC permitting us to do so. Moreover, we may be limited in our ability to make follow-on investments or liquidate our existing investments in such companies. Although we have applied to the SEC for exemptive relief to permit such co-investment and liquidity transactions, subject to certain conditions, we cannot be certain that our application for such relief will be granted or what conditions will be placed on such relief.

We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains, if any.

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test. In connection with this offering and our intended election to be regulated as a business development company, we have filed a request with the SEC for exemptive relief to allow us to exclude any indebtedness guaranteed by the SBA and issued by Main Street Mezzanine Fund from the 200.0% asset coverage requirements applicable to us. While the

SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted.

We intend to distribute substantially all of our income to our stockholders.

As a RIC, we intend to distribute to our stockholders substantially all of our income, except possibly for certain net long-term capital gains. We may make deemed distributions to our stockholders of some or all of our retained net long-term capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $68 million, or approximately $78 million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $15.00 per share, after deducting the underwriting discount and estimated offering and formation transaction expenses of approximately $2 million.

We intend to use all of the net proceeds from this offering to make investments in lower middle market companies in accordance with our investment objective and strategies described in this prospectus, pay our operating expenses and dividends to our stockholders, and for general corporate purposes. Based on current market conditions, we anticipate that it may take up to 18 months to fully invest the net proceeds we receive in connection with this offering, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. However, if market conditions change, it may take us longer than 18 months to fully invest the net proceeds from this offering. Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”

DIVIDENDS

We intend to pay quarterly dividends to our stockholders following our election to be taxed as a RIC, which we intend will be effective as of the date of our formation. Our quarterly dividends, if any, will be determined by our Board of Directors. We expect to declare our initial quarterly dividend in November 2007, and pay the dividend on or before December 31, 2007.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.0% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you had received an actual distribution of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2007:

•	on an actual unaudited basis; and

•	on a pro forma as adjusted basis to reflect the issuance by us of shares of common stock in the formation transactions and the sale by us of 5,000,000 shares of common stock in this offering at an assumed initial public offering price of $15.00 per share, after deducting the estimated underwriting discounts and estimated offering and formation transaction expenses payable by us.

This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of June 30, 2007
		Pro Forma
	Actual	As Adjusted
	(Unaudited)
	(dollars in thousands)

Cash and cash equivalents	$17,663	$85,868

Borrowings (SBA-guaranteed debentures payable)	$55,000	$55,000
Equity:
Members’ equity and partners’ capital	41,843	—
Common stock, $0.01 par value per share; no shares authorized, no shares issued and outstanding, actual (150,000,000 shares authorized; 9,525,674 shares issued and outstanding, as adjusted)	—	95
Additional paid-in capital/Undistributed Earnings	—	128,193

Total members’ equity and partners’ capital/stockholders’ equity	41,843	128,288

Total capitalization	$96,843	$183,288

PRO FORMA AS ADJUSTED BALANCE SHEET

The following unaudited pro forma as adjusted balance sheet is based on the historical unaudited combined balance sheet of Main Street Mezzanine Fund and the General Partner as of June 30, 2007, included elsewhere in this prospectus and pro forma as adjusted to give effect to the completion of the formation transactions and the initial public offering discussed in this prospectus.

	Main Street
	Mezzanine Fund		Pro Forma		Pro Forma
	and General		Main Street		Main Street
	Partner Historical		Mezzanine		Mezzanine Fund
	Balance Sheet	Adjustments	Fund and	Initial Public	and General
	as of	for Formation	General	Offering	Partner
	June 30, 2007	Transactions(1)(2)	Partner(2)	Adjustments(3)	As Adjusted(4)
		(dollars in thousands)

Assets:
Investments at fair value	$81,107	$—	$81,107	$—	$81,107
Investment — affiliate operating company	—	18,000	18,000	—	18,000
Accumulated unearned income	(2,523)	—	(2,523)	—	(2,523)

Total investments net of accumulated unearned income	78,584	18,000	96,584	—	96,584
Cash and cash equivalents	17,663	—	17,663	68,205	85,868
Deferred financing costs, net	1,484	—	1,484	—	1,484
Interest receivable and other assets	628	—	628	—	628
Deferred offering costs	698	—	698	(698)	—

Total Assets	$99,057	$18,000	$117,057	$67,507	$184,564

Liabilities and Members’ Equity and Partners’ Capital:
SBIC debentures	$55,000	$—	$55,000	$—	$55,000
Interest payable	1,017	—	1,017	—	1,017
Accounts payable-offering costs	938	—	938	(938)	—
Accounts payable and other liabilities	259	—	259	—	259

Total Liabilities	57,214	—	57,214	(938)	56,276
Members’ equity (General Partner) and partners’ capital contributions	41,843	(41,843)	—	—	—
Common stock, $0.01 par value per share; 150,000,000 shares authorized; 4,525,674 and 9,525,674 shares issued and outstanding, for pro forma and pro forma as adjusted, respectively	—	45	45	50	95
Additional paid-in capital/undistributed earnings	—	59,798	59,798	68,395	128,193

Total members’ equity and partners’ capital/stockholders’ equity	41,843	18,000	59,843	68,445	128,288

Total liabilities and members’ equity and partners’ capital/stockholders’ equity	$99,057	$18,000	$117,057	$67,507	$184,564

Shares outstanding			4,525,674		9,525,674

Net asset value per share			$13.22		$13.47

(1)	The formation transactions consist of (i) the issuance of 2,725,674 shares of common stock representing $40.9 million in total value to the Limited Partners for all of their limited partnership interests, (ii) the issuance of 600,000 shares of common stock, representing $9.0 million in total value, to the members of the General Partner for all of their equity interests in the General Partner and (iii) the issuance of 1,200,000 shares of common stock, representing $18.0 million in total value, to the members of the Investment Adviser for all of their equity interests in the Investment Adviser.

(2)	The acquisition of the Investment Adviser pursuant to the formation transactions is reflected in the pro forma balance sheet as an investment in affiliate operating company. The management activities of the Investment Adviser include investment management activities for both Main Street Mezzanine Fund and for Main Street Capital II. Therefore, the Investment Adviser does not conduct substantially all of its investment management activities for Main Street Mezzanine Fund.

(3)	The “Initial Public Offering Adjustments” consist of the sale of 5,000,000 shares of common stock at $15.00 per share in an initial public offering, net of underwriting discounts and offering and formation transaction expenses, assuming no shares are sold in the directed share program described in “Underwriting - Directed Share Program.”

(4)	“Pro Forma Main Street Mezzanine Fund and General Partner As Adjusted” reflects the historical combined balance sheet of Main Street Mezzanine Fund and the General Partner as of June 30, 2007, as adjusted for the completion of the formation transactions and the initial public offering.

The following unaudited pro forma financial information is based upon the historical financial statements of Main Street Mezzanine Fund, LP and the General Partner for the periods presented included elsewhere in this prospectus, as hypothetically adjusted to give effect to the consummation of the formation transactions.

					Pro Forma
				Six Months	Adjustments		Pro Forma
	Years Ended December 31,			Ended June 30,	for Formation		for Formation
	2004	2005	2006	2007	Transactions		Transactions
	(dollars in thousands)

Total return to the General Partner(1)	436.2%	243.8%	184.6%	16.6%	N/A		6,622.2	%(2)
Total return to the Limited Partners(1)	23.9%	37.9%	39.9%	6.3%	N/A		75.3	%(2)
Net asset value allocation to the General Partner	$663	$1,755	$3,850	$3,546	$5,454	(3)	$9,000
Net asset value allocation to the Limited Partners	16,575	31,514	39,423	38,297	(5,454	)(3)	32,843

Total net asset value	$17,238	$33,269	$43,273	$41,843	$—		$41,843

(1)	Total returns based on the change in net asset values were calculated using the sum of the ending net asset value for the period plus the distributions to members (General Partner) or partners (Limited Partners) during the period less capital contributions during the period, as divided by the beginning net asset value. Total returns for the interim period are not annualized.

(2)	These total returns were based on approximately $26.5 million and $0.2 million, respectively, of total cumulative contributions from Limited Partners and the General Partner. The pro forma total returns also include a hypothetical adjustment related to the acquisition of the General Partner interests as part of the formation transactions. The Limited Partners and the General Partner have received total cumulative cash distributions of approximately $13.3 million and $3.3 million, respectively, through June 30, 2007.

(3)	These adjustments represent a hypothetical change in relative net asset value related to the acquisition of the General Partner interests as part of the formation transactions.

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted pro forma net asset value per share of our common stock immediately after the completion of this offering.

Our net asset value as of June 30, 2007, was $41.8 million. Our pro forma net asset value, as of June 30, 2007, would have been $13.22 per share. We determined our pro forma net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) as of June 30, 2007, by the pro forma number of shares of common stock outstanding as of June 30, 2007, after giving effect to the formation transactions occurring immediately prior to our election to be treated as a business development company under the 1940 Act and this offering. See “Formation; Business Development Company and Regulated Investment Company Elections — Formation Transactions.”

After giving effect to the sale of our common stock in this offering at an assumed initial public offering price of $15.00 per share, the application of the net proceeds from this offering as set forth in “Use of Proceeds” and after deducting estimated underwriting discounts and commissions and estimated offering and formation transaction expenses payable by us, our as-adjusted pro forma net asset value as of June 30, 2007 would have been $128.3 million, or $13.47 per share. This represents an immediate increase in our net asset value per share of $0.25 to existing stockholders and dilution in net asset value per share of $1.53 to new investors who purchase shares in this offering. The following table illustrates this per share dilution:

Assumed initial public offering price per share		$15.00
Pro forma net asset value per share after giving effect to the formation transactions	$13.22
Increase in net asset value per share attributable to new investors in this offering	$0.25

As-adjusted pro forma net asset value per share after this offering		$13.47

Dilution per share to new investors(1)		$1.53

(1)	To the extent the underwriters’ over-allotment option is exercised, there will be further dilution to new investors.

The following table summarizes, as of June 30, 2007, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering assuming an initial public offering price of $15.00 per share, before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration		Average Price
	Number	Percent	Amount	Percent	per Share

Existing stockholders(1)	4,525,674	47.5%	$59,842,866	44.4%	$13.22
New investors	5,000,000	52.5	75,000,000	55.6	$15.00

Total	9,525,674	100.0%	$134,842,866	100.0%

(1)	Reflects the formation transactions that we expect to occur immediately prior to our election to be treated as a business development company under the 1940 Act and the closing of this offering.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below reflects the combined operations of Main Street Mezzanine Fund and the General Partner. The selected financial data at December 31, 2005 and 2006 and for the years ended December 31, 2004, 2005 and 2006, have been derived from combined financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at December 31, 2002, 2003 and 2004 and for the years ended December 31, 2002 and 2003 have been derived from unaudited combined financial statements. The selected financial and other data for the six months ended June 30, 2006 and June 30, 2007, and as of June 30, 2006 and June 30, 2007, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results as of and for the six months ended June 30, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Six Months
						Ended
	Years Ended December 31,					June 30,
	2002(1)	2003	2004	2005	2006	2006	2007
	(Unaudited)	(Unaudited)				(Unaudited)
	(dollars in thousands)

Income statement data:
Investment income:
Total interest, fee and dividend income	$431	$3,397	$4,452	$7,338	$9,013	$4,574	$5,181
Interest from idle funds and other	5	7	9	222	749	368	374

Total investment income	436	3,404	4,461	7,560	9,762	4,942	5,555

Expenses:
Management fees to affiliate	439	1,722	1,916	1,929	1,942	968	1,000
Interest	—	113	869	2,064	2,717	1,349	1,547
Organizational expenses	237	—	—	—	—
General and administrative	42	135	184	197	198	104	172
Professional costs related to offering	—	—	—	—	—	—	695

Total expenses	718	1,970	2,969	4,190	4,857	2,421	3,414

Net investment income	(282)	1,434	1,492	3,370	4,905	2,521	2,141
Total net realized gain (loss) from investments	—	(225)	1,171	1,488	2,430	181	597

Net realized income	(282)	1,209	2,663	4,858	7,335	2,702	2,738
Total net change in unrealized appreciation (depreciation) from investments	—	300	1,764	3,032	8,488	3,699	372

Net increase (decrease) in members’ equity and partners’ capital resulting from operations	$(282)	$1,509	$4,427	$7,890	$15,823	$6,401	$3,110

(1)	Represents the period from inception (June 30, 2002) through December 31, 2002.

	As of December 31,					As of June 30,
	2002(1)	2003	2004	2005	2006	2006	2007
	(Unaudited)	(Unaudited)	(Unaudited)			(Unaudited)
	(dollars in thousands)

Balance sheet data:
Assets:
Total investments at fair value	$7,265	$19,920	$40,733	$53,795	$76,209	$71,922	$81,107
Accumulated unearned income	(1,500)	(1,972)	(2,761)	(2,603)	(2,498)	(2,953)	(2,523)

Total investments net of accumulated unearned income	5,765	17,948	37,972	51,192	73,711	68,969	78,584
Cash and cash equivalents	4,300	1,537	796	26,261	13,769	12,999	17,663
Deferred financing costs, net of accumulated amortization	—	416	984	1,442	1,333	1,413	1,484
Interest receivable and other assets	70	266	262	439	630	405	628
Deferred offering costs						—	698

Total assets	$10,135	$20,167	$40,014	$79,334	$89,443	$83,786	$99,057

Liabilities and members’ equity and partners’ capital:
SBIC debentures	$—	$5,000	$22,000	$45,100	$45,100	$45,100	$55,000
Interest payable	—	60	354	771	855	855	1,017
Accounts payable-offering costs	—	—	—	—	—	—	938
Accounts payable and other liabilities	59	139	422	194	216	39	259

Total liabilities	59	5,199	22,776	46,065	46,171	45,994	57,214
Total members’ equity and partners’ capital	10,076	14,968	17,238	33,269	43,272	37,792	41,843

Total liabilities and members’ equity and partners’ capital	$10,135	$20,167	$40,014	$79,334	$89,443	$83,786	$99,057

Other data:
Weighted average effective yield on debt investments(2)	18.9%	16.2%	15.3%	15.3%	15.0%	15.2%	14.7%
Number of portfolio companies	2	8	14	19	24	24	25
Expense ratios (as percentage of average net assets):
Operating expenses(3)	14.2%	12.3%	13.7%	9.0%	5.5%	3.0%	4.4%
Interest expense	—	0.7%	5.7%	8.8%	7.0%	3.8%	3.7%

(1)	Represents the period from inception (June 30, 2002) through December 31, 2002.

(2)	Weighted average effective yield is calculated based upon our debt investments at the end of each period and includes amortization of deferred debt origination fees.

(3)	The six months ended June 30, 2007 ratio includes the impact of professional costs related to this offering. These costs were 37.3% of operating expenses for that period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a specialty investment company focused on providing customized debt and equity financing to lower middle market companies that operate in diverse industries. Since our wholly-owned subsidiary, Main Street Mezzanine Fund, was formed in 2002, it has funded over $100 million of debt and equity investments. See the “Portfolio Companies” section for further information on our current investments. We seek to fill the current financing gap for lower middle market businesses, which have limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing requirements of lower middle market companies while also negotiating favorable transaction terms and equity participations.

Since commencing investment operations in 2002, Main Street Mezzanine Fund has invested primarily in secured debt instruments, equity investments, warrants and other securities of lower middle market companies based in the United States. Main Street Mezzanine Fund is licensed as an SBIC by the SBA. Main Street Mezzanine Management, LLC, or the General Partner, has been the general partner of Main Street Mezzanine Fund since its inception and Main Street Capital Partners, LLC, or the Investment Adviser, has acted as Main Street Mezzanine Fund’s manager and investment adviser. The Investment Adviser also acts as the manager and investment adviser to Main Street Capital II, LP, a separate SBIC which commenced its investment operations in January 2006. The Investment Adviser receives a management fee pursuant to separate management service agreements with both Main Street Mezzanine Fund and Main Street Capital II. Immediately prior to our election to be treated as a business development company under the 1940 Act and the consummation of this offering, we will acquire all of the outstanding equity interests of Main Street Mezzanine Fund, the General Partner and the Investment Adviser through the formation transactions. We will not acquire any interest in Main Street Capital II in connection with such transactions, but the Investment Adviser will continue to act as the manager and investment adviser to Main Street Capital II. For the year ending December 31, 2007, the Investment Adviser will be entitled to receive management fees from Main Street Capital II of $3.2 million.

Our financial statements reflect the combined operations of Main Street Mezzanine Fund and the General Partner prior to the formation transactions described elsewhere in this prospectus.

Critical Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

The most significant estimate inherent in the preparation of our combined financial statements is the valuation of our investments and the related amounts of unrealized appreciation and depreciation. We are required to report our investments at fair value.

As of June 30, 2007, approximately 82% of our total assets represented investments in portfolio companies valued at fair value. We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We also generally prepare and analyze discounted cash flow models based on its projections of the future free cash flows of the business and industry derived cost of capital. We review external events, including private mergers and acquisitions, and include these events in the enterprise valuation process.

Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities, financing events or other liquidation events.

In connection with the determination of the fair value of the investments at December 31, 2006 and June 30, 2007, the General Partner engaged Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), to provide third party valuation consulting services which consisted of certain mutually agreed limited procedures that the General Partner identified and requested Duff and Phelps to perform (“hereinafter referred to as the “Procedures”). For the year ended December 31, 2006, the General Partner asked Duff & Phelps to perform the Procedures on investments in 22 portfolio companies comprising approximately 99.0% of the total investments at fair value as of December 31, 2006. For the quarters ended March 31, 2007 and June 30, 2007, the General Partner asked Duff & Phelps to perform the Procedures on investments in 6 portfolio companies during each quarter comprising approximately 35.0% and 19.0%, respectively, of the total investments at fair value as of March 31, 2007 and June 30, 2007. Upon completion of the Procedures, Duff & Phelps concluded that the fair value, as determined by the General Partner, of those investments subjected to the Procedures did not appear to be unreasonable. The General Partner is ultimately and solely responsible for determining the fair value of the investments in good faith. See also “Business — Valuation Process and Determination of Net Asset Value” for a discussion of our valuation process and for a description of the Procedures performed by Duff & Phelps.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We may periodically provide services, including structuring and advisory services, to our portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions completed. We also receive upfront debt origination or closing fees in connection with our debt investments. Such upfront debt origination and closing fees are capitalized as unearned income on our balance sheet and amortized as additional interest income over the life of the debt investment.

Payment-in-Kind Interest (PIK)

While not significant to our total debt investment portfolio, we currently hold several loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain RIC tax treatment, this non-cash source of income will need to be paid out to stockholders in the form of distributions, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectable.

Portfolio Composition

Investments principally consist of secured debt, equity warrants and direct equity investments in privately-held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment.

Summaries of the composition of our investment portfolio at cost and fair value as a percentage of total investments are shown in following table:

	December 31,		June 30,
Cost:	2005	2006	2007
			(Unaudited)

First lien debt	69.9%	77.1%	82.3%
Second lien debt	20.4	11.8%	7.3
Equity	5.2	7.6%	7.9
Equity warrants	4.5	3.5%	2.5

	100.0%	100.0%	100.0%

	December 31,		June 30,
Fair Value:	2005	2006	2007
			(Unaudited)

First lien debt	62.7%	63.9%	68.9%
Second lien debt	18.5%	9.7%	6.0%
Equity	6.8%	12.6%	16.8%
Equity warrants	12.0%	13.8%	8.3%

	100.0%	100.0%	100.0%

The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31,		June 30,
Cost:	2005	2006	2007
			(Unaudited)

Southwest	66.6%	39.9%	39.1%
West	14.3	24.8	31.1
Northeast	19.1	14.7	13.8
Southeast	—	13.8	9.0
Midwest	—	6.8	7.0

	100.0%	100.0%	100.0%

	December 31,		June 30,
Fair Value:	2005	2006	2007
			(Unaudited)

Southwest	69.0%	47.2%	46.4%
West	12.7	20.8	26.9
Northeast	18.3	11.1	12.4
Southeast	—	13.1	7.1
Midwest	—	7.8	7.2

	100.0%	100.0%	100.0%

Set forth below are tables showing the industry composition of our portfolio at cost and fair value as of December 31, 2005 and 2006, and June 30, 2007 (excluding unearned income):

	December 31,		June 30,
Cost:	2005	2006	2007
			(Unaudited)

Manufacturing	—%	15.1%	25.1%
Construction/industrial minerals	8.8	11.7	11.3
Distribution	5.6	11.6	6.6
Health care products	11.5	8.2	7.0
Transportation/logistics	8.9	9.6	8.3
Custom wood products	8.5	6.3	5.9
Restaurant	7.7	5.3	4.4
Electronics manufacturing	6.3	5.2	5.1
Health care services	6.4	5.0	7.1
Professional services	5.9	4.8	4.1
Retail	—	4.3	4.0
Building products	5.2	3.9	2.9
Consumer products	4.1	3.2	3.2
Equipment rental	10.9	2.9	2.9
Information services	5.3	2.4	1.6
Industrial services	4.9	0.5	0.5

Total	100.0%	100.0%	100.0%

	December 31,		June 30,
Fair Value:	2005	2006	2007
			(Unaudited)

Manufacturing	—%	14.1%	21.5%
Construction/industrial minerals	11.1	15.9	15.5
Distribution	5.1	12.3	8.2
Health care products	11.8	8.3	7.4
Transportation/logistics	9.8	9.7	7.7
Restaurant	8.1	5.3	5.1
Custom wood products	7.7	5.2	4.9
Electronics manufacturing	6.6	4.9	4.9
Professional services	4.0	4.4	4.2
Health care services	5.8	4.1	5.9
Retail	—	3.6	3.3
Building products	5.2	3.2	2.4
Consumer products	3.7	2.5	2.5
Industrial services	6.5	2.4	2.7
Equipment rental	9.8	2.3	2.4
Information services	4.8	1.8	1.4

Total	100.0%	100.0%	100.0%

Our investments carry a number of risks including, but not limited to: (1) investing in lower middle market companies which have a limited operating history and financial resources; (2) holding investments that are not publicly traded and which may be subject to legal and other restrictions on resale and (3) other risks common to investing in below investment grade debt and equity investments in private, smaller companies.

Portfolio Asset Quality

We utilize an investment rating system for our entire portfolio of investments. Investment Rating 1 is used for investments that have exceeded expectations and with respect to which return of capital invested, collection of all interest, and a substantial capital gain are expected. Investment Rating 2 is used for investments that are performing in accordance with or above expectations and with respect to which the equity component, if any, has the potential to realize capital gain. Investment Rating 3 is used for investments that are generally performing in accordance with expectations and with respect to which a full return of original capital invested and collection of all interest is expected, but no capital gain can currently be foreseen. Investment Rating 4 is used for investments that are underperforming, have the potential for a realized loss and require closer monitoring. Investment Rating 5 is used for investments performing significantly below expectations and where we expect a loss.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2005, December 31, 2006 and June 30, 2007:

	December 31, 2005		December 31, 2006		June 30, 2007
	Investments at	Percentage of	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio	Fair Value	Total Portfolio
					(Unaudited)
			(dollars in thousands)

1	$4,475	8.3%	$31,686	41.6%	$25,778	31.8%
2	27,256	50.7	23,581	30.9	24,986	30.8
3	21,421	39.8	15,094	19.8	24,607	30.3
4	100	0.2	5,848	7.7	5,736	7.1
5	543	1.0	—	—	—	—

Totals	$53,795	100.0%	$76,209	100.0%	$81,107	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of December 31, 2005, December 31, 2006 and June 30, 2007 was approximately 2.3, 1.9 and 2.1, respectively. As of December 31, 2005, 2006 and June 30, 2007 other than one investment that had been impaired as of December 31, 2005, we had no debt investments that were delinquent on interest payments or which were otherwise on non-accrual status.

Discussion and Analysis of Results of Operations

Comparison of six months ended June 30, 2007 and June 30, 2006

Investment Income

For the six months ended June 30, 2007, total investment income was $5.6 million, a $0.7 million, or 12.4%, increase over the $4.9 million of total investment income for the six months ended June 30, 2006. The increase was primarily attributable to a $0.6 million increase in interest, fee and dividend income from investments. The increase in interest, fee and dividend income is primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of three new debt investments in the six months ended June 30, 2007 and several new debt investments in the last nine months of 2006, partially offset by debt repayments received during the same periods, and (ii) higher levels of dividend income from portfolio equity investments. The increases in interest and dividend income during the six months ended June 30, 2007 were partially offset by a decrease in fee income during the six months ended June 30, 2007.

Expenses

For the six months ended June 30, 2007, total expenses increased by approximately $1.0 million, or 41.0%, to approximately $3.4 million from $2.4 million for the six months ended June 30, 2006. The increase in total expenses excluding the professional costs related to offering was primarily attributable to a $0.2 million increase in interest expense as a result of the additional $9.9 million of SBIC Debentures borrowed during the six months ended June 30, 2007 and $0.7 million of professional costs related to this offering. The professional costs related to the proposed initial public offering of Main Street Capital Corporation that were deducted in determining the net increase in members’ equity and partners’ capital principally consisted of audit and review costs related to the financial statements contained in this prospectus as well as other offering-related professional fees. In addition, general and administrative expenses increased $0.1 million primarily attributable to an increase in transaction-related professional fees. The management fees paid to the Investment Adviser did not significantly change between periods.

Net Investment Income

As a result of the $0.6 million increase in total investment income as compared to the $1.0 million increase in total expenses, net investment income for the six months ended June 30, 2007, was $2.1 million, or a 15.1% decrease, compared to net investment income of $2.5 million during the six months ended June 30,

2006. Professional fees related to this offering represented $0.7 million of the $1.0 million increase in total expenses, or 20.4% of total expenses for the six months ended June 30, 2007.

Net Realized Income and Net Increase in Members’ Equity and Partners’ Capital Resulting From Operations

For the six months ended June 30, 2007, net realized gains from investments were $0.6 million, representing a $0.4 million increase over net realized gains during the six months ended June 30, 2006. The higher level of net realized gains during the six months ended June 30, 2007 principally related to realized gains on the sale or redemption of equity investments in two portfolio companies, partially offset by the realized loss on the disposition of two portfolio company equity investments.

The higher net realized gains in the six months ended June 30, 2007 partially offset by the lower net investment income during the same period resulted in a $0.1 million, or 1.3%, increase, in the net realized income for the six months ended June 30, 2007 compared with the comparable period in 2006.

During the six months ended June 30, 2007, we recorded a net change in unrealized appreciation in the amount of $0.4 million, or a $3.3 million decrease over the $3.7 million in net change in unrealized appreciation for the six months ended June 30, 2006. The lower level of net change in unrealized appreciation for the six months ended June 30, 2007 included unrealized appreciation on nine equity investments in portfolio companies, offset by unrealized depreciation on three equity investments and the reclassification of certain previously recognized unrealized gains into realized gains on three exited investments. The higher net change in unrealized appreciation for the six months ended June 30, 2006 was generally attributable to larger increases in net unrealized appreciation from the economic performance of our portfolio companies, and a lower amount of reclassifications related to previously recognized unrealized appreciation and depreciation into realized gains or losses on investments that were exited.

As a result of these events, our net increase in members’ equity and partners’ capital resulting from operations during the six months ended June 30, 2007, was $3.1 million, or a 51.4% decrease compared to a net increase in members’ equity and partners’ capital resulting from operations of $6.4 million during the six months ended June 30, 2006.

Comparison of fiscal years ended December 31, 2006 and December 31, 2005

Investment Income

For the twelve months ended December 31, 2006, total investment income was $9.8 million, a $2.2 million, or 29.1%, increase over the $7.6 million of total investment income for the twelve months ended December 31, 2005. The increase was attributable to a $1.7 million increase in interest, fee and dividend income from investments and a $0.5 million increase in interest from idle funds. The increase in interest, fee and dividend income is primarily attributable to (i) higher average levels of outstanding debt investments, which was principally due to the closing of eight new debt investments totaling $24.7 million during 2006, partially offset by debt repayments in 2006, (ii) higher levels of fee income attributable to greater investment activity and (iii) the fact that several portfolio companies began paying dividends on our equity investments during the year. The increase in interest income from idle funds during 2006 was attributable to higher cash balances as a result of the final capital call by Main Street Mezzanine Fund from the Limited Partners in September 2005.

Expenses

For the twelve months ended December 31, 2006, total expenses increased by approximately $0.7 million, or 15.9%, to approximately $4.9 million from $4.2 million for the twelve months ended December 31, 2005. The increase in total expenses was primarily attributable to a $0.7 million increase in interest expense as a result of $45.1 million of SBIC Debentures being outstanding for the full year of 2006. The management fees paid to the Investment Adviser and other general and administrative expenses did not significantly change between 2006 and 2005.

Net Investment Income

As a result of the $2.2 million increase in total investment income as compared to the $0.7 million increase in total expenses, net investment income for the twelve months ended December 31, 2006, was $4.9 million, or a 45.5% increase, compared to net investment income of $3.4 million during the twelve months ended December 31, 2005.

Net Realized Income and Net Increase in Members’ Equity and Partners’ Capital Resulting From Operations

For the twelve months ended December 31, 2006, net realized gains from investments were $2.4 million, or a 63.3% increase over the $1.5 million of net realized gains during the twelve months ended December 31, 2005. The higher level of net realized gains during 2006 principally related to greater gains on the sale or redemption of equity investments in five portfolio companies, partially offset by the write off of one portfolio company investment.

The higher net realized gains in 2006 coupled with the higher net investment income during 2006 resulted in a $2.5 million, or 51.0%, increase, in the net realized income for the twelve months ended December 31, 2006 compared with the twelve months ended December 31, 2005.

During the twelve months ended December 31, 2006, we recorded a net change in unrealized appreciation in the amount of $8.5 million, or a 179.9% increase over the $3.0 million in net change in unrealized appreciation for the twelve months ended December 31, 2005. The higher 2006 unrealized appreciation included unrealized appreciation on 13 equity investments in portfolio companies partially offset by unrealized depreciation on four equity investments. The higher unrealized appreciation for 2006 was generally attributable to better economic performance by our portfolio companies, as adjusted for reclassification of prior year unrealized appreciation and depreciation into realized gains or losses on certain investments that were exited during 2006.

As a result of these events, our net increase in members’ equity and partners’ capital resulting from operations during the year ended December 31, 2006, was $15.8 million, or a 100.5% increase compared to a net increase in members’ equity and partners’ capital resulting from operations of $7.9 million during the year ended December 31, 2005.

Comparison of fiscal years ended December 31, 2005 and December 31, 2004

Investment Income

For the twelve months ended December 31, 2005, total investment income was $7.6 million, a $3.1 million, or 69.4%, increase over the $4.5 million of total investment income for the twelve months ended December 31, 2004. The increase was attributable to a $2.9 million increase in interest, fee and dividend income from investments and approximately a $0.2 million increase in interest from idle funds. The increase in interest, fee and dividend income is primarily attributable to (i) higher average levels of outstanding debt investments due to the closing of seven new debt investments in 2005 totaling $15.7 million, partially offset by debt repayments in 2005, (ii) higher levels of fee income attributable to greater investment activity and (iii) the fact that one portfolio company began paying dividends on our equity investment during the year 2005. The increase in interest income from idle funds during 2005 was attributable to higher cash balances as a result of the final capital call by Main Street Mezzanine Fund from the Limited Partners in September 2005.

Expenses

For the twelve months ended December 31, 2005, total expenses increased by approximately $1.2 million, or 41.1%, to approximately $4.2 million from $3.0 million for the twelve months ended December 31, 2004. The increase in total expenses was primarily attributable to a $1.2 million increase in interest expense as a result of $23.1 million of SBIC debenture borrowings drawn during 2005 in order to support new investment activities. The management fees paid to the Investment Adviser and other general and administrative expenses did not significantly change between 2005 and 2004.

Net Investment Income

As a result of the $3.1 million year-over-year increase in total investment income as compared to the $1.2 million year-over-year increase in total expenses, net investment income for the twelve months ended December 31, 2005, was $3.4 million, or a 125.9% increase, compared to net investment income of $1.5 million during the twelve months ended December 31, 2004.

Net Realized Income and Net Increase in Members’ Equity and Partners’ Capital Resulting From Operations

For the twelve months ended December 31, 2005, net realized gains from investments were $1.5 million, or a 27.1% increase over the $1.2 million of net realized gains during the twelve months ended December 31, 2004. The higher level of net realized gains during 2005 principally related to gains from the sale or redemption of equity investments in four portfolio companies.

The higher net realized gains in 2005 coupled with the higher net investment income during 2005 resulted in a $2.2 million or 82.5% increase in the net realized income for the twelve months ended December 31, 2005 compared with the twelve months ended December 31, 2004.

During the twelve months ended December 31, 2005, we recorded a net change in unrealized appreciation in the amount of $3.0 million, or a 71.8% increase over the $1.8 million net change in unrealized appreciation for the twelve months ended December 31, 2004. The higher 2005 unrealized appreciation included unrealized appreciation on eight equity investments in portfolio companies partially offset by unrealized depreciation on three equity investments. The higher unrealized appreciation for 2005 was generally attributable to better economic performance by our portfolio companies, as adjusted for reclassification of prior year unrealized appreciation and depreciation into realized gains or losses on certain investments that were exited during 2005.

As a result of these events, our net increase in members’ equity and partners’ capital resulting from operations during the year ended December 31, 2005, was $7.9 million, or a 78.2% increase compared to a net increase in members’ equity and partners’ capital resulting from operations of $4.4 million during the year ended December 31, 2004.

Liquidity and Capital Resources

Cash Flows

For the six months ended June 30, 2007, we experienced a net increase in cash and equivalents in the amount of $3.9 million. During that period, we generated $2.6 million of cash from our operating activities primarily from net investment income. During the six months ended June 30, 2007, we used $3.7 million in net cash for investing activities. During the first six months of 2007, net cash used for investing activities principally included the funding of three new investments and several smaller follow-on investments for a total of $10.3 million of invested capital, partially offset by $5.4 million in cash proceeds from repayment of debt investments and $1.1 million of cash proceeds from the redemption and sale of several equity investments. During the first six months of 2007, we generated $4.9 million in cash from financing activities, which principally consisted of the net proceeds from $9.9 million in additional SBIC debenture borrowings, partially offset by $4.6 million of cash distributions to partners and $0.2 million of payments related to deferred offering costs.

For the twelve months ended December 31, 2006, we experienced a net decrease in cash and cash equivalents in the amount of $12.5 million. During that period, we generated $4.2 million of cash from our operating activities primarily from net investment income. During 2006, we used $10.9 million in cash for investing activities. The 2006 net cash used for investing activities included the funding of new or follow on investments for a total of $28.1 million of invested capital, partially offset by $12.2 million in cash proceeds from repayments of debt investments and $5.0 million of cash proceeds from the redemption or sale of several equity investments. During 2006, we used $5.9 million in cash for financing activities which principally consisted of $6.2 million of cash distributions to partners (including a $0.5 million return of capital distribution) partially offset by additional partner contributions.

For the twelve months ended December 31, 2005, we experienced a net increase in cash and cash equivalents in the amount of $25.5 million. During that period, we generated $3.0 million of cash from our operating activities primarily from net investment income. During 2005, we used $8.2 million in cash for investing activities. The 2005 net cash used for investing activities principally included the funding of new or follow on investments for a total of $19.7 million of invested capital, partially offset by $10.3 million in cash proceeds from repayment of debt investments and $1.1 million of cash proceeds from the redemption and sale of several equity investments. During 2005, we generated $30.7 million in cash from financing activities, which principally consisted of the net proceeds from $23.1 million in additional SBIC debenture borrowings and $11.0 million in additional partner capital contributions, partially offset by $2.9 million of cash distributions to partners. The additional SBIC debenture borrowings and additional partner capital contributions during 2005 were used to support our investment activities.

For the twelve months ended December 31, 2004, we experienced a net decrease in cash and cash equivalents in the amount of $0.7 million. During that period, we generated $1.8 million of cash from our operating activities primarily from net investment income. During 2004, we used $16.8 million in cash for investing activities. The 2004 net cash used for investing activities principally included the funding of new and follow on investments for a total of $22.2 million of invested capital, partially offset by $1.5 million in cash proceeds from repayment of debt investments and $3.9 million of cash proceeds from the redemption and sale of several equity investments and related derivative transactions. During 2004, we generated $14.2 million in cash from financing activities which principally consisted of the net proceeds from $17.0 million in additional SBIC debenture borrowings, partially offset by $2.3 million of cash distributions to partners. The additional SBIC debenture borrowings during 2004 were used to support our investment activities.

Capital Resources

As of June 30, 2007, we had $17.7 million in cash and cash equivalents, and our net assets totaled $41.8 million.

We intend to generate additional cash primarily from net proceeds of this offering and any future offerings of securities, future borrowings as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our income except for certain net capital gains. We expect to declare our initial dividend in November 2007 and pay the dividend on or before December 31, 2007. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement will limit the amount that we may borrow. Upon the receipt of the net proceeds from this offering, we will be in compliance with the asset coverage ratio under the 1940 Act.

We anticipate that we will continue to fund our investment activities through a combination of debt and additional equity capital. Due to Main Street Mezzanine Fund’s status as a licensed SBIC, it has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC or group of SBICs under common control as of June 30, 2007, was $127.2 million (which amount is subject to increase on an annual basis based on cost of living index increases).

Because of our and our investment team’s affiliations with Main Street Capital II, a separate SBIC which commenced investment operations in January 2006, Main Street Mezzanine Fund and Main Street Capital II may be deemed to be a group of SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by Main Street Mezzanine Fund and Main Street Capital II may be

limited to $127.2 million, absent relief from the SBA. Currently, we, through Main Street Mezzanine Fund, do not intend to borrow SBA-guaranteed indebtedness in excess of $55.0 million based upon Main Street Mezzanine Fund’s existing equity capital.

Debentures guaranteed by the SBA have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006, were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On June 30, 2007, Main Street Mezzanine Fund had $55.0 million of outstanding indebtedness guaranteed by the SBA, which carried an average fixed interest rate of 5.8%.

Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004) Share Based Payment (SFAS 123R). Generally, the approach in SFAS 123R is similar to the approach described in SFAS 123; however, SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. We adopted SFAS 123R effective January 1, 2006 and there was no impact on our combined financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS 154”), which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements — An Amendment of APB Opinion No. 28.” SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application, or the latest practicable date, as the required method of reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this statement did not have a material effect on our combined financial statements.

In September 2006, The FASB issued SFAS No. 157, Fair Value Measurements. FASB Statement No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addressed how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. FASB Statement No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted, provided that financial statements for that fiscal year, including any interim periods within that fiscal year, have not been issued. We are currently evaluating the impact, if any, that the implementation of SFAS No. 157 will have on our results of operations or financial condition.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” (“SAB 108”). SAB 108, which became effective beginning on January 1, 2007, provides guidance on the consideration of the effects of prior periods misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 requires an entity to evaluate the impact of correcting all misstatements, including both the carryover and reversing effects of prior year misstatements, on current year financial statements. If a misstatement is material to the current year financial statements, the prior year financial statements should also be corrected, even though such revision was, and continues to be, immaterial to the prior year financial statements. Correcting prior year financial statements for immaterial errors would not require previously filed reports to be amended. Such correction should be made in the current period filings. Management has evaluated the impact of adopting SAB 108. The adoption of SAB 108 did not have a material impact on our combined financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, we are evaluating the implications of SFAS 159, and its impact on our financial statements has not yet been determined.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. However, as of June 30, 2007, we had no unused firm commitments to extend credit to our portfolio companies, which would not be reflected on our balance sheet.

Contractual Obligations

As of December 31, 2006, our future fixed commitments for cash payments on contractual obligations for each of the next five years and thereafter are as follows:

							2012 and
	Total	2007	2008	2009	2010	2011	Thereafter
	(dollars in thousands)

SBIC debentures payable	$45,100	$—	$—	$—	$—	$—	$45,100
Interest due on SBIC debentures	21,337	2,558	2,565	2,558	2,558	2,558	8,540

Total	$66,437	$2,558	$2,565	$2,558	$2,558	$2,558	$53,640

During the six months ended June 30, 2007, Main Street Mezzanine Fund issued $9.9 million in SBIC Debentures which have a maturity date of March 1, 2017. The annual interest due on these additional SBIC Debentures is approximately $0.6 million.

Main Street Mezzanine Fund is obligated for payments under the management services agreement with the Investment Adviser as more fully described in “Formation; Business Development Company and Regulated Investment Company Elections” and in the Notes to Combined Financial Statements elsewhere in this prospectus. The management fees payable under such management services agreement are approximately $2 million for the year ending December 31, 2007. Upon consummation of the formation transactions described in this prospectus, the Investment Adviser will become our wholly-owned subsidiary.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. The significant majority of our debt investments are made with fixed interest rates for the term of the investment. However, as of June 30, 2007, approximately 3.7% of our debt investment portfolio (at cost) bore interest at floating rates. All of our current outstanding indebtedness is subject to fixed interest rates for the 10-year life of such debt. At June 30, 2007, December 31, 2006 and 2005, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

Related Party Transactions

Main Street Mezzanine Fund has co-invested with Main Street Capital II in several investments since January 2006. Main Street Capital II and Main Street Mezzanine Fund are both managed by the Investment Adviser and the general partners for Main Street Mezzanine Fund and Main Street Capital II are under common control. Main Street Capital II is an SBIC with similar investment objectives to Main Street Mezzanine Fund and which began its investment operations in January 2006. The co-investments among the two funds were made at the same time and on the same terms and conditions. The co-investments were made in accordance with the Investment Adviser’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

Main Street Mezzanine Fund paid $1.9 million in management fees to the Investment Adviser for each of the years ended December 31, 2004, 2005 and 2006. Main Street Mezzanine Fund paid $1.0 million in management fees to the Investment Advisor for the six months ended June 30, 2007 and June 30, 2006. The Investment Adviser is an affiliate of Main Street Mezzanine Fund as it is commonly controlled by principals who also control the General Partner.

The principals of the General Partner, management of the Investment Adviser, and their affiliates, collectively have invested $3.6 million in the limited partnership interests of Main Street Mezzanine Fund, representing approximately 13.5% of such limited partner interests.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP’s report on the senior securities table as of December 31, 2006, is attached as an exhibit to the registration statement of which this prospectus is a part.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)
	(dollars in thousands)

SBIC debentures payable
2003	$5,000	$3,994	—	N/A
2004	22,000	1,784	—	N/A
2005	45,100	1,738	—	N/A
2006	45,100	1,959	—	N/A
2007 (as of June 30, unaudited)	55,000	1,761	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

General

Main Street

We are a specialty investment company focused on providing customized financing solutions to lower middle market companies, which we define as companies with annual revenues between $10.0 million and $100.0 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity-related investments. Our investments generally range in size from $2.0 million to $15.0 million. For larger investments in this range, we have generally secured co-investments from other institutional investors due to our historical regulatory size limits. Since our wholly-owned subsidiary, Main Street Mezzanine Fund, was formed in 2002, it has funded over $100 million in debt and equity investments. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

We typically seek to partner with entrepreneurs, business owners and management teams to provide customized financing for strategic acquisitions, business expansion and other growth initiatives, ownership transitions and recapitalizations. In structuring transactions, we seek to protect our rights, manage our risk and create value by: (i) providing financing at lower leverage ratios; (ii) taking first priority liens on assets; and (iii) providing equity incentives for management teams of our portfolio companies. We seek to avoid competing with other capital providers for transactions because we believe competitive transactions often have execution risks and can result in potential conflicts among creditors and lower returns due to more aggressive valuation multiples and higher leverage ratios. In that regard, based upon information provided to us by our portfolio companies (which we have not independently verified), our portfolio had a total net debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) ratio of approximately 3.4 to 1.0 and a total EBITDA to interest expense ratio of 2.1 to 1.0. In calculating these ratios, we included all portfolio company debt, EBITDA and interest expense as of June 30, 2007, including debt junior to our debt investments but excluding amounts related to one portfolio company with less than one year of operations. If we also excluded debt junior to our debt investments in calculating these ratios, the ratios would be 2.8 to 1.0 and 2.3 to 1.0, respectively. In addition, approximately 90% of our total investments at cost are debt investments and over 90.0% of such debt investments at cost were secured by first priority liens on the assets of our portfolio companies as of June 30, 2007. At June 30, 2007, our average fully diluted ownership in portfolio companies where we have an equity warrant and/or direct equity investment was approximately 22%.

As of June 30, 2007, we had debt and equity investments in 25 portfolio companies with an aggregate fair market value of $81.1 million and the weighted average effective yield on all of our debt investments was approximately 14.7%. Weighted effective average yields are computed using the effective interest rates for all debt investments at June 30, 2007, including amortization of deferred debt origination fees and original issue discount. As of June 30, 2007, the weighted average effective yield on all of our outstanding debt investments was 13.8%, excluding the impact of the deferred debt origination fee amortization.

As of September 17, 2007, we have received executed non-binding term sheets for approximately $13 million gross investment commitments in prospective portfolio companies. These proposed investments are subject to the completion of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio companies and, as a result, may not result in completed investments.

Why We Are Going Public

In 2002, Main Street Mezzanine Fund raised its initial capital, obtained its license to operate as an SBIC and began investing its capital. While we intend to continue to operate Main Street Mezzanine Fund as an SBIC and to utilize lower cost capital we can access through the SBA’s SBIC Debenture Program, which we refer to as SBA leverage or SBIC leverage, to partially fund our investment portfolio, we believe that being a public company will offer certain key advantages for our business that would not be available to us if we continue to operate as a private SBIC. These key advantages include:

•	Permanent Capital Base and Longer Investment Horizon. Unlike traditional private investment vehicles such as SBICs, which typically are finite-life limited partnerships with a limited investment horizon, we will operate as a corporation with a perpetual life and no requirement to return capital to investors. We believe raising separate pools of capital with finite investment terms unreasonably diverts management’s time from its basic investment activities. We believe that our new structure will allow us to make investments with a longer investment horizon and to better control the timing and method of exiting our investments, which we believe will enhance our returns.

•	Investment Efficiency. SBICs are subject to a number of regulatory restrictions on their investment activities, including limits on the size of individual investments and the size and types of companies in which they are permitted to invest. Subsequent to the consummation of this offering, we may make investments through Main Street Capital Corporation without these restrictions, allowing us to pursue certain attractive investment opportunities that we previously were required to forgo. In addition, as a public company with more capital available, we generally will not be required to secure co-investments from non-affiliated investors for investments exceeding our historical regulatory size limits.

•	Greater Access to Capital. As a public company, we expect to have access to greater amounts and types of capital that we can use to grow our investment portfolio. In addition, we should be able to obtain additional capital in a more efficient and cost effective manner than if we were to remain a private entity. We will also have the ability to spread our overhead and operating costs over a larger capital base.

•	Key Personnel Retention. Retaining and providing proper incentives to key personnel over longer periods of time is critical to the success of our operations. As a public company, we will have the ability to provide competitive rates of compensation, including equity incentives to current and future employees, to further align their economic interests with our stockholders.

Market Opportunity

Our business is to provide customized financing solutions to lower middle market companies, which we define as companies with annual revenues between $10.0 million and $100.0 million. Based on a search of the Dun and Bradstreet database completed on June 20, 2007, we believe there are approximately 68,000 companies in the United States with revenues between $10.0 million and $100.0 million. We believe many lower middle market companies are unable to obtain sufficient financing from traditional financing sources. Due to evolving market trends, traditional lenders and other sources of private investment capital have focused their efforts on larger companies and transactions. We believe this dynamic is attributable to several factors, including the consolidation of commercial banks and the aggregation of private investment funds into larger pools of capital that are focused on larger investments. In addition, many current funding sources do not have relevant experience in dealing with some of the unique business issues facing lower middle market companies. Consequently, we believe that the market for lower middle market investments, particularly those investments of less than $10.0 million, is currently underserved and less competitive. This market situation creates the opportunity for us to meet the financing requirements of the lower middle market companies while also negotiating favorable transaction terms and equity participations.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and realizing capital appreciation from our equity-related investments. We have adopted the following business strategies to achieve our investment objective:

•	Delivering Customized Financing Solutions. We believe our ability to provide a broad range of customized financing solutions to lower middle market companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company’s capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our portfolio companies a comprehensive suite of financing solutions, or “one-stop” financing.

•	Focusing on Established Companies in the Lower Middle Market. We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building management or are in the early stages of building a revenue base. In addition, established lower middle market companies generally provide opportunities for capital appreciation.

•	Leveraging the Skills and Experience of Our Investment Team. Our investment team has over 35 years of combined experience in lending to and investing in lower middle market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include five certified public accountants and one chartered financial analyst. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional and complex structures.

•	Maintaining Portfolio Diversification. We seek to maintain a portfolio of investments that is appropriately diversified among various companies, industries, geographic regions and end markets. This portfolio diversity is intended to mitigate the potential effects of negative economic events for particular companies, regions and industries.

•	Capitalizing on Strong Transaction Sourcing Network. Our investment team seeks to leverage its extensive network of referral sources for investments in lower middle market companies developed over the last ten years. Since 2002, we have originated and been the lead investor in over 25 principal investment transactions and have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created growing proprietary deal flow for us.

•	Benefiting from Lower Cost of Capital. Main Street Mezzanine Fund’s SBIC license has allowed it and, subject to SBA approval, will allow us to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower cost SBA leverage is, and will continue to be, a significant part of a capital base, our relative cost of debt capital should be lower than many of our competitors.

Investment Criteria

Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities for us. However, not all of these criteria were, or will be, met in connection with each of our investments.

•	Proven Management Team with Meaningful Financial Commitment. We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Established Companies with Positive Cash Flow. We generally seek to invest in established companies with sound historical financial performance. We typically focus on companies that have historically generated EBITDA of greater than $1.0 million and commensurate levels of free cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

•	Defensible Competitive Advantages/Favorable Industry Position. We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

•	Exit Alternatives. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment from internally generated cash flow and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Investments

Debt Investments

Historically, Main Street Mezzanine Fund has made debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that single tranche debt is more appropriate for many lower middle market companies given their size in order to reduce structural complexity and potential conflicts among creditors.

Our debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates between 12.0% and 14.0% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a small portion of a single tranche debt security. In addition, certain debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as PIK interest. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first lien on substantially all the assets of the portfolio company. As of June 30, 2007, over 90.0% of our debt investments were secured by first priority liens on the assets of the portfolio company and the rest of our debt investments were secured on a second lien basis.

While we will continue to focus on single tranche debt investments, we also anticipate structuring some of our future debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Also, in some cases, our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12.0% to 14.0%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants, direct equity investments or PIK interest.

In addition to seeking a senior lien position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board seats or observation rights in all of our portfolio companies.

Warrants

In connection with our debt investments, we have historically received equity warrants to establish or increase a minority equity interest in the portfolio company. Warrants we receive in connection with a debt investment typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Direct Equity Investments

We also will seek to make direct equity investments in situations where appropriate to align our interests with key management and stockholders, and to allow for some participation in the appreciation in enterprise values of our portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our portfolio companies. We seek to maintain fully-diluted equity positions in our portfolio companies of 5.0% to 50.0%, and may have controlling interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

Our investment committee is responsible for all aspects of our investment process. The current members of our investment committee are Messrs. Foster, Reppert and Magdol. Our investment strategy involves a “team” approach whereby potential transactions are screened by members of our investment team before being presented to the investment committee. Our investment committee meets at least once a week but also meets on an as needed basis depending on transaction volume. Our investment committee generally categorizes our investment process into seven distinct stages:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry references, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former portfolio companies and investors. Our investment team has focused its investment efforts in prior investment funds on lower middle market companies. We have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in this sector. This focus and level of historical deal activity in the lower middle market has led to deal flow momentum for our investment activities. In addition, we anticipate that we will obtain leads from our greater visibility as a public company.

Screening

During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following factors:

•	A comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return.

•	A brief industry and market analysis; importing direct industry expertise from other portfolio companies or investors.

•	Preliminary qualitative analysis of the management team’s competencies and backgrounds.

•	Potential investment structures and pricing terms.

•	Regulatory compliance.

Upon successful screening of the proposed transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed transaction, we issue a non-binding term sheet to the company.

Term Sheet

The non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet is non-binding, it generally does require an expense deposit to be paid in order to move the transaction to the due diligence phase. Upon execution of a term sheet and payment of the expense deposit, we begin our formal due diligence and underwriting process.

Due Diligence

Due diligence on a proposed investment is performed by a minimum of two members of our investment team, whom we refer to collectively as the deal team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance. Our due diligence review includes some or all of the following:

•	Initial or additional site visits with management and key personnel;

•	Detailed review of historical and projected financial statements;

•	Operational reviews and analysis;

•	Interviews with customers and suppliers;

•	Detailed evaluation of company management, including background checks;

•	Review of material contracts;

•	In-depth industry, market, and strategy analysis;

•	Review by legal, environmental or other consultants, if applicable; and

•	Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, “base-case” and upside scenarios.

Document and Close

Upon completion of a satisfactory due diligence review, the deal team presents the findings and a recommendation to our investment committee. The presentation contains information including, but not limited to, the following:

•	Company history and overview;

•	Transaction overview, history and rationale, including an analysis of transaction strengths and risks;

•	Analysis of key customers and suppliers and key contracts;

•	A working capital analysis;

•	An analysis of the company’s business strategy;

•	A management background check and assessment;

•	Third party accounting, legal, environmental or other due diligence findings;

•	Investment structure and expected returns;

•	Anticipated sources of repayment and potential exit strategies;

•	Pro forma capitalization and ownership;

•	An analysis of historical financial results and key financial ratios;

•	Sensitivities to management’s financial projections; and

•	Detailed reconciliations of historical to pro forma results.

If any adjustments to the transaction terms or structures are proposed by the investment committee, such changes are made and applicable analyses updated. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee. Upon receipt of transaction approval, we will re-confirm regulatory company compliance, process and finalize all required legal documents, and fund the investment.

Post-Investment

We continuously monitor the status and progress of the portfolio companies. We offer managerial assistance to our portfolio companies giving them access to our investment experience, direct industry expertise and contacts. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process, the deal team will analyze monthly/quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios.

We also use an investment rating system to characterize and monitor our expected level of returns on each of our investments.

•	Investment Rating 1 is used for investments that exceed expectations and with respect to which return of capital invested, collection of all interest, and a substantial capital gain are expected.

•	Investment Rating 2 is used for investments that are performing in accordance with or above expectations and with respect to which the equity component, if any, has the potential to realize capital gain.

•	Investment Rating 3 is used for investments that are generally performing in accordance with expectations and with respect to which a full return of original capital invested and collection of all interest is expected, but no capital gain can currently be foreseen.

•	Investment Rating 4 is used for investments that are underperforming, have the potential for a realized loss and require closer monitoring.

•	Investment Rating 5 is used for investments performing significantly below expectations and where we expect a loss.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2005, December 31, 2006 and June 30, 2007:

	December 31, 2005		December 31, 2006		June 30, 2007
	Investments at	Percentage of	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio	Fair Value	Total Portfolio
					(Unaudited)
	(dollars in thousands)

1	$4,475	8.3%	$31,686	41.6%	$25,778	31.8%
2	27,256	50.7	23,581	30.9	24,986	30.8
3	21,421	39.8	15,094	19.8	24,607	30.3
4	100	0.2	5,848	7.7	5,736	7.1
5	543	1.0	—	—	—	—

Totals	$53,795	100.0%	$76,209	100.0%	$81,107	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of December 31, 2005, December 31, 2006 and June 30, 2007, was approximately 2.3, 1.9 and 2.1, respectively. As of December 31, 2005, 2006 and June 30, 2007, other than one investment that had been impaired as of December 31, 2005, we had no debt investments that were delinquent on interest payments or which were otherwise on non-accrual status.

Exit Strategies/Refinancing

While we generally exit from most investments through the successful refinancing or repayment of our debt and redemption of our equity positions, we typically assist our portfolio companies in developing and planning refinancing or exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy or refinancing.

Determination of Net Asset Value and Valuation Process

We will determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the fair value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the Board of Directors. Our business plan calls for us to invest primarily in illiquid securities issued by private companies and/or thinly-traded public companies. These investments may be subject to restrictions on resale and generally have no established trading market. As a result, we will value substantially all of our portfolio investments at fair value as determined in good faith by our Board of Directors pursuant to a valuation policy and a consistently applied valuation process. We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We also generally prepare and analyze discounted cash flow models based on its projections of the future free cash flows of the business and industry derived capital costs. We review external events, including private mergers and acquisitions, and include these events in the enterprise valuation process.

Due to the inherent uncertainty in the valuation process, our estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

If there is adequate enterprise value to support the repayment of the debt, the fair value of our loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities, financing events or other liquidation events.

Subsequent to the offering, our Board of Directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be reviewed and discussed with senior management;

•	The Audit Committee of our Board of Directors will review the preliminary valuations, and the deal team will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Audit Committee;

•	The Board of Directors will assess the valuations and will ultimately determine the fair value of each investment in our portfolio in good faith; and

•	An independent valuation firm engaged by the Board of Directors will perform certain mutually agreed limited procedures that we have identified and asked them to perform on a selection of our final portfolio company valuation conclusions.

Prior to the offering, the historical valuations of the Main Street Mezzanine Fund investments, as reported herein, were determined by the General Partner through a multi-step process consistent with the process discussed above except that the review and determination of fair value was made by the General Partner and not by the Audit Committee or the Board of Directors.

Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), provided third party valuation consulting services to the General Partner which consisted of certain mutually agreed limited procedures that the General Partner identified and requested Duff & Phelps to perform (hereinafter referred to as the “Procedures”). For the year ended December 31, 2006, the General Partner asked Duff & Phelps to perform the Procedures on investments in 22 portfolio companies comprising approximately 99.0% of the total investments at fair value as of December 31, 2006. For the quarters ended March 31, 2007 and June 30, 2007, the General Partner asked Duff & Phelps to perform the Procedures on investments in 6 portfolio companies during each quarter comprising approximately 35.0% and 19.0%, respectively, of the total investments at fair value as of March 31, 2007 and June 30, 2007. Upon completion of the Procedures, Duff & Phelps concluded that the fair value, as determined by the General Partner, of those investments subjected to the Procedures did not appear to be unreasonable. Prior to the offering the General Partner, and subsequent to the offering the Board of Directors of Main Street Capital Corporation, are ultimately and solely responsible for determining the fair value of the investments in good faith.

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Managerial Assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in lower middle market companies. As a result of these new entrants, competition for investment opportunities in lower middle market companies may intensify. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — We may face increasing competition for investment opportunities.”

Employees

As of June 30, 2007, we had 11 employees, including investment and portfolio management professionals, operations professionals and administrative staff. Upon the completion of this offering, we intend to hire additional investment professionals as well as additional administrative personnel.

Properties

Our executive office is located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain unaudited information as of June 30, 2007, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive.

			Percentage
			of Fully		Fair
Name and Address	Nature of	Title of Securities	Diluted	Cost of	Value of
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment(1)	Investment

Advantage Millwork Company, Inc.	Manufacturer/distributor	12% Secured Debt	—	$2,400,000	$2,400,000
10510 Okanella St. #200	of wood doors	Warrants to Purchase
Houston, TX 77041		Common Stock	10.0%	80,000	80,000

				$2,480,000	$2,480,000

All Hose & Specialty, LLC	Distributor of commercial/	11% Secured Debt	—	$2,600,000	$2,600,000
5425 US Highway 90 East	industrial hoses	LLC Interests	15.0%	80,357	2,000,000
Broussard, LA 70518

				$2,680,357	$4,600,000

American Sensor Technologies, Inc.	Manufacturer of	9% Secured Debt	—	$400,000	$400,000
450 Clark Drive	commercial/industrial	13% Secured Debt	—	3,000,000	3,000,000
Mt. Olive, NJ 07828	sensors	Warrants to Purchase
		Common Stock	20.0%	50,000	575,000

				$3,450,000	$3,975,000

Café Brazil, LLC	Casual restaurant group	12% Secured Debt	—	$2,950,000	$2,950,000
202 W Main Street,		LLC Interests	42.3%	41,837	1,150,000
Suite No. 100

Allen, TX 75002				$2,991,837	$4,100,000

Carlton Global Resources, LLC	Produces and processes industrial minerals	13% Secured Debt	—	$4,531,527	$4,531,527
20021 Valley Blvd. Suite B		LLC Interests	8.5%	400,000	400,000
Tehachapi, CA 93561

				$4,931,527	$4,931,527

CBT Nuggets, LLC	Produces and sells IT	Prime Plus 2% Secured Debt	—	$360,000	$360,000
44 Club Rd Suite 150	certification training	14% Secured Debt	—	1,860,000	1,860,000
Eugene, OR 97401	videos	LLC Interests	29.1%	432,000	890,000
		Warrants to Purchase
		LLC Interests	10.5%	72,000	270,000

				$2,724,000	$3,380,000

East Teak Fine Hardwoods, Inc.	Distributor of hardwood	13% Current/5.5% PIK	—	$1,606,807	$1,606,807
4950 Westgrove	products	Secured Debt
Suite 100		Common Stock	3.3%	130,000	455,000
Dallas, TX 75248

				$1,736,807	$2,061,807

Hawthorne Customs & Dispatch	Provides “one stop”	13% Secured Debt	—	$1,537,500	$1,537,500
Services, LLC	logistics services	LLC Interests	27.8%	375,000	435,000
9370 Wallisville Road		Warrants to Purchase
Houston, TX 77013		LLC Interests	16.5%	37,500	230,000

				$1,950,000	$2,202,500

Hayden Acquisition, LLC	Manufacturer of utility	12% Secured Debt	—	$1,955,000	$1,955,000
7801 Tangerine Road	structures
Rillito, AZ 85654

Houston Plating & Coatings, LLC	Plating and industrial	Prime Plus 2% Secured	—	$100,000	$100,000
1315 Georgia	coating services	Debt
South Houston, TX 77587		LLC Interests	11.8%	210,000	2,120,000

				$310,000	$2,220,000

Jensen Jewelers of Idaho, LLC	Retail jewelry chain	Prime Plus 2% Secured
130 2nd Avenue North		Debt	—	$1,280,000	$1,280,000
Twin Falls, ID 83301		13% Current/6% PIK
		Secured Debt	—	1,038,167	1,038,167
		LLC Interests	25.1%	376,000	376,000

				$2,694,167	$2,694,167

			Percentage
			of Fully		Fair
Name and Address	Nature of	Title of Securities	Diluted	Cost of	Value of
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment(1)	Investment

KBK Industries, LLC	Specialty manufacturer	14% Secured Debt	—	$3,937,500	$3,937,500
East Highway 96	of oilfield and industrial	Prime plus 2%
Rush Center, KS 67575	products	Secured Debt	—	75,000	686,250
		8% Secured Debt	—	512,795	512,795
		LLC Interests	14.5%	187,500	700,000

				$4,712,795	$5,836,545

Laurus Healthcare, LP	Healthcare facilities	13% Secured Debt	—	$3,010,000	$3,010,000
10000 Memorial Drive		Warrants to Purchase	18.2%	105,000	105,000
Suite 540		LP Interests
Houston, TX 77024

				$3,115,000	$3,115,000

Magna Card, Inc.	Wholesale/consumer	12% Current/0.4% PIK Secured Debt	—	$2,016,225	$2,016,225
35 New Plant Court	magnetic products	Warrants to Purchase
Owings Mills, MD 21117		Common Stock	35.8%	100,000	—

				$2,116,225	$2,016,225

National Trench Safety, LLC	Trench and traffic safety	10% PIK Secured Debt	—	$146,317	$146,317
15955 W. Hardy Road	equipment	LLC Interests	11.5%	1,792,308	1,792,308
Suite 100
Houston, TX 77060

				$1,938,625	$1,938,625

Pulse Systems, LLC	Manufacturer of	14% Secured Debt	—	$2,523,844	$2,523,844
4090 J Nelson	components for medical	Warrants to Purchase
Concord, CA 94520	devices	LLC Interests	6.6%	118,000	350,000

				$2,641,844	$2,873,844

Quest Design & Production, LLC(2)	Design and fabrication	12% Secured Debt	—	$3,900,000	$3,900,000
10323 Greenland Ct.	of custom displays	Warrants to Purchase
Stafford, TX 77477		LLC Interests	20.0%	40,000	40,000

				$3,940,000	$3,940,000

Support Systems Homes, Inc.	Manages substance	14% Current/4% PIK Secured Debt	—	$1,504,333	$1,504,333
1 W. Campbell Avenue, E-45	abuse treatment centers	12% (9% after August 6, 2007)
Campbell, CA 95008		Secured Debt	—	158,888	158,888

				$1,663,221	$1,663,221

TA Acquisition Group, LP	Processor of construction	12% Secured Debt	—	$2,200,000	$2,200,000
18601 F.M. 969	aggregates	LP Interest	18.3%	357,500	2,730,000
Manor, TX 78653		Warrants to Purchase
		LP Interests	18.3%	82,500	2,750,000

				$2,640,000	$7,680,000

Technical Innovations, LLC	Manufacturer of	12% Secured Debt	—	$1,237,500	$1,237,500
20714 Highway 36	specialty cutting tools	Prime Secured Debt	—	412,500	412,500
Brazoria, TX 77422	and punches	LLC Interests	1.6%	15,000	40,000
		Warrants to Purchase
		LLC Interests	57%	400,000	1,415,000

				$2,065,000	$3,105,000

Transportation General, Inc.	Taxicab/transportation	13% Secured Debt	—	$3,600,000	$3,600,000
65 Industry Drive	services	Warrants to Purchase
West Haven, CT 06516		Common Stock	24%	70,000	480,000

				$3,670,000	$4,080,000

Turbine Air Systems, Ltd.	Commercial/industrial	12% Secured Debt	—	$1,000,000	$1,000,000
4300 Dixie Drive	chilling systems	Warrant to Purchase
Houston TX 77021		LP Interests	5%	96,666	96,666

				$1,096,666	$1,096,666

Vision Interests, Inc.	Manufacturer/installer	13% Secured Debt	—	$3,760,000	$3,760,000
3625 South Polaris	of commercial signage	Warrants to Purchase
Las Vegas, NV 89103		Common Stock	11.2%	160,000	160,000
		Common Stock	8.9%	372,000	372,000

				$4,292,000	$4,292,000

Wicks ’N More, LLC	Manufacturer of	12% Secured Debt	—	$3,720,000	$3,720,000
7615 Byronwood Dr.	high-end candles	LLC Interests	11.5%	360,000	—
Houston, TX 77055		Warrants to Purchase
		LLC Interests	21.4%	210,000	—

				$4,290,000	$3,720,000

			Percentage
			of Fully		Fair
Name and Address	Nature of	Title of Securities	Diluted	Cost of	Value of
of Portfolio Company	Principal Business	Held by Us	Equity Held	Investment(1)	Investment

WorldCall, Inc.	Telecommunication/	13% Secured Debt	—	$820,000	$820,000
1250 S. Capitol of Texas	information services	Common Stock	6.2%	169,173	180,000
Highway Building 2, Suite 235		Warrants to Purchase
Austin, TX 78746		Common Stock	13.4%	75,000	150,000

				$1,064,173	$1,150,000

Total				$67,149,244	$81,107,127

(1)	Net of prepayments but before accumulated unearned income allocations.

(2)	On July 16, 2007, the maturity date for this debt investment was extended to December 31, 2010 and the interest rate was modified to 8.0% current and 5.0% PIK. The warrant was increased to 26.0% of the fully diluted outstanding member units.

In August 2007, Turbine Air Systems, Ltd. raised approximately $20 million through an equity capital funding transaction with certain institutional investors. In connection with this funding transaction, Main Street Mezzanine Fund agreed to the sale of its equity warrant position in Turbine Air Systems, Ltd. for $1.1 million in cash. The sale of the equity warrant resulted in a realized capital gain of approximately $1 million, which will be fully recognized in the third quarter of 2007.

In August 2007, Main Street Mezzanine Fund made a $4.3 million secured debt investment and a $1.0 million equity investment, representing an approximately 19% fully diluted ownership interest, in Universal Scaffolding & Equipment, LLC (“Universal”). Universal is in the business of manufacturing, sourcing and selling scaffolding, forming and shoring products, and custom fabricated cast iron products principally for the commercial and industrial construction and maintenance markets.

In August 2007, Main Street Mezzanine Fund made a $3.2 million secured debt investment and a $0.5 million equity investment in Gulf Manufacturing, LLC, a manufacturer and distributor of machined parts for industrial piping systems. In addition to its direct equity investment, Main Street Mezzanine Fund received warrants in connection with its debt investment and maintains a combined fully diluted equity position of approximately 27%.

In September 2007, Main Street Mezzanine Fund’s equity investment and equity warrant position were redeemed by Technical Innovations, LLC for $1.6 million. This redemption resulted in a total gain of $1.2 million which exceeded the fair value of such investment as of June 30, 2007 by $150,000. Main Street Mezzanine Fund also received a transaction advisory fee of $150,000 for facilitating and structuring the third-party equity financing secured to fund the redemption.

Description of Portfolio Companies

Set forth below is a brief description of each of our current portfolio companies as of June 30, 2007.

•	Advantage Millwork Company is a premier designer and manufacturer of high quality wood, decorative metal and wrought iron entry doors.

•	All Hose & Specialty, LLC is a leading distributor of industrial hose, high pressure hose, hydraulic hose and other specialty items used in the industrial and oilfield service industries.

•	American Sensor Technologies, Inc. designs, develops, manufactures and markets state-of-the-art, high performance commercial and industrial sensors.

•	Café Brazil, LLC owns and operates nine full service restaurant/coffee houses in the Dallas/Fort Worth Metroplex. Cafe Brazil also operates a wholesale bakery production facility which provides fresh baked goods to each of its restaurants.

•	Carlton Global Resources, LLC is a leading producer and processor of various industrial minerals for use in the manufacturing, construction and building materials industry.

•	CBT Nuggets, LLC produces and sells original content IT certification training videos. CBT Nuggets, LLC’s training videos provide comprehensive training for certification exams from Microsoft®, CompTIA®, Cisco®, Citrix® and many other professional certification vendors.

•	East Teak Fine Hardwoods, Inc. is a leading provider of teak lumber, exotic hardwoods and hardwood products.

•	Hawthorne Customs & Dispatch Services, LLC provides “one stop” logistics services to its customers in order to facilitate the import and export of various products to and from the United States.

•	Hayden Acquisition, LLC is a leading manufacturer and supplier of precast concrete underground utility structures to the construction industry.

•	Houston Plating & Coatings, LLC is a provider of nickel plating and industrial coating services primarily serving the oil field services industry.

•	Jensen Jewelers of Idaho, LLC is the largest privately owned jewelry chain in the Rocky Mountains with 14 stores in 5 states, including Idaho, Montana, Nevada, South Dakota and Wyoming.

•	KBK Industries, LLC is a manufacturer of standard and customized fiberglass tanks and related products primarily for use in oil and gas production, chemical production and agriculture applications.

•	Laurus Healthcare, LP develops, acquires and manages single or multi-specialty health care centers through physician partnerships that provide various surgical, diagnostic and interventional services.

•	Magna Card, Inc. is a niche designer, packager, marketer and distributor of flexible “peel & stick” magnets that are used to display business cards, photographs and small craft items.

•	National Trench Safety, LLC engages in the rental and sale of underground equipment and trench safety products, including trench shielding, trench shoring, road plates, pipe lasers, pipe plugs and confined space equipment.

•	Pulse Systems, LLC manufactures a wide variety of components used in medical devices for minimally-invasive surgery, primarily in the endovascular field.

•	Quest Design & Production, LLC is engaged in the design, fabrication and installation of graphic presentation materials and associated custom display fixtures used in sales and information center environments.

•	Support Systems Homes, Inc. operates drug and alcohol rehabilitation centers offering a wide range of substance abuse treatment programs for recovery from addictions.

•	TA Acquisition Group, LP mines, processes and sells sand and gravel products that are utilized in various construction activities in the Austin, Texas area.

•	Technical Innovations, LLC designs and manufactures manual, semiautomatic, pneumatic and computer numerically controlled machines and tools used primarily by medical device manufacturers to place access holes in catheters.

•	Transportation General, Inc. is a provider of transportation and taxi cab services in the greater New Haven, Connecticut market.

•	Turbine Air Systems, Ltd. is an industry-leading manufacturer of proprietary, packaged, commercial and industrial chilling systems, serving both domestic and international customers.

•	Vision Interests, Inc. is a full service sign company that designs, manufactures, installs and services interior and exterior signage for a wide range of customers.

•	Wicks N’ More, LLC manufactures high-quality, long-burning, fragrant candles.

•	WorldCall, Inc. is a holding company which owns both regulated and unregulated communications and information service providers.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consist of six members, four of whom are classified under applicable Nasdaq listing standards as “independent” directors and under Section 2(a)(19) of the 1940 Act as “non-interested” persons. Pursuant to our articles of incorporation, each member of our Board of Directors will serve a one year term, with each current director serving until the 2008 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our current Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Main Street Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Independent Directors

		Director	Expiration
Name	Age	Since	of Term

Michael Appling Jr.	41	2007	2008
Joseph E. Canon	65	2007	2008
Arthur L. French	67	2007	2008
William D. Gutermuth	55	2007	2008

Interested Directors

		Director	Expiration
Name	Age	Since	of Term

Vincent D. Foster	50	2007	2008
Todd A. Reppert	38	2007	2008

Executive Officers

The following persons serve as our executive officers in the following capacities:

		Position(s) Held
Name	Age	with the Company

Vincent D. Foster	50	Chairman of the Board and Chief Executive Officer
Todd A. Reppert	38	Director, President and Chief Financial Officer
Rodger A. Stout	56	Secretary, Chief Accounting Officer and Chief Compliance Officer
Curtis L. Hartman	34	Senior Vice President
Dwayne L. Hyzak	34	Senior Vice President
David L. Magdol	37	Senior Vice President

The address for each executive officer is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Biographical Information

Independent Directors

Michael Appling Jr. has been a member of our Board of Directors since July 2007. From July 2002 through August 2007, Mr. Appling was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling has also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas.

Prior to this, from March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com. ChemConnect, Inc., a venture-backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company from September 1997 to May 1999 first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen LLP, where he practiced as a certified public accountant.

Joseph E. Canon has been a member of our Board of Directors since July 2007. Since 1982, Mr. Canon has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1982, Mr. Canon was the Vice President and Trust Officer with the First National Bank of Abilene.

Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc., (NASDAQ-GM:FFIN) a financial holding company with $2.7 billion in assets headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. Mr. Canon has also served on the Board of Directors of numerous other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation.

Arthur L. French has been a member of our Board of Directors since July 2007. Since September 2003, Mr. French has been a member of the Advisory Board of the Investment Adviser and limited partner of Main Street Mezzanine Fund. Mr. French began his private investment activities in January 2000; he has served as a director of FabTech Industries, a $200 million revenue steel fabricator, since November 2000, and as a director of Rawson, Inc., a distributor of industrial instrumentation products, since May 2003.

Prior to this, Mr. French served as Chairman and Chief Executive Officer of Metals USA from 1996-1999, where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, Mr. French served as Executive Vice President and Director of Keystone International, Inc. After serving as a helicopter pilot in the United States Army, Captain-Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23 year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President and Chief Operating Officer.

William D. Gutermuth has been a member of our Board of Directors since July 2007. Since 1986, Mr. Gutermuth has been a partner in the law firm of Bracewell & Giuliani LLP, specializing in the practice of corporate and securities law. From 1999 until 2005, Mr. Gutermuth was the Chair of Bracewell & Giuliani’s Corporate and Securities Section and in 2005 and 2006 served as a member of the Executive Committee of the firm’s Business Group.

Mr. Gutermuth’s legal career has included the representation of numerous public companies, as well as private equity firms and their portfolio companies. He has been recognized by independent evaluation organizations as “One of the Best Lawyers in America-Corporate M&A and Securities Law” and as a Texas “Super Lawyer”.

Interested Directors

Vincent D. Foster has been Chairman of our Board of Directors since April 2007. He is our Chief Executive Officer and a member of our investment committee. Since 2002, Mr. Foster has been a senior managing director of the General Partner and the Investment Adviser. Mr. Foster has also been the senior managing director of the general partner for Main Street Capital II, an SBIC he co-founded, since January 2006. From 2000 to 2002, Mr. Foster was the senior managing director of the predecessor entity of Main Street Mezzanine Fund. Prior to that, Mr. Foster co-founded Main Street Merchant Partners, a merchant-banking firm. Mr. Foster currently serves as a director of Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, Carriage Services, Inc. (NYSE: CSV), a death-care company, and Team, Inc. (NASDAQ-GS: TISI), a provider of specialty industrial services. In addition, Mr. Foster serves as a director, officer and founder of the Houston/Austin/San Antonio Chapter of the National Association of Corporate Directors. From 1998 to May 2002, he served as the non-executive chairman of Quanta Services, Inc. He has also served as director and the non-executive chairman of U.S. Concrete, Inc. (NASDAQ-GM: RMIX) since 1999.

Prior to his private investment activities, Mr. Foster was a partner of Andersen Worldwide and Arthur Andersen LLP from 1988-1997. Mr. Foster was the director of Andersen’s Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries.

Todd A. Reppert has been a member of our Board of Directors since April 2007. He is our President and Chief Financial Officer and is a member of our investment committee. Since 2002, Mr. Reppert has been a senior managing director of the General Partner and the Investment Adviser. Mr. Reppert has been a senior managing director of the general partner for Main Street Capital II, an SBIC he co-founded, since January 2006. From 2000 to 2002, Mr. Reppert was a senior managing director of the predecessor entity of Main Street Mezzanine Fund. Prior to that, Mr. Reppert was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle-market companies.

Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP. At Arthur Andersen LLP, Mr. Reppert assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives. Mr. Reppert is a member of the board of directors for the Houston Chapter of the Association for Corporate Growth.

Non-Director Executive Officers

Rodger A. Stout serves as our Chief Accounting Officer, Chief Compliance Officer and Secretary. Mr. Stout has been the chief financial officer of the General Partner, the Investment Adviser and the general partner of Main Street Capital II, an SBIC, since 2006. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., a consolidation of nine steel fabricators located principally in the Southeastern United States. From 1985 to 2000, Mr. Stout was a senior financial executive for Jerold B. Katz Interests. Mr. Stout held numerous positions over his fifteen year tenure with this national scope financial services conglomerate. The positions he held included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

Curtis L. Hartman serves as one of our Senior Vice Presidents. Mr. Hartman has been a managing director of the General Partner and the Investment Adviser since 2002 and a managing director of the general partner for Main Street Capital II, an SBIC, since January 2006. From 2000 to 2002, Mr. Hartman was a director of the predecessor entity of Main Street Mezzanine Fund. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, Mr. Hartman joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers (“PwC”) in its M&A/Transaction Services group. Prior to joining PwC, Mr. Hartman was employed by Deloitte & Touche where he served as a senior auditor for a Fortune 500 public company as well as other public and private companies.

Dwayne L. Hyzak serves as one of our Senior Vice Presidents. Since 2002, Mr. Hyzak has been a managing director of the General Partner and the Investment Adviser. Mr. Hyzak has also been a managing director of the general partner for Main Street Capital II, an SBIC, since January 2006. From 2000 to 2002, Mr. Hyzak was a director of accounting integration with Quanta Services, Inc. (NYSE: PWR), an electrical and telecommunications contracting company, where he was principally focused on the company’s mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., Mr. Hyzak was a manager with Arthur Andersen LLP in the firm’s Transaction Advisory Services group.

David L. Magdol serves as one of our Senior Vice Presidents and is a member of our investment committee. Mr. Magdol has been a managing director of the General Partner and the Investment Adviser since 2002 and a managing director of the general partner for Main Street Capital II, an SBIC, since January 2006. From 2000 to 2002, Mr. Magdol worked for Lazard Freres & Co. LLC where he was a vice president in the M&A Advisory Group. From 1996 to 2000, Mr. Magdol served as a vice president of McMullen Group, a private equity investment firm capitalized by Dr. John J. McMullen. From 1993 to 1995, Mr. Magdol worked in the Structured Finance Services Group of Chemical Bank (now JPMorgan Chase) as a management associate.

Committees of the Board of Directors

Our Board of Directors has the following committees:

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for reviewing and approving for submission to our Board of Directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The members of the Audit Committee are Messrs. Appling, Canon and French, each of whom is independent for purposes of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Appling serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Appling is an “Audit Committee financial expert” as defined under SEC rules.

Compensation Committee

The Compensation Committee determines the compensation for our executive officers and the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. The actions of the Compensation Committee will be reviewed and ratified by the entire Board of Directors, excluding as applicable the inside directors. The members of the Compensation Committee are Messrs. French, Canon and Gutermuth, each of whom is independent for purposes of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. French serves as the chairman of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the self-evaluation of the Board of Directors and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Canon, Gutermuth, and Appling, each of whom is independent for purposes of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Canon serves as the chairman of the Nominating and Corporate Governance Committee.

Additional Portfolio Management Information

Our investment committee, currently consisting of Messrs. Foster, Reppert and Magdol, reviews and approves our investments. All such actions must be approved by the affirmative vote from a majority of the members of our investment committee at a meeting at which each member of our investment committee is present. The compensation of each executive officer on the investment committee will be set by the Compensation Committee of our Board of Directors. The executive officers on the investment committee will be compensated in the form of annual salaries, annual cash bonuses and stock-based compensation. See “Management — Executive Officer Compensation” and “Management — Employment Agreements.” The members of our investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. See “Risk Factors — There are significant potential conflicts of interest which could impact our investment returns.”

Compensation Discussion and Analysis

Overview

We are a newly-organized corporation that after consummation of this offering will be an internally managed business development company. We were organized to continue the investment business of Main Street Mezzanine Fund and, with the capital of this offering, make new equity and debt investments in lower middle market companies. Our senior management team consists of Messrs. Foster, Reppert, Stout, Hartman, Hyzak and Magdol. We refer to these six officers as the named executive officers, or NEOs.

Our executive compensation program is designed to encourage our executive officers to think and act like our stockholders. The structure of the NEOs’ employment agreements and our incentive compensation programs will be designed to encourage and reward the following, among other things:

•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market companies;

•	accomplishing our investment objectives;

•	ensuring we allocate capital in the most effective manner possible; and

•	creating shareholder value.

Our Compensation Committee has reviewed and approved all of our compensation policies.

Executive Compensation Policy

Overview.  Our performance-driven compensation policy consists of the following three components:

•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our Equity Incentive Plan.

We intend to carefully design each NEO’s compensation package to appropriately reward the NEO for his or her contribution to us. This is not a mechanical process, and our Compensation Committee will use its judgment and experience, working in conjunction with our Chief Executive Officer, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals set by the Compensation Committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation may be awarded based on performance expectations set by the Compensation Committee for each individual and, over time, on his performance against those expectations. The mix of short-term and long-term compensation may sometimes be adjusted to reflect an individual’s need for current cash compensation and desire to retain his or her services.

Base salary.  Base salary will be used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In connection with establishing the 2007 annual base salaries of the NEOs, the Compensation Committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to our formation, the assistance of each NEO in this initial public offering process and the number of well-qualified candidates available in our area. In addition, we informally considered the base salaries paid to comparably situated executive officers and other competitive market practices. We did not use compensation consultants in connection with fixing base salaries or for any other purpose prior to the consummation of this offering.

The salaries of the NEOs will be reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are expected to be relative performance, relative cost of living and competitive pressures.

Annual cash bonuses.  Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Currently, these bonuses are determined on a discretionary basis by the Compensation Committee and will be determined for each NEO based upon individual performance and service goals set by our Compensation Committee, with our management’s input. As more fully described below, the employment agreements of the applicable NEO provide for targeted annual cash bonuses as a percentage of base salary.

Long-Term Incentive Awards.

Generally.  We have adopted an Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to our employees.

We expect to use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees compensation to the long-term interests of our stockholders. The Compensation Committee will determine the persons to receive stock-based awards. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to the award.

Options.  The Compensation Committee may grant options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that any options granted by our Compensation Committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. The “fair market value” will be defined as either (i) the closing sales price of the common stock on the Nasdaq Global Market, or any other such exchange on which our common stock is traded, on such date, or in the absence of reported sales on such date or (ii) in the event there is no public market for our common stock on such date, current net asset value of our common stock. Some stock options granted by our Compensation Committee may vest simply by the holder remaining with us for a period of time, and some may vest based on our attaining certain performance levels.

Restricted Stock.  Generally business development companies, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. Our Equity Incentive Plan allows our Compensation Committee to grant shares of restricted stock, but our Compensation Committee will not grant restricted stock unless and until we obtain from the SEC an exemptive order permitting such practice. We have applied for an exemptive order from the SEC to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and executive officers. If exemptive relief is obtained, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Compensation Committee determines and consistent with any exemptive order the SEC may issue. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder interests and does not involve overreaching by management or our Board of Directors. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. As more fully described below, the employment agreements of each NEO provide for targeted annual restricted stock awards, subject to the receipt of exemptive relief from the SEC, or other equitable substitute.

Competitive Market Review

We will informally consider competitive market practices with respect to the salaries and total compensation of our NEOs. We will review the market practices by speaking to other financial professionals and reviewing annual reports on Form 10-K or similar information of other internally managed business development companies.

Change in Control and Severance

Upon termination of employment after a change of control, the NEOs may receive severance payments under their employment agreements, and equity-based awards under our Equity Incentive Plan may vest and/or become immediately exercisable or salable.

Equity Incentive Plan.  Upon specified covered transactions involving a change of control (as defined in the Equity Incentive Plan), all outstanding awards under the Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, or upon the death or disability of an NEO, the awards held by the participants will be subject to accelerated vesting in full and then terminated to the extent not exercised within a designated time period.

Severance.  Under specified covered transactions involving a change in control (as defined in each NEO’s employment agreement), if an NEO terminates his employment with us for good reason within one year following such change in control, or if we terminate or fail to renew the NEO’s employment agreement within the one year commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include a lump sum payment equal to two or three times, depending upon the NEO’s position, the NEO’s annual salary at that time, plus the NEO’s targeted bonus compensation as described in the employment agreement and we will continue to provide the NEO with certain benefits provided to him immediately prior to the termination as described in the employment agreement for a designated time period.

The rationale behind providing a severance package in certain events is to attract and retain talented executives who are assured that they will not be financially injured if they physically relocate and/or leave another job to join us but are forced out through no fault of their own and to ensure that our business is operated and governed for our stockholders by a management team, and under the direction of a board of directors, who are not financially motivated to frustrate the execution of a change in control transaction. For more discussion regarding executive compensation in the event of a termination or change in control, please see the table entitled “2007 Potential Payments Upon Termination or Change in Control Table.”

Conclusion

Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.

Executive Officer Compensation

After consummation of the formation transactions and the completion of the offering, certain of our executive officers will receive the annual base salaries and be entitled to targeted bonus compensation pursuant to their employment agreements as described below. The respective annual salaries of the executive officers will be as follows:

2007 Annual Base Salary

Vincent D. Foster	$348,750
Todd A. Reppert	$311,250
Rodger A. Stout	$210,000
Curtis L. Hartman	$210,000
Dwayne L. Hyzak	$210,000
David L. Magdol	$210,000

In addition, the NEOs will be eligible to receive discretionary bonuses as may be declared from time to time by the Compensation Committee, which bonuses will be based on individualized performance and service goals. Under their employment agreements, the applicable NEOs have referenced target bonus amounts for each of the years ending December 31, 2008, 2009 and 2010. The target bonus amounts for Mr. Reppert are 50%, 60, and 70% of his base salary, respectively, for each of those three calendar years. The target bonus amounts for Messrs. Stout, Hartman, Hyzak and Magdol are 40%, 50% and 60% of their base salaries, respectively, for each of those three calendar years.

Under their employment agreements, each NEO is entitled to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments with respect to each applicable NEO:

2007 Potential Payments upon Termination or Change in Control Table

						Within One Year
					Termination	After Change in
					Without Cause	Control; Termination
				Termination	or Good	Without Cause or
	Benefit	Death(3)	Disability(3)	With Cause(4)	Reason(3)(4)	Good Reason(3)(4)

Todd A. Reppert	Severance(1)	$—	$—	$—	$622,500	$933,750
	Bonus(2)	—	—	—	311,250	466,875
Rodger A. Stout	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000
Curtis L. Hartman	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000
Dwayne L. Hyzak	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000
David L. Magdol	Severance(1)	—	—	—	315,000	420,000
	Bonus(2)	—	—	—	126,000	168,000

(1)	Severance pay includes an employee’s annual base salary and applicable multiple thereof paid monthly beginning at the time of termination or paid in lump sum if termination is within one year of a Change of Control.

(2)	Bonus compensation includes an employee’s current target annual bonus and applicable multiple thereof paid monthly beginning at the time of termination or paid lump sum if termination is within one year of a Change of Control.

(3)	Upon these termination events, the employee will become fully vested in any previously unvested stock-based compensation.

(4)	Change of Control, Cause and Good Reason are defined in each employee’s employment agreement, the form of which is being attached to this registration statement as an exhibit.

Director Compensation

Each of our directors who is not one of our employees or an employee of our subsidiaries will receive an annual cash fee of $30,000 for services as a director, payable annually. Independent directors will not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. However, committee chairmen will receive an additional annual cash fee of $5,000, except for the Audit Committee chairman who will receive an additional annual cash fee of $10,000. Subject to receipt of an SEC exemptive order allowing for the grant of restricted stock for services, each independent director will also receive an annual grant of $30,000 in restricted stock. We will reimburse our independent directors for all reasonable expenses incurred in connection with their service on the board. Directors who are also our employees or employees of our subsidiaries will not receive compensation for their services as directors.

Employment Agreements

In conjunction with the consummation of this offering, we will enter into employment agreements with all of our NEO’s, other than Vincent D. Foster, that provide for an initial term through December 31, 2010 effective upon consummation of this offering. As the Chairman of the Board of Directors and Chief Executive Officer, Mr. Foster will not have an employment agreement and will serve as an officer at the direction and discretion of our Board of Directors. However, Mr. Foster will execute a confidentiality and non-compete agreement with us in connection with the consummation of the offering. The NEO employment agreements specify an initial base salary equal to the “2007 Annual Base Salary” above and provide a 5% target annual increase in base salary.

In addition, each executive officer will be entitled to receive an annual bonus as a percentage of the executive officer’s then current base salary based upon achieving certain performance objectives. Under their employment agreements, the applicable NEOs have referenced target bonus amounts for each of the years ending December 31, 2008, 2009 and 2010. The target bonus amounts for Mr. Reppert are 50%, 60% and 70% of his base salary, respectively, for each of those three calendar years. The target bonus amounts for Messrs. Stout, Hartman, Hyzak and Magdol are 40%, 50% and 60% of their base salaries, respectively, for each of those three calendar years. The Compensation Committee of the Board of Directors will establish such performance objectives, as well as the actual bonus awarded to each executive officer, annually.

The NEO employment agreements also specify that the applicable NEO will be entitled to receive a special grant of restricted stock, after receipt of exemptive relief from the SEC, equal to 40,000 shares for Mr. Reppert and 30,000 shares for each of Messrs. Stout, Hartman, Hyzak and Magdol. In addition, the applicable NEO employment agreements reference annual target restricted stock awards for each of calendar years 2009 and 2010 equal to 75% of base salary for Mr. Reppert and 50% of base salaries for each of Messrs. Stout, Hartman, Hyzak and Magdol. The restricted stock awards will vest in equal annual portions over the four years subsequent to the date of grant. If SEC exemptive relief to issue restricted stock for services is not obtained, the Compensation Committee will determine an equitable substitution for such restricted stock grants.

The NEO employment agreements also provide for certain severance and other benefits upon termination after a change of control or certain other specified termination events. The severance and other benefits in these circumstances are reflected in the discussion above and the “2007 Potential Payments upon Termination or Change of Control Table.”

The NEO employment agreements provide for a non-competition period after termination of employment, except Messrs. Stout, Hartman, Hyzak and Magdol are not subject to the non-competition provision in the event they voluntarily terminate their employment. The NEO employment agreements also provide for a non-solicitation period after any termination of employment and provide for the protection of confidential company information.

Compensation Plans

Equity Incentive Plan

Our Board of Directors and current stockholders have approved our Equity Incentive Plan, to be effective upon consummation of this offering, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under our Equity Incentive Plan, our Compensation Committee may award stock options, restricted stock, or other stock-based incentive awards to our executive officers, employees and directors.

Our Compensation Committee will administer the Equity Incentive Plan and has the authority, subject to the provisions of the Equity Incentive Plan, to determine who will receive awards under the Equity Incentive Plan and the terms of such awards. Our Compensation Committee will be required to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of certain specified events such as stock splits, dividends, distributions and recapitalizations.

Upon specified covered transactions (as defined in the Equity Incentive Plan), all outstanding awards under the Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be subject to accelerated vesting in full and then terminated to the extent not exercised prior to the covered transaction.

Awards under the Equity Incentive Plan will be granted to our executive officers and other employees as determined by our Compensation Committee at the time of each issuance.

Under current SEC rules and regulations, business development companies may not grant options or restricted stock to directors who are not officers or employees of the business development company. We have applied for exemptive relief from the SEC to permit us to grant restricted stock to our independent directors as a portion of their compensation for service on our Board of Directors. Similarly, under the 1940 Act, business development companies cannot issue stock for services to their executive officers and employees other than options, warrants and rights to acquire capital stock. As a result, we have applied for exemptive relief from the SEC to permit us to grant restricted stock in exchange for or in recognition of services by our executive officers. We cannot provide any assurance that we will receive the exemptive relief from the SEC in either case.

401(k) Plan

We intend to maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have three months of service will be eligible to participate. Eligible employees will have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $15,500 annually for the 2007 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the 2007 plan year will be eligible to defer an additional $5,000 during 2007.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

As discussed herein, it is contemplated that we will acquire from the members of the General Partner 100.0% of their equity interests in the General Partner in exchange for the issuance of $9.0 million of common stock of Main Street Capital Corporation. See “Formation Transactions; Business Development Company and Regulated Investment Company Elections.” In addition, it is contemplated that we will acquire from the members of the Investment Adviser 100.0% of their equity interests in the Investment Adviser in exchange for the issuance of $18.0 million of common stock of Main Street Capital Corporation. See “Formation Transactions; Business Development Company and Regulated Investment Company Elections.” Members of our management, including Vincent D. Foster, Todd A. Reppert, Curtis L. Hartman, Dwayne L. Hyzak and David L. Magdol, control the General Partner and the Investment Adviser.

Because members of our management currently control the General Partner, the Investment Adviser and (through their control of the General Partner) Main Street Mezzanine Fund, the amount of consideration to be received by the Limited Partners and the members of the General Partner and of the Investment Adviser in the formation transactions has not been determined through arms-length negotiations. In addition, certain members of our management and their affiliates have invested $3.6 million in limited partnership interests in Main Street Mezzanine Fund, and represent approximately 13.5% of the total limited partnership interests in Main Street Mezzanine Fund.

Main Street Mezzanine Fund co-invested with Main Street Capital II in several investments since January 2006. Main Street Capital II and Main Street Mezzanine Fund are both managed by the Investment Adviser and the general partners for Main Street Mezzanine Fund and Main Street Capital II are under common control. Main Street Capital II is an SBIC with similar investment objectives to Main Street Mezzanine Fund and which began its investment operations in January 2006. The co-investments among the two funds were made at the same time and on the same terms and conditions. The co-investments were made in accordance with the Investment Adviser’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

Main Street Mezzanine Fund paid $1.9 million in management fees to the Investment Adviser for each of the years ended December 31, 2004, 2005 and 2006, and approximately $1.0 million in each of the six months ended June 30, 2006 and June 30, 2007. The Investment Adviser is an affiliate of Main Street Mezzanine Fund as it is commonly controlled by principals who also control the General Partner.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, on a pro forma, as adjusted basis, at the time of completion of the offering and consummation of the formation transactions described elsewhere in this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5.0% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 9,525,674 shares of common stock outstanding at the time of the offering and consummation of the formation transactions.

	Shares Beneficially
	Owned Immediately
	After the Formation
	Transactions and
	this Offering
Name	Number(1)		Percentage

Executive Officers:
Vincent D. Foster	839,434		8.8%
Todd A. Reppert	604,729	(2)	6.3%
Rodger A. Stout	26,667		*
Curtis L. Hartman	188,946		2.0%
Dwayne L. Hyzak	197,960		2.1%
David L. Magdol	208,372		2.2%
Independent Directors:
Michael Appling Jr.	—		*
Joseph E. Canon	5,133		*
Arthur L. French	4,107		*
William D. Gutermuth	—		*

All Directors and Officers as a Group (10 persons)	2,075,348		21.8%

*	Less than 1.0%

(1)	Does not reflect purchases by any officer or director of shares in the directed share program, as these individuals have not yet indicated their expected level of participation, if any, in the directed share program. See “Underwriting — Directed Share Program.”

(2)	Includes 140,013 shares owned by Reppert Investments Limited Partnership which are beneficially owned by Mr. Reppert.

The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity
Securities Beneficially
Owned(1)(2)(3)(4)

Interested Directors:
Vincent D. Foster	over $1,000,000
Todd A. Reppert	over $1,000,000
Independent Directors:
Michael Appling Jr.	none
Joseph E. Canon	$50,001-$100,000
Arthur L. French	$50,001-$100,000
William D. Gutermuth	none

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equities securities beneficially owned by our directors is based on an assumed initial public offering price of $15.00 per share.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(4)	Does not reflect purchases by any officer or director of shares in the directed share program, as these individuals have not yet indicated their expected level of participation, if any, in the directed share program. See “Underwriting — Directed Share Program.”

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan.

Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our articles of incorporation, as amended and restated immediately prior to the completion of this offering, our authorized capital stock will consist of 150,000,000 shares of common stock, par value $0.01 per share, of which immediately after this offering 9,525,674 shares will be outstanding. Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. We also anticipate executing separate indemnification agreements with our directors and officers subsequent to the consummation of this offering.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of

(a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We expect to purchase a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon the completion of this offering, we will have 9,525,674 shares of common stock outstanding, assuming no exercise of the underwriters’ over-allotment option. The 5,000,000 shares of common stock (assuming no exercise of the underwriters’ over-allotment option) sold in this offering will be freely tradable without restriction or limitation under the Securities Act, other than shares purchased pursuant to the directed share program described in “Underwriting — Directed Share Program,” which will be restricted from resale for a period of 90 days following completion of this offering, and any such shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. Our remaining 4,525,674 shares of common stock that will be outstanding upon the completion of this offering (including all shares issued in the formation transactions occurring concurrently with the closing of this offering) will be “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. We have agreed with the former members of the General Partner and Investment Adviser, and the former Limited Partners to use our reasonable best efforts following the first anniversary of the offering to effect the registration of the shares of common stock to be received by them upon completion of the formation transactions, unless our Board of Directors decides such registration would be seriously detrimental to us. In the event our Board of Directors elects to defer such registration, we would effect such registration if and when such registration would not be detrimental. Upon such registration, all of the shares of common stock registered would be freely tradable.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1.0% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors — Risks Relating to this Offering and Our Common Stock.”

We and certain of our executive officers and directors will be subject to agreements with the underwriters that restrict our and their ability to transfer shares of our stock for a period of up to 180 days from the date of this prospectus. After the lock-up agreements expire, an aggregate of 2,066,108 additional shares (assuming no exercise of the underwriters’ over-allotment option) will be eligible for sale in the public market in accordance with Rule 144, including the one-year holding period requirement thereunder. These lock-up agreements provide that these persons will not, subject to certain expectations, issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock owned by them, for a period specified in the agreement without the prior written consent of Morgan Keegan & Company, Inc.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.0% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or

(2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy or (ii) 50.0% of our voting securities.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iii) is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital’’ and “— Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of the code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the deal team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have applied to the SEC for exemptive relief to permit us to co-invest with Main Street Capital II. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted or what conditions will be placed on such relief.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Small Business Administration Regulations

Main Street Mezzanine Fund is licensed by the Small Business Administration to operate as a Small Business Investment Company under Section 301(c) of the Small Business Investment Act of 1958. Upon the closing of this offering, Main Street Mezzanine Fund will be a wholly-owned subsidiary of us, and will continue to hold its SBIC license. Main Street Mezzanine Fund initially obtained its SBIC license on September 30, 2002.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Main Street Mezzanine Fund has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20.0% of the SBIC’s regulatory capital in any one portfolio company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of June 30, 2007 we had issued $55.0 million of SBA-guaranteed debentures, which had an annual weight-averaged interest rate of approximately 5.8%. SBA regulations currently limit the dollar amount of outstanding SBA-guaranteed debentures that may be issued by any one SBIC (or group of SBICs under common control) to $127.2 million (which amount is subject to increase on an annual basis based on cost of living increases). Because of our and our investment team’s affiliations with Main Street Capital II, a separate SBIC which commenced investment operations in January 2006, Main Street Mezzanine Fund and Main Street Capital II may be deemed to be a group of SBICs under common control. Thus, the dollar amount of SBA-guaranteed debentures that can be issued collectively by Main Street Mezzanine Fund and Main Street Capital II may be limited to $127.2 million, absent relief from the SBA. Currently, we, through Main Street Mezzanine Fund, do not intend to borrow SBA-guaranteed indebtedness in excess of $55.0 million based upon Main Street Mezzanine Fund’s existing equity capital.

In June 2007, the Small Business Venture Capital Act of 2007 (the “2007 Act”) was proposed for congressional approval. The proposed 2007 Act provides for, among other things, (i) the re-authorization of the SBIC program through December 31, 2010, (ii) an increase in the maximum leverage available to $150.0 million for each SBIC and to $225.0 million for any two or more SBICs under common control, and (iii) an increase in the limit on amounts invested by an SBIC in any one portfolio company from 20.0% of equity capital to 30.0% of equity capital. At this time, it is not clear whether the proposed provisions of the 2007 Act will be approved in their current form, or if they will be approved at all.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations and are periodically required to file certain forms with the SBA.

Although we cannot provide any assurance that we will receive any exemptive relief, we have requested that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by Main Street Mezzanine Fund from the 200.0% asset coverage requirements applicable to us as a business development company.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

Upon the closing of this offering, we will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, upon the closing, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning for our fiscal year ending December 31, 2008, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

The Nasdaq Global Market Corporate Governance Regulations

The Nasdaq Global Market has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, we intend to be in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated          , the underwriters named below, for whom Morgan Keegan & Company, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., SMH Capital Inc., and Ferris, Baker Watts, Incorporated are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares

Morgan Keegan & Company, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
SMH Capital Inc.
Ferris, Baker Watts, Incorporated

Total	5,000,000

The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

We have applied for approval for listing of our common stock on the Nasdaq Global Market under the symbol “MAIN.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of 750,000 additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus, subject to extension upon material announcements or earnings releases. Morgan Keegan & Company, Inc., at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Determination of Offering Price

Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation among the underwriters and us. The principal factors considered in determining the public offering price include the following:

•	the information set forth in this prospectus and otherwise available to the underwriters;

•	market conditions for initial public offerings;

•	the history and the prospects for the industry in which we compete;

•	an assessment of the ability of our management;

•	our prospects for future earnings;

•	the present state of our development and our current financial condition;

•	the general condition of the securities markets at the time of this offering; and

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable entities.

Directed Share Program

At our request, the underwriters have reserved up to 500,000 shares, or 10% of the common stock offered by this prospectus, for sale under a directed share program to specified officers, directors, business associates and other persons that we identify. All of the persons purchasing the reserved shares must commit to purchase such shares after the registration statement of which this prospectus is a part is declared effective by the SEC but before the close of business on the date of this prospectus. All shares sold pursuant to the directed share program will be restricted from resale for a period of 90 days following the completion of the offering.

All sales of shares pursuant to the directed share program will be made at the initial public offering price set forth on the cover page of this prospectus. The underwriters will receive a reduced discount of $0.375 per share on the shares being sold pursuant to the directed share program. The number of shares of common stock available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Any directed shares not purchased will be offered and sold by the underwriters to the general public on the same basis as all other shares of common stock offered.

Underwriting Discounts

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at a price that represents a concession not in excess of $0.63 per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $0.10 per share to other underwriters or to certain dealers. After the initial offering of the shares, the offering price and other selling terms may from time to time be varied by the representative.

The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to 750,000 additional shares from us.

		Total without	Total with
		Exercise of	Exercise of
	Per Share	Over-allotment(1)	Over-allotment(1)

Underwriting discount payable by us	$1.05	$5,250,000	$6,037,500

(1)	Assumes no shares are sold pursuant to the directed share program described above. We have agreed to pay a reduced underwriting discount of $0.375 per share for shares sold in the directed share program. If all 500,000 shares are sold in the directed share program, the total underwriting discount without exercise of the overallotment option would be $4,912,500 ($5,700,000 if overallotment option is exercised in full).

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering and the formation transactions, excluding the underwriting discount will be approximately $2 million.

A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Global Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Affiliations

Branch Banking & Trust Company, an affiliate of BB&T Capital Markets, is a limited partner in the Main Street Mezzanine Fund and will receive 24,216 shares of common stock, valued at $0.4 million, upon completion of the formation transactions as consideration for its limited partnership interest in the Main Street Mezzanine Fund. Pursuant to the Conduct Rules of the National Association of Securities Dealers, or NASD, these shares of common stock may not be sold, transferred, assigned, pledged or hypothecated for a period of 180 days following the effective date of this offering, except in accordance with NASD Conduct Rule 2710(g).

SMH Capital Inc., is a subsidiary of Sanders Morris Harris Group, Inc. Certain executive officers of Sanders Morris Harris Group, Inc., and their affiliates, are limited partners in Main Street Mezzanine Fund and will collectively receive 85,816 shares of common stock, valued at $1.3 million upon completion of the formation transactions as consideration for their limited partnership interests in Main Street Mezzanine Fund. Pursuant to the Conduct Rules of the NASD, these shares of common stock may not be sold, transferred, assigned, pledged or hypothecated for a period of 180 days following the effective date of this offering, except in accordance with NASD Conduct Rule 2710(g).

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

The addresses of the underwriters are: Morgan Keegan & Company, Inc, 50 North Front Street, Memphis Tennessee, 38103, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., 909 E. Main Street, Richmond, Virginia 23219, SMH Capital Inc., 527 Madison Avenue, 14th Floor, New York, New York 10022, Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, Maryland 21202.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Amegy Bank National Association. The address of the custodian is: 1221 McKinney Street Level P-1 Houston, Texas 77010. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Our investment team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. and certain legal matters in connection with this offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The combined financial statements as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, as well as the “Senior Securities” table included in the prospectus and elsewhere in the registration statement have been audited by Grant Thornton LLP, independent registered public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up Main Street. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the General Partner of
Main Street Mezzanine Fund, LP

We have audited the combined balance sheets of Main Street Mezzanine Fund, LP, (a Delaware Partnership) (“the Fund”) and Main Street Mezzanine Management, LLC (a Delaware Limited Liability Company) including the combined schedule of investments as of December 31, 2005 and 2006, and the related combined statements of operations, changes in members’ equity and partners’ capital, and cash flows for each of the three years in the period ended December 31, 2006. These combined financial statements are the responsibility of Main Street Mezzanine Management LLC’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Main Street Mezzanine Fund, LP and Main Street Mezzanine Management, LLC as of December 31, 2005 and 2006 and the results of their operations, changes in members’ equity and partners’ capital and cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Houston, Texas
May 11, 2007

MAIN STREET MEZZANINE FUND, LP

COMBINED BALANCE SHEETS

	June 30,	December 31,
	2007	2006	2005
	(Unaudited)

ASSETS
Investments at fair value:
Control investments (cost: $27,366,229, $33,312,337 and $25,223,388 as of June 30, 2007, December 31, 2006 and 2005, respectively)	$34,792,892	$42,429,000	$28,773,353
Affiliate investments (cost: $36,382,987, $24,328,596 and $21,916,512 as of June 30, 2007, December 31, 2006 and 2005, respectively)	42,589,207	28,822,245	22,513,512
Non-Control/Non-Affiliate investments (cost: $3,400,028, $4,983,015 and $1,557,750 as of June 30, 2007 December 31, 2006 and 2005, respectively)	3,725,028	4,958,183	2,507,750

Total investments (cost: $67,149,244, $62,623,948 and $48,697,650, as of June 30, 2007 December 31, 2006 and 2005, respectively)	81,107,127	76,209,428	53,794,615
Accumulated unearned income	(2,523,209)	(2,498,427)	(2,602,632)

Total investments net of accumulated unearned income	78,583,918	73,711,001	51,191,983
Cash and cash equivalents	17,662,711	13,768,719	26,260,800
Deferred offering costs	698,124	—	—
Interest receivable	495,768	527,597	434,117
Other assets	133,081	102,461	5,417
Deferred financing costs (net of accumulated amortization of $434,073, $343,846 and $185,996 as of June 30, 2007, December 31, 2006 and 2005, respectively)	1,483,502	1,333,654	1,441,504

Total assets	$99,057,104	$89,443,432	$79,333,821

LIABILITIES, MEMBERS’ EQUITY AND PARTNERS’ CAPITAL
SBIC debentures	$55,000,000	$45,100,000	$45,100,000
Interest payable	1,016,699	854,941	771,481
Accounts payable and accrued expenses	68,496	70,710	61,296
Accounts payable-offering costs	937,837	—	—
Other liabilities	191,205	145,250	132,302

Total liabilities	57,214,237	46,170,901	46,065,079
Members’ equity (General Partner)	3,546,239	3,849,796	1,754,634
Limited Partners’ capital	38,296,628	39,422,735	31,514,108

Total members’ equity and partners’ capital	41,842,867	43,272,531	33,268,742

Total liabilities, members’ equity and partners’ capital	$99,057,104	$89,443,432	$79,333,821

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED STATEMENTS OF OPERATIONS

	Six Months Ended
	June 30,		Years Ended December 31,
	2007	2006	2006	2005	2004
	(Unaudited)

INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$2,254,431	$2,423,442	$4,295,354	$3,335,879	$2,775,776
Affiliate investments	2,508,657	1,410,981	3,573,570	3,149,259	1,404,919
Non-Control/Non-Affiliate investments	417,413	739,231	1,144,213	852,841	271,581

Total interest, fee and dividend income	5,180,501	4,573,654	9,013,137	7,337,979	4,452,276
Interest from idle funds and other	374,360	368,701	748,670	221,765	9,244

Total investment income	5,554,861	4,942,355	9,761,807	7,559,744	4,461,520

EXPENSES:
Management fees to affiliate	999,958	967,507	1,942,032	1,928,763	1,916,016
Interest	1,547,242	1,348,891	2,717,236	2,063,726	868,757
General and administrative	171,335	104,647	197,979	197,192	184,742
Professional costs related to offering	695,250	—	—	—	—

Total expenses	3,413,785	2,421,045	4,857,247	4,189,681	2,969,515

NET INVESTMENT INCOME	2,141,076	2,521,310	4,904,560	3,370,063	1,492,005

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	611,250	175,633	(805,469)	221,837	661,551
Affiliate investments	256,179	—	1,940,794	623,681	508,970
Non-Control/Non-Affiliate investments	(270,538)	5,478	1,294,598	—	—
Derivative Instrument and related investment	—	—	—	642,208	—

Total net realized gain (loss) from investments	596,891	181,111	2,429,923	1,487,726	1,170,521

NET REALIZED INCOME	2,737,967	2,702,421	7,334,483	4,857,789	2,662,526

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS:
Control investments	(641,250)	3,838,902	6,631,698	2,526,516	723,449
Affiliate investments	663,822	(149,173)	2,831,649	347,000	250,000
Non-Control/Non-Affiliate investments	349,832	8,498	(974,833)	685,000	265,000
Derivative Instrument and related investment	—	—	—	(526,242)	526,242

Total net change in unrealized appreciation (depreciation) from investments	372,404	3,698,227	8,488,514	3,032,274	1,764,691

NET INCREASE IN MEMBERS’ EQUITY AND PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$3,110,371	$6,400,648	$15,822,997	$7,890,063	$4,427,217

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY AND PARTNERS’ CAPITAL

	Members’
	Equity
	(General	Limited
	Partner)	Partners’ Capital	Total

Balances at December 31, 2003	$207,904	$14,760,086	$14,967,990
Capital contributions	21,391	123,790	145,181
Distributions — net investment income	(473,268)	(1,829,232)	(2,302,500)
Net increase resulting from operations:
Net investment income	303,752	1,188,253	1,492,005
Net realized gain from investments	240,525	929,996	1,170,521
Net change in unrealized appreciation from investments	362,618	1,402,073	1,764,691

Balances at December 31, 2004	662,922	16,574,966	17,237,888
Capital contributions	61,437	10,962,290	11,023,727
Distributions:
Net investment income	(380,395)	(1,502,541)	(1,882,936)
Realized gain from investments	(205,488)	(794,512)	(1,000,000)
Net increase resulting from operations:
Net investment income	687,366	2,682,697	3,370,063
Net realized gain from investments	305,705	1,182,021	1,487,726
Net change in unrealized appreciation from investments	623,087	2,409,187	3,032,274

Balances at December 31, 2005	1,754,634	31,514,108	33,268,742
Capital contributions	1,828	353,261	355,089
Distributions:
Net investment income	(663,279)	(2,631,018)	(3,294,297)
Realized gain from investments	(482,897)	(1,867,103)	(2,350,000)
Return of capital	(3,634)	(526,366)	(530,000)
Net increase resulting from operations:
Net investment income	999,623	3,904,937	4,904,560
Net realized gain from investments	499,301	1,930,622	2,429,923
Net change in unrealized appreciation from investments	1,744,220	6,744,294	8,488,514

Balances at December 31, 2006	3,849,796	39,422,735	43,272,531
Capital contributions (unaudited)	—	47,465	47,465
Distributions:
Net investment income (unaudited)	(390,427)	(1,509,573)	(1,900,000)
Realized gain from investments (unaudited)	(552,249)	(2,135,251)	(2,687,500)
Net increase resulting from operations:
Net investment income (unaudited)	439,948	1,701,128	2,141,076
Net realized gain from investments (unaudited)	122,649	474,242	596,891
Net change in unrealized appreciation from investments (unaudited)	76,522	295,882	372,404

Balances at June 30, 2007 (unaudited)	$3,546,239	$38,296,628	$41,842,867

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,		Years Ended December 31,
	2007	2006	2006	2005	2004
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ equity and partners’ capital resulting from operations	$3,110,371	$6,400,648	$15,822,997	$7,890,063	$4,427,217
Adjustments to reconcile net increase in members’ equity and partners’ capital resulting from operations to net cash provided by operating activities:
Accretion of unearned income	(412,929)	(599,850)	(1,380,351)	(1,251,066)	(597,563)
Payment-in-kind interest (accrual) receipt	1,551	(89,588)	(216,805)	(144,150)	(5,528)
Amortization of deferred financing costs	90,227	78,925	157,850	120,225	56,437
Net change in unrealized (appreciation) depreciation from investments	(372,404)	(3,698,227)	(8,488,514)	(3,032,274)	(1,764,691)
Net realized gain from investments	(596,891)	(181,111)	(2,429,923)	(1,487,726)	(1,170,521)
Changes in other assets and liabilities:
Interest receivable	31,828	52,061	(93,480)	(182,324)	(89,565)
Other receivables	(30,620)	(17,750)	2,107	4,172	94,631
Interest payable	161,758	83,460	83,459	417,325	293,916
Accounts payable — offering costs	424,914
Accounts payable and accrued expenses	43,743	(154,255)	22,362	143,670	(89,042)
Deferred debt origination fees received	197,711	491,180	709,980	535,250	642,966
Other	—	—	54,181	(40,000)	—

Net cash provided by operating activities	2,649,259	2,365,493	4,243,863	2,973,165	1,798,257

CASH FLOWS FROM INVESTMENT ACTIVITIES
Investments in portfolio companies	(10,257,746)	(19,467,005)	(28,088,005)	(19,727,500)	(22,170,000)
Principal payments received on loans and debt securities	5,440,540	5,024,866	12,199,956	10,322,470	1,520,000
Proceeds from sale of equity securities and related notes	1,127,250	742,980	5,021,313	1,117,143	3,367,222
Proceeds from Derivative Instrument	—	—	—	115,966	526,242

Net cash used by investing activities	(3,689,956)	(13,699,159)	(10,866,736)	(8,171,921)	(16,756,536)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from capital contributions	47,465	251,430	355,089	11,023,727	145,181
Distributions to members and partners	(4,587,500)	(2,129,315)	(6,174,297)	(2,882,936)	(2,302,500)
Proceeds from issuance of SBIC Debentures	9,900,000	—	—	23,100,000	17,000,000
Payment of deferred offering costs	(185,201)	—	—	—	—
SBIC Debenture commitment and leverage fees	(240,075)	(50,000)	(50,000)	(577,500)	(625,000)

Net cash provided (used) by financing activities	4,934,689	(1,927,885)	(5,869,208)	30,663,291	14,217,681

Net increase (decrease) in cash and cash equivalents	3,893,992	(13,261,551)	(12,492,081)	25,464,535	(740,598)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	13,768,719	26,260,800	26,260,800	796,265	1,536,863

CASH AND CASH EQUIVALENTS AT END OF YEAR	$17,662,711	$12,999,249	$13,768,719	$26,260,800	$796,265

Deferred offering costs incurred included in accounts payable 513,923

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS
June 30, 2007
(unaudited)

Portfolio Company/Company Headquarters/
Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	$2,950,000	$2,950,000	$2,950,000
Member Units(7) (Fully Diluted 42.3%)			41,837	1,150,000

			2,991,837	4,100,000
CBT Nuggets, LLC	Produces and Sells
Prime plus 2% Secured Debt (Maturity — June 1, 2011)	IT Certification	360,000	360,000	360,000
14% Secured Debt (Maturity — June 1, 2011)	Training Videos	1,860,000	1,860,000	1,860,000
Member Units (Fully Diluted 29.1%)			432,000	890,000
Warrants (Fully Diluted 10.5%)			72,000	270,000

			2,724,000	3,380,000
Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,537,500	1,537,500	1,537,500
Member Units(7) (Fully diluted 27.8%)			375,000	435,000
Warrants (Fully Diluted 16.5%)			37,500	230,000

			1,950,000	2,202,500
Hayden Acquisition, LLC	Manufacturer of
12% Secured Debt (Maturity — March 9, 2009)	Utility Structures	1,955,000	1,955,000	1,955,000

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity — November 14, 2011)		1,280,000	1,280,000	1,280,000
13% current / 6% PIK Secured Debt (Maturity — November 14, 2011)		1,038,167	1,038,167	1,038,167
Member Units(7) (Fully diluted 25.1%)			376,000	376,000

			2,694,167	2,694,167
Magna Card, Inc.	Wholesale/Consumer
12% current / 0.4% PIK Secured Debt (Maturity — September 30, 2010)	Magnetic Products	2,016,225	2,016,225	2,016,225
Warrants (Fully diluted 35.8%)			100,000	—

			2,116,225	2,016,225
Quest Design & Production, LLC	Design and Fabrication
12% Secured Debt (Maturity — May 1, 2008)(8)	of Custom Display	3,900,000	3,900,000	3,900,000
Warrants (Fully diluted 20.0%)(8)	Systems		40,000	40,000

			3,940,000	3,940,000
TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	2,200,000	2,200,000	2,200,000
Partnership Interest(7) (Fully diluted 18.3%)	Aggregates		357,500	2,730,000
Warrants (Fully diluted 18.3%)			82,500	2,750,000

			2,640,000	7,680,000
Technical Innovations, LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2009)	Specialty Cutting	1,237,500	1,237,500	1,237,500
Prime Secured Debt (Maturity — October 31, 2009)	Tools and Punches	412,500	412,500	412,500
Member Units(7) (Fully diluted 1.6%)			15,000	40,000
Warrants (Fully diluted 57.0%)			400,000	1,415,000

			2,065,000	3,105,000

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
June 30, 2007
(unaudited)

Portfolio Company/Company Headquarters/
Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Wicks N’ More, LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	$3,720,000	$3,720,000	$3,720,000
Member Units (Fully diluted 11.5%)			360,000	—
Warrants (Fully diluted 21.35%)			210,000	—

			4,290,000	3,720,000

Subtotal Control Investments			27,366,229	34,792,892

Affiliate Investments(4)
Advantage Millwork Company, Inc.	Manufacturer/
12% Secured Debt (Maturity — February 5, 2012)	Distributor of Wood	2,400,000	2,400,000	2,400,000
Warrants (Fully diluted 10.0%)	Doors		80,000	80,000

			2,480,000	2,480,000
All Hose & Specialty, LLC	Distributor of
11% Secured Debt (Maturity — August 4, 2010)	Commercial/	2,600,000	2,600,000	2,600,000
Member Units(7) (Fully diluted 15.0%)	Industrial Hoses		80,357	2,000,000

			2,680,357	4,600,000
American Sensor Technologies, Inc.	Manufacturer of
9% Secured Debt (Maturity — May 31, 2010)	Commercial	400,000	400,000	400,000
13% Secured Debt (Maturity — May 31, 2010)	Industrial Sensors	3,000,000	3,000,000	3,000,000
Warrants (Fully diluted 20.0%)			50,000	575,000

			3,450,000	3,975,000
Carlton Global Resources, LLC	Processor of
13% Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	4,531,527	4,531,527	4,531,527
Member Units (Fully diluted 8.5%)			400,000	400,000

			4,931,527	4,931,527
Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt	Coating Services
(Maturity — July 19, 2011)		100,000	100,000	100,000
Member Units(7) (Fully diluted 11.8%)			210,000	2,120,000

			310,000	2,220,000
KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,937,500	3,937,500
8% Secured Debt (Maturity — July 1, 2009)	Industrial Products	512,795	512,795	512,795
Prime Plus 2% Secured Debt
(Maturity — January 31, 2008)			75,000	686,250
Member Units(7) (Fully diluted 14.5%)			187,500	700,000

			4,712,795	5,836,545
Laurus Healthcare, LP,	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	3,010,000	3,010,000
Warrants (Fully diluted 18.2%)			105,000	105,000

			3,115,000	3,115,000
National Trench Safety, LLC	Trench & Traffic
10% PIK debt (Maturity — April 16, 2014)	Safety Equipment	146,317	146,317	146,317
Member Units (Fully diluted 11.45%)			1,792,308	1,792,308

			1,938,625	1,938,625

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
June 30, 2007
(unaudited)

Portfolio Company/Company Headquarters/
Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	$2,523,844	$2,523,844	$2,523,844
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	350,000

			2,641,844	2,873,844
Transportation General, Inc.	Taxi Cab/
13% Secured Debt (Maturity — May 31, 2010)	Transportation	3,600,000	3,600,000	3,600,000
Warrants (Fully diluted 24.0%)	Services		70,000	480,000

			3,670,000	4,080,000
Turbine Air Systems, Ltd.	Commercial and
12% Secured Debt (Maturity — October 11, 2011)	Industrial Chilling	1,000,000	1,000,000	1,000,000
Warrants (Fully diluted 5.0%)	Systems		96,666	96,666

			1,096,666	1,096,666
Vision Interests, Inc.	Manufacturer/
13% Secured Debt (Maturity — June 5, 2012)	Installer of	3,760,000	3,760,000	3,760,000
Common stock (Fully diluted 8.9%)	Commercial Signage		372,000	372,000
Warrants (Fully diluted 11.2%)			160,000	160,000

			4,292,000	4,292,000
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	820,000	820,000	820,000
Common stock (Fully diluted 6.2%)			169,173	180,000
Warrants (Fully diluted 13.4%)			75,000	150,000

			1,064,173	1,150,000

Subtotal Affiliate Investments			36,382,987	42,589,207

Non-Control/Non-Affiliate Investments(5):
East Teak Fine Hardwoods, Inc.	Hardwood Products
13% Current/5.5% PIK Secured Debt
(Maturity — April 13, 2011)		1,606,807	1,606,807	1,606,807
Common Stock (Fully diluted 3.3%)			130,000	455,000

			1,736,807	2,061,807

Support Systems Homes, Inc.	Manages Substance
14% Current/4% PIK Secured Debt	Abuse Treatment
(Maturity — June 5, 2012)	Centers	1,504,333	1,504,333	1,504,333
12% Secured Debt (Maturity — May 5, 2012)(9)		158,888	158,888	158,888

			1,663,221	1,663,221
Subtotal Non-Control/Non-Affiliate Investments			3,400,028	3,725,028

Total investments, June 30, 2007			67,149,244	81,107,127
Accumulated unearned income			(2,523,209)	(2,523,209)

Total Investments net of accumulated unearned income			$64,626,035	$78,583,918

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
June 30, 2007
(unaudited)

(1)	All debt investments are income producing. Equity and warrants are non-income producing unless otherwise noted

(2)	See footnote C for summary geographic location of portfolio companies

(3)	Controlled investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the fund owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate investments are defined by the 1940 Act as those Non-Control investments in companies in which the Fund owns between 5% and 25% of the voting securities

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments

(6)	Net of prepayments.

(7)	Income producing through payment of dividends or distributions.

(8)	On July 16, 2007, the maturity date for this debt investment was extended to December 31, 2010 and the interest rate was modified to 8% current and 5% PIK. The warrant was increased to 26% of the fully diluted outstanding member units.

(9)	Interest rate on this debt investment reduces to 9% on August 6, 2007.

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2006

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	$3,150,000	$3,150,000	$3,150,000
Member Units(7) (Fully diluted 41.0%)			41,837	900,000

			3,191,837	4,050,000
CBT Nuggets, LLC	Produces and sells
Prime plus 2% Secured Debt (Maturity — June 1, 2011)	IT Certification	660,000	660,000	660,000
14% Secured Debt (Maturity — June 1, 2011)	Training Videos	1,860,000	1,860,000	1,860,000
Member Units (Fully diluted 29.1%)			432,000	610,000
Warrants (Fully diluted 10.5%)			72,000	200,000

			3,024,000	3,330,000
Hawthorne Customs & Dispatch Services, LLC	Transportation/
13% Secured Debt (Maturity — January 31, 2011)	Logistics	1,650,000	1,650,000	1,650,000
Member Units(7) (Fully diluted 27.8%)			375,000	950,000
Warrants (Fully diluted 16.5%)			37,500	500,000

			2,062,500	3,100,000
Hayden Acquisition, LLC	Manufacturer of
12% Secured Debt (Maturity — March 9, 2009)	Utility Structures	2,420,000	2,420,000	2,420,000

Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity —
November 14, 2011)		1,340,000	1,340,000	1,340,000
13% current/6% PIK Secured Debt (Maturity —
November 14, 2011)		1,008,000	1,008,000	1,008,000
Member Units(7) (Fully diluted 25.1%)			376,000	376,000

			2,724,000	2,724,000
KBK Industries, LLC	Specialty Manufacturer
14% Secured Debt (Maturity — January 23, 2011)	of Oilfield and	3,937,500	3,937,500	3,937,500
Member Units(7) (Fully diluted 11.9%)	Industrial Products		187,500	625,000
Warrants (Fully diluted 25.7%)			150,000	1,372,500

			4,275,000	5,935,000
Magna Card, Inc.	Wholesale/Consumer
12% Secured Debt (Maturity — September 30, 2010)	Magnetic Products	1,900,000	1,900,000	1,900,000
Warrants (Fully diluted 35.8%)			100,000	—

			2,000,000	1,900,000
Quest Design &Production, LLC	Design and Fabrication
12% Secured Debt (Maturity — May 1, 2008)	of Custom Display	3,900,000	3,900,000	3,900,000
Warrants (Fully diluted 20.0%)	Systems		40,000	40,000

			3,940,000	3,940,000
TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	2,860,000	2,860,000	2,860,000
Partnership Interest(7) (Fully diluted 18.3%)	Aggregates		357,500	2,630,000
Warrants (Fully diluted 18.3%)			82,500	2,650,000

			3,300,000	8,140,000

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2006

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Technical Innovations, LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2009)	Specialty Cutting	$1,850,000	$1,387,500	$1,387,500
Prime Secured Debt (Maturity — October 31, 2009)	Tools and Punches		462,500	462,500
Member Units(7) (Fully diluted 1.6%)			15,000	35,000
Warrants (Fully diluted 57.0%)			400,000	1,285,000

			2,265,000	3,170,000
Wicks N’ More LLC	Manufacturer of
12% Secured Debt (Maturity — April 26, 2011)	High-end Candles	3,720,000	3,720,000	3,720,000
Member Units (Fully diluted 6.2%)			180,000	—
Warrants (Fully diluted 24.0%)			210,000	—

			4,110,000	3,720,000

Subtotal Control Investments			33,312,337	42,429,000

Affiliate Investments(4)
All Hose & Specialty, LLC	Distributor of Commercial/Industrial
11% Secured Debt (Maturity — August 4, 2010)	Hoses	2,600,000	2,600,000	2,600,000
Member Units(7) (Fully diluted 15%)			80,357	1,600,000
11% Note Receivable (Maturity — August 4, 2010)			34,821	441,000

			2,715,178	4,641,000
American Sensor Technologies, Inc.	Manufacturer of
9% Secured Debt (Maturity — May 31, 2010)	Commercial	200,000	200,000	200,000
13% Secured Debt (Maturity — May 31, 2010)	Industrial Sensors	3,000,000	3,000,000	3,000,000
Warrants (Fully diluted 20.0%)			50,000	575,000

			3,250,000	3,775,000
Carlton Global Resources, LLC	Processor of
13% Secured Debt (Maturity — November 15, 2011)	Industrial Minerals	3,600,000	3,600,000	3,600,000
Member Units (Fully diluted 8.5%)			400,000	400,000

			4,000,000	4,000,000
Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Secured Debt (Maturity — July 19,	Coating Services	100,000	100,000	100,000
2011)
Member Units(7) (Fully diluted 11.8%)			210,000	1,710,000

			310,000	1,810,000
Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	3,010,000	3,010,000
Warrants (Fully diluted 18.2%)			105,000	105,000

			3,115,000	3,115,000
National Trench Safety, LLC	Trench & Traffic
Member Units (Fully diluted 15.8%)	Safety Equipment		1,792,308	1,792,308

Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	2,747,271	2,747,271	2,747,271
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	400,000

			2,865,271	3,147,271

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2006

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	$3,900,000	$3,900,000	$3,900,000
Warrants (Fully diluted 24.0%)			70,000	395,000

			3,970,000	4,295,000
Turbine Air Systems, Ltd.	Commercial and
12% Secured Debt (Maturity — October 11, 2011)	industrial chilling	1,000,000	1,000,000	1,000,000
Warrants (Fully diluted 5.0%)	systems		96,666	96,666

			1,096,666	1,096,666
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	820,000	820,000	820,000
Common stock (Fully diluted 6.22%)			169,173	180,000
Warrants (Fully diluted 13.4%)			75,000	150,000

			1,064,173	1,150,000
Barton Springs Grill LP	Restaurant
15% Partnership Interest			150,000	—

Subtotal Affiliate Investments			24,328,596	28,822,245

Non-Control/Non-Affiliate Investments(5):
East Teak Fine Hardwoods, Inc.	Hardwood Products
13% Current/5.5% PIK Secured Debt
(Maturity — April 13, 2011)		4,394,763	4,394,763	4,394,763
Common Stock (Fully diluted 3.3%)			130,000	335,000

			4,524,763	4,729,763
Digital Music Group, Inc.	Distribution of Music
Common stock	and Video Content		458,252	228,420

Subtotal Non-Control/Non-Affiliate Investments			4,983,015	4,958,183

Total Investments, December 31, 2006			62,623,948	76,209,428
Accumulated unearned income			(2,498,427)	(2,498,427)

Total Investments net of accumulated unearned income			$60,125,521	$73,711,001

(1)	All debt investments are income producing. Equity and warrants are non-income producing unless otherwise noted.

(2)	See footnote C for summary geographic location of portfolio companies.

(3)	Control investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the fund owns more that 25% of the voting securities or has rights to maintain greater than 50% of the board representation.

(4)	Affiliate investments are defined by the 1940 Act as those Non-Control investments in companies in which the Fund owns between 5% and 25% of the voting securities.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

(6)	Net of prepayments.

(7)	Income producing through payment of dividends or distributions.

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS
December 31, 2005

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Control Investments(3):
All Hose & Specialty, LLC	Distributor of
13% Secured Debt (Maturity — August 4, 2010)	Commercial/	$2,600,000	$2,600,000	$2,600,000
Warrants (Fully diluted 28.0%)	Industrial Hoses		150,000	150,000

			2,750,000	2,750,000
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity — April 20, 2009)	Group	3,550,000	3,550,000	3,550,000
Warrants (Fully diluted 41.0%)			41,837	700,000

			3,591,837	4,250,000
Hayden Acquisition, LLC	Manufacturer of
13% Secured Debt (Maturity — March 9, 2009)	Utility Structures	2,420,000	2,420,000	2,420,000
8% Note Receivable (Maturity — March 9, 2009)		111,551	111,551	375,000

			2,531,551	2,795,000
Houston Plating & Coatings, LLC(2)	Plating & Industrial
14% Secured Debt (Maturity — December 31, 2007)	Coating Services	1,800,000	1,800,000	1,800,000
Member Units (Fully diluted 8.9%)			210,000	675,000
Warrants (Fully diluted 16.9%)			400,000	1,000,000

			2,410,000	3,475,000
Magna Card, Inc.	Wholesale/Consumer
12% Secured Debt (Maturity — September 30, 2010)	Magnetic Products	1,900,000	1,900,000	1,900,000
Warrants (Fully diluted 26.0%)			100,000	100,000

			2,000,000	2,000,000
Quest Design & Production, LLC	Design and Fabrication
12% Secured Debt (Maturity — May 1, 2008)	of Custom Display	4,000,000	4,000,000	4,000,000
6% Loan (Maturity — July 31, 2006)	Systems		120,000	120,000
Warrants (Fully diluted 20.0%)			40,000	40,000

			4,160,000	4,160,000
TA Acquisition Group, LP	Processor of
12% Secured Debt (Maturity — July 29, 2010)	Construction	3,850,000	3,850,000	3,850,000
Partnership Interest(7) ( Fully diluted 18.3%)	Aggregates		357,500	1,060,000
Warrants (Fully diluted 18.3%)			82,500	1,065,000

			4,290,000	5,975,000
Technical Innovations, LLC	Manufacturer of
12% Secured Debt (Maturity — October 31, 2007)	Specialty Cutting	1,425,000	1,425,000	1,425,000
6.75% Secured Debt (Maturity — October 31, 2007)	Tools and Punches	500,000	500,000	500,000
Member Units(7) ( Fully diluted 1.0%)			15,000	18,000
Warrants (Fully diluted 49.0%)			400,000	882,000

			2,340,000	2,825,000
West Coast Pool & Spa, LLC	Pool and Spa Services
13% Secured Debt (Maturity — January 31, 2010)		1,100,000	1,100,000	543,353
Warrants (Fully diluted 30.0%)			50,000	—

			1,150,000	543,353

Subtotal Control investments			25,223,388	28,773,353

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Affiliate Investments(4):
American Sensor Technologies, Inc.	Manufacturer of
13% Secured Debt (Maturity — May 31, 2010)	Industrial sensors	$3,000,000	$3,000,000	$3,000,000
Warrants (Fully diluted 20.0%)			50,000	550,000

			3,050,000	3,550,000
Avail Consulting, LLC	Financial Valuation
14% Secured Debt (Maturity — May 19, 2008)	and Real Estate	1,000,000	1,000,000	1,000,000
7% Current/7% PIK Secured Debt	Appraisal	173,887	173,887	173,887
14% PIK Secured Debt		290,207	290,207	290,207
Warrants (Fully diluted 12.0%)			240,000	140,000

			1,704,094	1,604,094
Barton Springs Grill LP	Restaurant
15% Limited Partnership Interest			150,000	100,000

Laurus Healthcare, LP	Healthcare Facilities
13% Secured Debt (Maturity — May 7, 2009)		3,010,000	3,010,000	3,010,000
Warrants (Fully diluted 18.2%)			105,000	105,000

			3,115,000	3,115,000
National Trench Safety, LLC	Trench & Traffic
12% Secured Debt (Maturity — May 13, 2010)	Safety Equipment	3,269,231	3,269,231	3,269,231
Member Units (Fully diluted 15.9%)			1,792,308	1,792,308
Warrants (Fully diluted 6.2%)			230,769	230,769

			5,292,308	5,292,308
Pulse Systems, LLC	Manufacturer of
14% Secured Debt (Maturity — June 1, 2009)	Components for	3,142,110	3,142,110	3,142,110
Warrants (Fully diluted 6.6%)	Medical Devices		118,000	365,000

			3,260,110	3,507,110
Transportation General, Inc.	Taxi Cab/Transportation
13% Secured Debt (Maturity — May 31, 2010)	Services	4,200,000	4,200,000	4,200,000
Warrants (Fully diluted 24.0%)			70,000	70,000

			4,270,000	4,270,000
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity — October 22, 2009)	Information Services	1,000,000	1,000,000	1,000,000
Warrants (Fully diluted 20.0%)			75,000	75,000

			1,075,000	1,075,000

Subtotal Affiliate Investments			21,916,512	22,513,512

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

COMBINED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2005

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value

Non-Affiliate Investments(5):
Everyones Internet, Ltd.	Internet/Web Hosting
13% Current/6% PIK Secured Debt	Service Provider	$1,507,750	$1,507,750	$1,507,750
(Maturity — January 11, 2010)

Texas Taxi, Inc.	Taxi Cab/Transportation
Common Stock(7) (Fully diluted 4.7%)	Services		50,000	1,000,000

Subtotal Non-Control/Non-Affiliate Investments			1,557,750	2,507,750

Total Investments, December 31, 2005			48,697,650	53,794,615
Accumulated unearned income			(2,602,632)	(2,602,632)

Total Investments net of accumulated unearned income			$46,095,018	$51,191,983

(1)	All debt investments are income producing. Equity and warrants are non-income producing unless otherwise noted.

(2)	See footnote C for summary geographic location of portfolio companies.

(3)	Control investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the fund owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation.

(4)	Affiliate investments are defined by the 1940 Act as those Non-Control investments in companies in which the Fund owns between 5% and 25% of the voting securities.

(5)	Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments or Affiliate Investments.

(6)	Net of prepayments.

(7)	Income producing through payment of dividends or distributions.

See notes to combined statements.

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS
(information at June 30, 2007 and for the six months ended June 30, 2007 and 2006 is unaudited)

NOTE A — ORGANIZATION AND BASIS OF PRESENTATION

1. Organization

Main Street Mezzanine Fund, LP (the Fund), a Delaware limited partnership, was formed on April 19, 2001 for the purpose of providing private financing to lower middle market companies located in the United States. The Fund’s investment objective is to maximize its total return by generating current income from debt investments and realizing capital appreciation from equity-related investments. The Fund commenced operations on June 30, 2002. The Fund has a term of the later of a) ten (10) years from the commencement date or b) two (2) years after the expiration of the final SBIC Debenture maturity. The general partner of the Fund may extend the Fund’s term in accordance with the Fund’s limited partnership agreement (the Partnership Agreement).

The general partner of the Fund is Main Street Mezzanine Management, LLC, a Delaware limited liability company (the General Partner). The Fund’s investments are managed by Main Street Capital Partners, LLC (the Investment Manager). The General Partner and the Investment Manager have common control.

On September 30, 2002, the Fund was granted a license to operate as a Small Business Investment Company (SBIC) pursuant to Section 301(c) of the Small Business Investment Act of 1958, as amended, and the regulations thereunder (the SBIC Act). As of December 31, 2006 and 2005, the Fund had issued $45,100,000 in debentures through the Debenture SBIC program. As of June 30, 2007, the Fund had issued $55,000,000 in debentures through the Debenture SBIC program.

2. Basis of Presentation and Principles of Combination

Combination

The combined financial statements are prepared on an accrual basis in accordance with U. S. generally accepted accounting principles (GAAP) and include the combined accounts of the Fund and the General Partner. All significant inter-company balances and transactions have been eliminated.

The Fund and the General Partner have been included on a combined basis in an effort to present, what the combined entity will become after the formation transactions described in Note M — Subsequent Events. The members of the General Partner control the General Partner which controls the Fund, thus making them entities under common control. The total assets of the General Partner after eliminations as of June 30, 2007 and December 31, 2006 and 2005 were immaterial.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the AICPA Audit and Accounting Guide for Investment Companies, the Fund is precluded from consolidating any entity other than another investment company. An exception to this general principle occurs if the Fund owns a controlled operating company that provides all or substantially all of its services directly to the Fund or to an investment company of the Fund. None of the investments made by the Fund qualify for this exception. Therefore, the investments are carried on the balance sheet at fair value, as discussed in more detail below, with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation) from Investments” on the Statement of Operations until the investment is disposed of resulting in any gain or loss on exit being recognized as a “Net Realized Gain or Loss From Investments.”

Unaudited Interim Results

The accompanying interim combined balance sheet and schedule of investments as of June 30, 2007 and the interim combined statements of operations and cash flows as of the six months ended June 30, 2007 and June 30, 2006, the interim combined statement of changes in members’ equity and partners capital for the six months ended June 30, 2007 are all unaudited interim financial statements. These unaudited interim financial

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

statements have been prepared on the same basis as the accompanying annual audited financial statements and, in the opinion of management, reflect all adjustments (which include normal, recurring adjustments) necessary to present fairly the combined accounts of the Fund and the General Partner for such interim periods. The interim results as of and for the six months ended June 30, 2007 are not necessarily indicative of the results that may be achieved for the full year ended December 31, 2007.

Investment Classification

The Fund classifies its investments in accordance with the requirements of the Investment Company Act of 1940 (the 1940 Act). Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Fund owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those Non-Control investments in companies in which the Fund owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

NOTE B — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1. Valuation of Investments

The Fund’s business plan calls for it to invest primarily in illiquid securities issued by private companies and/or thinly-traded public companies (“Investments”). These Investments may be subject to restrictions on resale and generally have no established trading market. The Fund values its Investments at fair value as determined in good faith by the Fund’s General Partner in accordance with the Fund’s valuation policy. The Fund bases the fair value of its investments on the enterprise value of the portfolio companies in which it invests. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, the Fund analyzes various factors, including the portfolio company’s historical and projected financial results. The Fund also generally prepares and analyzes discounted cash flow models based on its projections of the future free cash flows of the business and industry derived capital costs. The Fund reviews external events, including private mergers and acquisitions, and includes these events in the enterprise valuation process.

Due to the inherent uncertainty in the valuation process, the General Partner’s estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. The Fund determines the fair value of each individual investment and records changes in fair value as unrealized appreciations and depreciations.

The Fund uses a standard investment ranking system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the securities held. Each quarter, the General Partner determines the value of each portfolio investment. In general, Investments made within the last 9 months of the reporting date are assumed to have a fair value approximating the cost basis absent a material event or change in circumstance surrounding the initial investment that, in the General Partner’s opinion, would cause the recorded value to significantly differ from that recorded in the initial negotiated transaction which was within 9 months of the reporting period.

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

If there is adequate enterprise value to support the repayment of the debt, the fair value of a loan or debt security normally corresponds to cost plus accumulated unearned income unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including revenues, EBITDA and cash flow from operations of the portfolio company and other pertinent factors such as recent offers to purchase a portfolio company’s securities, financing events or other liquidation events.

The value of the Fund’s equity interests in public companies for which market quotations are readily available is based upon the closing public market price. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), provided third party valuation consulting services to the General Partner which consisted of certain mutually agreed limited procedures that the General Partner identified and requested them to perform (hereinafter referred to as the “Procedures”). For the year ended December 31, 2006, the General Partner asked Duff & Phelps to perform the Procedures on investments in 22 portfolio companies comprising approximately 99% of the total investments at fair value as of December 31, 2006. For the quarters ended March 31, 2007 and June 30, 2007, the General Partner asked Duff & Phelps to perform the Procedures on investments in 6 portfolio companies during each quarter comprising approximately 35% and 19%, respectively, of the total investments at fair value as of March 31, 2007 and June 30, 2007. Upon completion of the Procedures, Duff & Phelps concluded that the fair value, as determined by the General Partner, of those investments subjected to the Procedures did not appear to be unreasonable. The General Partner is ultimately and solely responsible for determining the fair value of the investments in good faith.

The Fund believes that investments as of June 30, 2007 and December 31, 2006 and 2005 approximate fair value based on the market and other conditions in existence at these reporting periods.

2. Initial Public Offering Costs

During the six months ended June 30, 2007, the Fund incurred total costs of $1,393,374 associated with the proposed initial public offering of Main Street Capital Corporation (“MSCC”). These costs principally related to accounting, legal and other professional fees associated with the MSCC initial public offering process. See Note M — Subsequent Events to the combined financial statements for further discussion of the proposed MSCC initial public offering.

Of the $1,393,374 in total offering costs incurred, $695,250 of such costs were professional fees related to the offering and were deducted in determining the Net Investment Income and Net Increase in Members’ Equity and Partners’ Capital Resulting from Operations for the six months ended June 30, 2007. The remaining $698,124 in offering costs incurred has been reflected in the Combined balance sheet as “Deferred offering costs” as of June 30, 2007. Those costs will be reimbursed by MSCC and deducted from MSCC’s equity upon the successful completion of the proposed initial public offering. If the proposed initial public offering is not completed, the deferred offering costs will be written off as well as any additional offering costs incurred.

Of the $1,393,374 in total offering costs incurred, $455,537 had been paid as of June 30, 2007. The remaining $937,837 of offering costs to be paid as of June 30, 2007 has been reflected in the Combined balance sheet as “Accounts Payable — Offering Costs”.

3. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

statements include portfolio investments whose values have been estimated by the General Partner in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

4. Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

5. Partner Capital Contributions

Partner capital contributions are recognized when the Fund has received the amounts called against the partners’ capital commitment.

6. Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. In accordance with the Fund’s valuation policy, accrued interest is evaluated periodically for collectibility. Distributions from portfolio companies are recorded as divided income when the distribution is received.

The Fund holds debt in its portfolio that contains a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each debt agreement, is added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of debt principal repayment. The Fund’s policy is to stop accruing PIK interest, and write off any accrued and uncollected interest, when it is determined that PIK interest is no longer collectible.

As of June 30, 2007, and December 31, 2006 and 2005, other than one investment that had been impaired as of December 31, 2005, the Fund had no investments that were delinquent on interest payments or which were otherwise on non-accrual status.

7. Deferred Financing Costs

Deferred financing costs consist of SBIC Debenture commitment fees and SBIC Debenture leverage fees which have been capitalized and which are amortized into interest expense over 10 years.

8. Fee Income — Structuring and Advisory Services

The Fund may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. Services that do not meet this criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

9. Unearned Income — Debt Origination Fees and Original Issue Discount

The Fund capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income on the combined balance sheet. The unearned income from such fees is accreted into interest income based on the effective interest method over the life of the financing. In connection with its debt investment, the Fund sometimes receives nominal cost warrants (“nominal cost equity”) that are valued as part of the negotiation process with the particular portfolio company. When the Fund receives nominal cost equity, the Fund allocates its cost basis in its investment between its debt securities and its nominal cost equity

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

at the time of origination. Any resulting discount from recording the debt is accreted into interest income over the life of the debt.

Accumulated unearned income activity for the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005 was as follows:

	Six Months Ended	Year Ended December 31,
	June 30, 2007	2006	2005

Beginning accumulated unearned income	$2,498,427	$2,602,632	$2,760,948
Debt origination fees received	197,711	709,980	535,250
Value of warrants received	240,000	566,166	557,500
Unearned income recognized	(412,929)	(1,380,351)	(1,251,066)

Ending accumulated unearned income	$2,523,209	$2,498,427	$2,602,632

10. Income Taxes

The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership’s income or loss on their income tax returns. Accordingly, the Fund is not subject to income taxes.

11.	Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Net change in unrealized appreciation or depreciation from investments reflect the net change in the valuation of the portfolio pursuant to the Fund’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

12. Concentration of Credit Risks

The Fund places its cash in financial institutions, and at times, such balances may be in excess of the FDIC insured limit.

13. Accounting for Derivative Instruments and Hedging Activities

To hedge the market risk of changing prices of a publicly traded investment, the Fund entered into a derivative financial instrument in 2004. In accordance with SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, the Fund recognizes the fair value of this derivative financial instrument, in its statement of operations and balance sheet for each reporting period, as a derivative entered in by the Fund that does not meet the requirement for hedge accounting. Such amounts are presented in the accompanying combined financial statements as risk management assets and liabilities, and the realized and unrealized gain or loss on the asset and liability is recognized in the statements of operations. Subsequent to December 31, 2005, the Fund did not enter into any derivative transactions. For further discussion and detail of our derivative instrument, see Note I — “Pre-Paid Variable Delivery Forward Transaction.”

14. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore,

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

cannot be determined with precision. The Fund believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, short-term investments, receivables, accounts payable, accrued liabilities and debentures approximate the fair values of such items.

15. Recently Issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004) Share Based Payment (SFAS 123R). Generally, the approach in SFAS 123R is similar to the approach described in SFAS 123; however, SFAS 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The Fund adopted SFAS 123R effective January 1, 2006 and there was no impact in the Fund’s combined financial statements.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS 154”), which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements — An Amendment of APB Opinion No. 28.” SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this statement did not have a material effect on our combined financial statements.

In September 2006, The FASB issued SFAS No. 157, Fair Value Measurements. FASB Statement No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement addressed how to calculate fair value measurements required or permitted under other accounting pronouncements. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. FASB Statement No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is permitted, provided that financial statements for that fiscal year, including any interim periods within that fiscal year, have not been issued. The Company is currently evaluating the impact, if any, that the implementation of SFAS No. 157 will have on the Fund’s results of operations or financial condition.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, “Considering Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” (“SAB 108”). SAB 108, which became effective beginning on January 1, 2007 for the Fund, provides guidance on the consideration of the effects of prior period misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB 108 requires an entity to evaluate the impact of correcting all misstatements, including both the carryover and reversing effects of prior year misstatements, on current year financial statements. If a misstatement is material to the current year financial statements, the prior year financial statements should also be corrected, even though such revision was, and continues to be, immaterial to the prior year financial statements. Correcting prior year financial statements for immaterial errors would not require previously filed reports to be amended. Such correction should be made in the current period filings. Management has evaluated the impact of adopting SAB 108. The adoption of SAB 108 did not have a material impact on the Fund’s combined financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

assets and liabilities and to more easily understand the effect of the company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the combined balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This Statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of Statement 157. At this time, the Company is evaluating the implications of SFAS 159, and its impact in the financial statements has not yet been determined.

NOTE C — INVESTMENTS

Investments principally consist of secured debt, equity warrant and direct equity investments in privately-held companies. The debt investments are secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from original investment. The Fund also receives nominally-priced equity warrants and makes direct equity investments, usually in connection with a portfolio debt investment.

During the year ended December 31, 2004, a portfolio company redeemed warrants held by the Fund for cash of $525,000 and a note of $375,000, resulting in a total gain of $625,000. The note was due March 9, 2009 and secured by the Company’s assets and the warrants underlying the redemption. Due to the nature of the transaction, a realized gain was recognized in proportion to the cash received. The remaining gain was recorded as unrealized appreciation and recognized as a realized gain during the year ended December 31, 2006 when the note was paid in full. The note was reported on the December 31, 2005 combined balance sheets at a cost basis of $111,551 with an unrealized gain up to the face value of the note. This note was fully collected as of December 31, 2006.

During the year ended December 31, 2006, a portfolio company redeemed a portion of the warrants held by the Fund for cash of $441,000 and a note of $441,000, resulting in a total gain of $812,000. The note is due August 4, 2010 and secured by the Company’s assets and the warrants underlying the redemption. Due to the nature of the transaction, a realized gain was recognized in proportion to the cash received. The remaining gain was recorded as unrealized appreciation and will be recognized as a realized gain as payments on the note are received. As of December 31, 2006, the remaining balance due on the note was $ 441,000. This note has been reported on the December 31, 2006 combined balance sheet at a cost basis of $34,821 with an unrealized gain up to the face value of the note. This note was fully collected during the six months ended June 30, 2007.

During the six months ended June 30, 2007, a portfolio company redeemed the warrants held by the Fund for cash of $686,250 and a note of $686,250, resulting in a total gain of $1,222,500. The note is due January 31, 2008 and secured by the Company’s assets. Due to the nature of the transaction, a realized gain was recognized in proportion to the cash received. The remaining gain has been recorded as unrealized appreciation and will be recognized as a realized gain as payments on the note are received. As of June 30, 2007, the remaining balance due on the note was $686,250. This note has been reported on the combined balance sheet at a cost basis of $75,000 with an unrealized gain up to the face value of the note.

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

Summaries of the composition of the Fund’s investment portfolio at cost and fair value as a percentage of total investments are shown in following table:

	June 30,	December 31,
Cost:	2007	2006	2005

First lien debt	82.33%	77.08%	69.89%
Second lien debt	7.25%	11.81%	20.41%
Equity	7.89%	7.62%	5.18%
Equity warrants	2.53%	3.49%	4.52%

	100.00%	100.00%	100.00%

	June 30,	December 31,
Fair Value:	2007	2006	2005

First lien debt	68.92%	63.88%	62.71%
Second lien debt	6.0%	9.70%	18.48%
Equity	16.82%	12.65%	6.78%
Equity warrants	8.26%	13.77%	12.03%

	100.00%	100.00%	100.00%

The Fund invests in portfolio companies located in the United States with a historical emphasis on the Southwest region of the United States. The following table shows the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	June 30,	December 31,
Cost:	2007	2006	2005

Southwest	39.12%	39.92%	66.61%
West	31.13%	24.74%	14.25%
Northeast	13.75%	14.72%	19.14%
Southeast	8.98%	13.79%	—
Midwest	7.02%	6.83%	—

	100.00%	100.00%	100.00%

	June 30,	December 31,
Fair Value:	2007	2006	2005

Southwest	46.39%	47.24%	69.02%
West	26.86%	20.80%	12.73%
Northeast	12.42%	11.09%	18.25%
Southeast	7.13%	13.08%	—
Midwest	7.20%	7.79%	—

	100.00%	100.00%	100.00%

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

Set forth below are tables showing the composition of the Fund’s portfolio by industry at cost and fair value as of June 30, 2007, December 31, 2006 and 2005 (excluding unearned income):

	June 30,	December 31,
Cost:	2007	2006	2005

Manufacturing	25.12%	15.14%	—
Construction/industrial minerals	11.28%	11.66%	8.81%
Distribution	6.58%	11.56%	5.65%
Health care products	7.01%	8.19%	11.50%
Transportation/logistics	8.37%	9.64%	8.87%
Custom wood products	5.87%	6.29%	8.54%
Restaurant	4.45%	5.34%	7.68%
Electronics manufacturing	5.14%	5.19%	6.26%
Health care services	7.12%	4.97%	6.40%
Professional services	4.05%	4.83%	5.86%
Retail	4.01%	4.35%	—
Building products	2.91%	3.86%	5.20%
Consumer products	3.15%	3.19%	4.11%
Equipment rental	2.89%	2.86%	10.87%
Information services	1.59%	2.43%	5.30%
Industrial services	0.46%	0.50%	4.95%

Total	100.00%	100.00%	100.00%

	June 30,	December 31,
Fair Value:	2007	2006	2005

Manufacturing	21.48%	14.11%	—
Construction/industrial minerals	15.55%	15.93%	11.11%
Distribution	8.21%	12.30%	5.11%
Health care products	7.37%	8.29%	11.76%
Transportation/logistics	7.74%	9.70%	9.80%
Restaurant	5.06%	5.31%	8.09%
Custom wood products	4.86%	5.17%	7.73%
Electronics manufacturing	4.90%	4.95%	6.60%
Professional services	4.17%	4.37%	3.99%
Health care services	5.89%	4.09%	5.79%
Retail	3.32%	3.57%	—
Building products	2.41%	3.18%	5.20%
Consumer products	2.49%	2.49%	3.72%
Industrial services	2.74%	2.38%	6.46%
Equipment rental	2.39%	2.35%	9.84%
Information services	1.42%	1.81%	4.80%

Total	100.00%	100.00%	100.00%

The Fund’s investments are generally in lower middle market companies in a variety of industries. At December 31 2006 and 2005, the Fund had one investment that was greater than 10% of the total investment portfolio. Such investment represented approximately 11% of the portfolio on each date at fair value and approximately 5% and 8.8% at cost, respectively. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

investments. The Fund did not record any investment income from any one investment in excess of 10% of total investment income during the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005. For the year ended December 31, 2004, investment income from three investments exceeded 10% of investment income. The three investments in aggregate represented approximately 35% of the investment income for the year ended December 31, 2004.

NOTE D — PARTNERS’ CAPITAL CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

As of June 30, 2007, and December 31, 2006 and 2005, the Fund had received irrevocable commitments from investors to contribute capital of $26,665,548. Through June 30, 2007, and December 31, 2006 and 2005, the Fund had made capital calls totaling $26,665,548, representing 100% of the private capital commitments. The Fund made a $530,000 return of capital distribution during 2006.

Net profits and losses of the Fund are allocated to the General Partner and Limited Partners (together, the Partners) as follows:

1. Net Profits:

a. First, to the Partners to the extent and in proportion of net losses allocated.

b. Second, any remaining amounts of net profits, 80% to the Limited Partners and 20% to the General Partner.

2. Net Losses:

a. First, to the Partners to the extent and in proportion to net profits previously allocated.

b. Second, the remaining amount of net losses to the Partners, in proportion to the positive balances in their respective capital accounts.

3. Notwithstanding 1) and 2):

a. If the capital account of the General Partner or any Limited Partner is reduced to an amount equal to the aggregate capital contributions of such Partner, the balance of net losses will be allocated:

i. First, to the remaining capital accounts of the General Partner and Limited Partners in proportion to their respective positive capital accounts until their account balances have been reduced to zero.

ii. Second, to the General Partner.

b. If net losses have been allocated pursuant to 3(a) above, any net profits that are required to be allocated after such special allocation of net losses as provided pursuant to 3(a) will be allocated:

i. First, to the General Partner until the special allocation in 3(a)(ii) is reversed and eliminated.

ii. Second, to the General Partner and Limited Partners until the effect of such special allocation of net losses has been reversed and eliminated.

The Fund is a licensed SBIC and may make distributions of cash and/or property only at such times as permitted by the SBIC Act and as determined under the Partnership Agreement. Under the Partnership Agreement, the General Partner is entitled to 20% of the Fund’s distributions, subject to a “clawback” provision that requires the General Partner to return an amount of allocated profits and distributions to the Fund if, and to the extent that, distributions to the General Partner over the life of the Fund causes the limited partners of the Fund to receive cumulative distributions which are less than their share (approximately 80%) of

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

the cumulative net profits of the Fund. The Fund made total distributions of $4,587,500, $6,174,297 (including a $530,000 return of capital distribution) and $2,882,936 during the six months ended June 30, 2007 and the years ended December 31, 2006 and 2005, respectively.

NOTE E — MANAGEMENT AGREEMENT

The Fund has a management agreement with Main Street Capital Partners, LLC, (Investment Manager), an affiliate of the General Partner. The Investment Manager manages the day-to-day operational and investment activities of the Fund. The Investment Manager pays normal operating expenses, except those specifically required to be borne by the Fund. The expenses paid by the Investment Manager include the cost of salaries, office space, equipment and other costs required for the Fund’s day-to-day operations. The expenses that are paid by the Fund include certain transaction costs incidental to the origination, acquisition and disposition of investments, management fees to the Investment Manager, organizational costs, offering costs, SBA leverage fees, certain insurance and accounting costs and other expenses as defined by the Partnership Agreement.

Commencing September 30, 2002, and for the five year period following the SBIC license approval, as compensation for its services, the Fund pays the Investment Manager each fiscal quarter in advance, 0.625% of the sum of i) the Fund’s Regulatory Capital (as defined in the SBIC Act) as of the first day of the fiscal quarter, ii) any Permitted Distribution as defined by the Partnership Agreement, and iii) an assumed two tiers (two times) of outstanding SBIC Debenture leverage on the sum of clauses i and ii above.

Following the initial five year period after SBIC license approval, the Fund will pay the Investment Manager, each fiscal quarter in advance, 0.625% of the Fund’s Combined Capital, as defined by the Partnership Agreement.

The Fund will not pay any management compensation with respect to any fiscal year in excess of the amount of management compensation approved by the SBA and in conformance with the Partnership Agreement. The management fees for the six months ended June 30, 2007 and 2006 and the years ended December 31, 2006, 2005 and 2004 were $999,958, $967,507, $1,942,032, $1,928,763 and $1,916,016, respectively. The fees for the years ended December 31, 2006, 2005 and 2004 are net of $48,000 each year which was voluntarily waived by the Investment Manager.

NOTE F — DEFERRED FINANCING COSTS

Deferred financing costs balances as of June 30, 2007, December 31, 2006 and 2005 are as follows:

	June 30,	December 31,
	2007	2006	2005

SBIC Debenture commitment fees	$550,000	$550,000	$500,000
SBIC Debenture leverage fees	1,367,575	1,127,500	1,127,500

Subtotal	1,917,575	1,677,500	1,627,500
Less accumulated amortization	(434,073)	(343,846)	(185,996)

	$1,483,502	$1,333,654	$1,441,504

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

Estimated aggregate amortization expense for each of the five years succeeding December 31, 2006 and thereafter is as follows:

Year Ending	Estimated
December 31,	Amortization

2007	$166,100
2008	167,750
2009	167,750
2010	167,750
2011	167,750
2012 and thereafter	496,554

During the six months ended June 30, 2007, $240,075 in deferred financing costs were incurred which increased the estimated annual amortization approximately $24,000.

NOTE G — SBIC DEBENTURES

The Fund has issued SBIC Debentures cumulative through December 31, 2006 totaling $45,100,000. As of December 31, 2006, the fund had unused commitments from the SBA to draw down additional leverage in amounts up to $1,000,000, $3,900,000 and $5,000,000, expiring September 30, 2007, 2008 and 2010, respectively. As of December 31, 2005, the Fund had unused commitments totaling $4,900,000. During the six months ended June 30, 2007, the Fund drew $9,900,000 in Debentures fully utilizing the outstanding commitments and increasing total issued SBIC Debentures to $55,000,000. The Fund paid a 1% fee to the SBA for these commitments. The ability to draw on these commitments is contingent on the SBA approval of the requested leverage at each draw application date and the Fund’s adherence to the SBIC regulations. The Fund is subject to regular compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

SBIC Debentures payable at June 30, 2007, December 31, 2006 and 2005 consist of the following:

		Fixed
Pooling Date	Maturity Date	Interest Rate	Amount

09/24/2003	09/01/2013	5.762%	$4,000,000
03/24/2004	03/01/2014	5.007%	3,000,000
09/22/2004	09/01/2014	5.571%	9,000,000
09/22/2004	09/01/2014	5.539%	6,000,000
03/23/2005	03/01/2015	5.925%	2,000,000
03/23/2005	03/01/2015	5.893%	2,000,000
09/28/2005	09/01/2015	5.796%	19,100,000

Balance as of December 31, 2006 and 2005			45,100,000
3/28/2007	03/01/2017	6.231%	3,900,000
3/28/2007	03/01/2017	6.263%	1,000,000
3/28/2007	03/01/2017	6.317%	5,000,000

Balance as of June 30, 2007			$55,000,000

The stated fixed interest rates include an SBA annual charge incremental to the prevailing market rates at the time of pooling. SBIC Debentures are pooled twice a year, in March and September. Accordingly, the long-term interest rate of the fundings will be fixed on the applicable pooling date and the initial draws will bear a short-term interim financing rate until the applicable pooling date. All SBIC Debentures outstanding as

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

of December 31, 2006 have been pooled. The weighted average interest rate as of December 31, 2006 and 2005 was 5.6761%, and was 5.7806% as of June 30, 2007.

SBIC Debentures provide for interest to be paid semi-annually with principal due at the applicable 10-year maturity date. In 2006, 2005 and 2004, the Fund paid $2,475,926, $1,481,190 and $440,821 of interest on the outstanding SBIC Debentures, respectively. The Fund paid interest of $1,295,257 and $1,186,506 during the six months ended June 30, 2007 and 2006, respectively.

NOTE H — REVOLVING LINE OF CREDIT

The Fund had a $7,500,000 unsecured revolving line of credit with a financial institution to provide same day, short-term funding for investments. The annual interest rate for this line of credit was the prime rate plus 1%. The revolving line of credit required the Fund to maintain a debt service coverage ratio (as defined in the agreement) of 1.00 plus was limited by a borrowing base of 75% of the sum of SBA unused leverage commitments and unfunded private capital commitments. For the periods ended December 31, 2005 and 2004, the Fund paid interest and financing fees on the line of credit totaling $44,986 and $77,583, respectively. The line of credit was personally guaranteed on a limited basis by the principals of the General Partner. The line of credit was terminated by the Fund during the year ended December 31, 2005.

NOTE I — PRE-PAID VARIABLE DELIVERY FORWARD TRANSACTION

On April 9, 2004, the Fund received 64,888 shares of common stock (the Shares) of Autobytel, Inc. (Autobytel), a publicly traded company, as the non-cash portion of the consideration received from the sale of the Fund’s warrant position in iDriveonline, Inc. (iDrive) as a result of Autobytel’s acquisition of iDrive. The Shares were not registered and therefore such Shares had certain restrictions on the Fund’s ability to sell the Shares for the period from April 9, 2004 to April 8, 2005.

On May 13, 2004, the Fund entered into a Pre-paid Variable Delivery Forward Transaction (the Derivative Instrument) with a financial institution to hedge against the risk associated with potential volatility of the stock market valuation of the Shares. The Shares were held in custody by the financial institution and the Derivative Instrument had a contractual forward settlement date of May 12, 2005. The Derivative Instrument was executed based upon an average per share price of $9.30 and resulted in proceeds (net of transaction costs) to the Fund of $8.11 per Share, or $526,242. Under the terms of the Derivative Instrument and based upon the transaction proceeds recorded by the Fund on the transaction date, the Fund had no exposure through May 12, 2005 to a decrease in the market value of the Shares below $8.37 per Share and had the potential for an increase in the market value of the Shares above $8.37 per Share through May 12, 2005 up to a maximum of $10.695 per Share, or an additional $150,865.

The investment in the common stock of Autobytel was recorded at fair value on the date it was received and was marked to a market price of $372,327 at December 31, 2004. The remaining components of this transaction are considered to be a single financial instrument. Accordingly, the cash advance received from the financial institution of $526,242 was recorded as a liability, net of the fair value of the Derivative Instrument, which was $153,915, for a total net liability of $372,327 on the balance sheet as of December 31, 2004. The Derivative Instrument does not qualify for designation as fair value hedge thus the unrealized gain of $153,915 on the Derivative instrument was recorded in the statement of operations during 2004 as an unrealized gain. In addition, in 2004, a net unrealized gain of $372,327 was recorded related to the value of the investment in common stock.

In 2005, the contract was closed by delivery of Shares to the financial institution. The Fund recognized realized gains of $526,242 that were previously included in unrealized gains and recognized realized gains of $115,966 based on the price per share at the settlement date and the additional proceeds received related to this transaction.

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

NOTE J — FINANCIAL HIGHLIGHTS

	Six Months Ended
	June 30,		Years Ended December 31,
	2007(1)	2006(1)	2006(1)	2005(1)	2004(1)

Net assets at end of period	$41,842,867	$37,796,505	$43,272,531	$33,268,742	$17,237,888
Average net assets(2)	42,201,743	35,565,223	38,621,188	23,534,007	15,296,235
Average outstanding debt(2)	51,700,000	45,100,000	45,100,000	34,400,000	15,600,000
Ratio of total expenses, excluding interest expense, to average net assets(3)(4)(6)	4.42%	3.01%	5.54%	9.03%	13.73%
Ratio of total expenses to average net assets(3)(4)(6)	8.09%	6.81%	12.58%	17.80%	19.41%
Ratio of net investment income to average net assets(3)	5.07%	7.09%	12.70%	14.32%	9.75%
Ratio of total contributed capital to total capital commitments	99.0%	98.5%	98.9%	97.6%	56.7%
Total return to Limited Partners based on change in net asset value(3)(5)	6.27%	16.14%	39.92%	37.85%	23.85%
Total return based on change in net asset value(3)(5)(7)	7.19%	19.25%	47.56%	45.77%	29.58%

(1)	The amounts reflected in the financial highlights above represent the combined general partner and limited partner amounts. See the Combined Statements of Changes in Members’ Equity and Partners’ Capital for additional information.

(2)	Calculated based upon the average of the amounts at the end of each quarter within the period.

(3)	Interim periods are not annualized.

(4)	The Investment Manager voluntarily waived $48,000 of management fees for the years ended December 31, 2006, 2005 and 2004.

(5)	Total return based on change in net asset value was calculated using the sum of ending net asset value plus distributions to members and partners during the period less capital contributions during the period, as divided by the beginning net asset value.

(6)	The six months ended June 30, 2007 ratios include the impact of professional costs related to offering. These costs were 37.25% and 20.37% of operating expense and total expenses, respectively, for that period.

(7)	This ratio combines the total return for both the managing investors (the General Partner) and the non-managing investors (the Limited Partners).

NOTE K — RELATED PARTY TRANSACTIONS

The Fund co-invested with Main Street Capital II, LP (MSC II) in several investments since January 2006. MSC II and the Fund are commonly managed by the Investment Manager and the general partners for the Fund and MSC II are under common control. MSC II is an SBIC with similar investment objectives to the Fund and which began its investment operations in January 2006. The co-investments among the Fund and MSC II were made at the same time and on the same terms and conditions. The co-investments were made in accordance with the Investment Manager’s conflicts policy and in accordance with the applicable SBIC conflict of interest regulations.

As discussed further in Note E — Management Agreement, the Fund paid certain management fees to the Investment Manager during the six months ended June 30, 2007 and 2006, and the years ended December 31, 2006, 2005 and 2004. The Investment Manager is an affiliate of the Fund as it is commonly controlled by principals who also control the General Partner of the Fund.

The principals of the General Partner, management of the Investment Manager, and their affiliates, collectively have invested $3,577,517 in the limited partnership interests of the Fund, representing 13.5% of such limited partner interests.

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

NOTE L — INCOME TAXES

The Fund is taxed under the partnership provisions of the Internal Revenue Code. Under these provisions of the Internal Revenue Code, the General Partner and Limited Partners are responsible for reporting their share of the Partnership’s income or loss on their income tax returns. Listed below is a reconciliation of Net Increase in Members’ Equity and Partners’ Capital Resulting From Operations to taxable income for the six months ended June 30, 2007 and 2006, and the years ended December 31, 2006, 2005 and 2004.

	Six Months Ended
	June 30,		Years Ended December 31,
	2007	2006	2006	2005	2004

Net increase in members’ equity and partners’ capital resulting from operations	$3,110,371	$6,400,648	$15,822,997	$7,890,063	$4,427,217
Net change in unrealized (appreciation) depreciation from investments	(372,404)	(3,698,227)	(8,488,514)	(3,032,274)	(1,764,691)
Accrual basis to cash basis adjustments:
Deferred debt origination fees included in taxable income	197,711	491,180	709,980	535,250	642,966
Accretion of unearned fee income for book income	(412,929)	(599,850)	(517,649)	(508,406)	(199,340)
Net change in interest receivable	31,828	52,061	(93,480)	(182,324)	(89,565)
Net change in interest payable	(161,758)	(83,460)	83,459	417,325	293,916
Portfolio company pass through taxable income (loss)	—	—	610,866	(815,510)	(678,505)
Other	—	—	(321,295)	(441,231)	496,547

Taxable income	$2,392,819	$2,562,352	$7,806,364	$3,862,893	$3,128,545

NOTE M — SUBSEQUENT EVENTS

Portfolio Investments

Subsequent to December 31, 2006, the Fund made additional investments in portfolio companies totaling $4,257,790 and received principal repayments and equity redemptions from portfolio companies of $3,448,220, including both cash and short-term notes receivable of $686,000.

Distributions

Subsequent to December 31, 2006, the Fund made distributions to its Partners totaling $4,600,000 related to accumulated net investment income and several realized gains.

SBIC Debentures

During the first quarter of 2007, the Fund drew down SBIC Debentures against the entire remaining $9,900,000 SBIC Debenture commitments that were outstanding at December 31, 2006.

New Entity Formation (unaudited)

On March 9, 2007 a newly organized corporation, Main Street Capital Corporation, was formed for the purpose of acquiring the Fund and certain affiliates, raising capital in an initial public offering and thereafter operating as an internally-managed business development company under the 1940 Act.

MAIN STREET MEZZANINE FUND, LP

NOTES TO COMBINED FINANCIAL STATEMENTS — (Continued)

Immediately prior to Main Street Capital Corporation election to be treated as a business development company under the 1940 Act and the closing of the planned initial public offering, the following formation transactions will be consummated:

•	Main Street Capital Corporation will acquire 100% of the limited partnership interests in the Fund, which will become Main Street Capital Corporation’s wholly-owned subsidiary, retain its SBIC license, continue to hold its existing investments, and make new investments with available funds.

•	Main Street Capital Corporation will acquire 100% of the equity interests in the General Partner of the Fund.

•	Main Street Capital Corporation will acquire 100% of the equity interests in the Investment Manager of the Fund.

Upon the closing of the planned initial public offering, the current management services agreement between the Investment Manager and the Fund will remain in place, and the Investment Manager will continue to act as the investment adviser for the Fund and be entitled to receive management fees pursuant such agreements subsequent to the closing.

There can be no assurance that the initial public offering by Main Street Capital Corporation will be completed.

Subsequent Events for the interim period of June 30, 2007

In August 2007, Turbine Air Systems, Ltd. raised approximately $20 million through an equity capital funding transaction with certain institutional investors. In connection with this funding transaction, Main Street Mezzanine Fund agreed to the sale of its equity warrant position in Turbine Air Systems, Ltd. for $1.1 million in cash. The sale of the equity warrant resulted in a realized capital gain of approximately $1 million, which will be fully recognized in the third quarter of 2007.

In August 2007, Main Street Mezzanine Fund made a $4.3 million secured debt investment and a $1.0 million equity investment, representing an approximately 19% fully diluted ownership interest, into Universal Scaffolding & Equipment, LLC (“Universal”). Universal is in the business of manufacturing, sourcing and selling scaffolding, forming and shoring products, and custom fabricated cast iron products principally for the commercial and industrial construction and maintenance markets.

In August 2007, Main Street Mezzanine Fund made a $3.2 million secured debt investment and a $0.5 million equity investment into Gulf Manufacturing, LLC, a manufacturer and distributor of machined parts for industrial piping systems. In addition to its direct equity investment, Main Street Mezzanine Fund received warrants in connection with its debt investment and maintains a combined fully diluted equity position of approximately 27%.

In September 2007, Main Street Mezzanine Fund’s equity investment and equity warrant position were redeemed by Technical Innovations, LLC for $1.6 million. This redemption resulted in a total gain of $1.2 million which exceeded the fair value of such investment as of June 30, 2007 by $150,000. Main Street Mezzanine Fund also received a transaction advisory fee of $150,000 for facilitating and structuring the third-party equity financing secured to fund the redemption.

In addition to the investment activity described above, Main Street Mezzanine Fund made follow on investments in portfolio companies of approximately $0.2 million and received principal repayments from portfolio companies of approximately $0.5 million subsequent to June 30, 2007.

Schedule 12-14

MAIN STREET MEZZANINE FUND, LP

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2006
Unaudited

		Amount of
		Interest or
		Dividends	December 31,			December 31,
		Credited to	2005	Gross	Gross	2006
Company	Investments(1)	Income(2)	Value	Additions(3)	Reductions(4)	Value

CONTROL INVESTMENTS:
Café Brazil, LLC	12% Secured Debt	$463,382	$3,550,000	$—	$400,000	$3,150,000
	Warrants	—	700,000	—	700,000	—
	Member Units	—	—	900,000	—	900,000

CBT Nuggets, LLC	Prime plus 2% Secured Debt	48,899	—	900,000	240,000	660,000
	14% Secured Debt	260,436	—	1,860,000	—	1,860,000
	Member Units	—	—	610,000	—	610,000
	Warrants	—	—	200,000	—	200,000

Hawthorne Customs &	13% Secured Debt	293,530	—	2,250,000	600,000	1,650,000
Dispatch Services, LLC	Member Units	44,000	—	950,000	—	950,000
	Warrants	—	—	500,000	—	500,000

Hayden Acquisition, LLC	12% Secured Debt	339,070	2,420,000	—	—	2,420,000
	8% Note Receivable	16,806	375,000	—	375,000	—

Jensen Jewelers of Idaho, LLC	Prime plus 2% Secured Debt	19,373	—	1,340,000	—	1,340,000
	13% Current/6% PIK Secured Debt	35,944	—	1,008,000	—	1,008,000
	Member Units	—	—	376,000	—	376,000

KBK Industries, LLC	14% Secured Debt	652,908	—	4,312,500	375,000	3,937,500
	Member Units	—	—	625,000	—	625,000
	Warrants	—	—	1,372,500	—	1,372,500

Magna Card, Inc.	12% Secured Debt	246,799	1,900,000	—	—	1,900,000
	Warrants	—	100,000	—	100,000	—

Quest Design &	12% Secured Debt	552,423	4,000,000	—	100,000	3,900,000
Production LLC	6% Loan	4,832	120,000	225,000	345,000	—
	Warrants	—	40,000	—	—	40,000

TA Acquisition Group, LP	12% Secured Debt	496,718	3,850,000	—	990,000	2,860,000
	Partnership Interest	47,920	1,060,000	1,570,000	—	2,630,000
	Warrants	—	1,065,000	1,585,000	—	2,650,000

Technical Innovations, LLC	12% Secured Debt	260,296	1,425,000	300,000	337,500	1,387,500
	Prime Secured Debt	61,044	500,000	—	37,500	462,500
	Member Units	600	18,000	17,000	—	35,000
	Warrants	—	882,000	403,000	—	1,285,000

Wicks Acquisition, LLC	12% Secured Debt	383,705	—	3,720,000	—	3,720,000
	Member Units	—	—	180,000	180,000	—
	Warrants	—	—	210,000	210,000	—

Income from Control Investments disposed of during the year		66,670	—	—	—	—

	Total - Control Investments	$4,295,354	$22,005,000	$25,414,000	$4,990,000	$42,429,000

See related footnotes at the end of this schedule.

Schedule 12-14 — Continued
(unaudited)

		Amount of
		Interest or
		Dividends	December 31,			December 31,
		Credited to	2005	Gross	Gross	2006
Company	Investments(1)	Income(2)	Value	Additions(3)	Reductions(4)	Value

AFFILIATE INVESTMENTS:
All Hose & Specialty, LLC	11% Secured Debt	$369,069	$2,600,000	$—	$—	$2,600,000
	Member Units	—	—	1,600,000	—	1,600,000
	11% Note Receivable	12,397	—	441,000	—	441,000
	Warrants	—	150,000	—	150,000	—

American Sensor	9% Secured Debt	1,050	—	200,000	—	200,000
Technologies, Inc.	13% Secured Debt	418,079	3,000,000	—	—	3,000,000
	Warrants	—	550,000	25,000	—	575,000

Carlton Global	13% Secured Debt	97,059	—	3,600,000	—	3,600,000
Resources, LLC	Member Units	—	—	400,000	—	400,000

Houston Plating & Coatings,	Prime Plus 2% Secured Debt	153,317	—	100,000	—	100,000
LLC	14% Secured Debt	—	1,800,000	—	1,800,000	—
	Warrants	—	1,000,000	—	1,000,000	—
	Member Units	116,390	675,000	1,035,000	—	1,710,000

Laurus Healthcare, LP	13% Secured Debt	438,481	3,010,000	—	—	3,010,000
	Warrants	—	105,000	—	—	105,000

National Trench Safety, LLC	12% Secured Debt	449,288	3,269,231	—	3,269,231	—
	Member Units	—	1,792,308	—	—	1,792,308
	Warrants	—	230,769	—	230,769	—

Pulse Systems, LLC	14% Secured Debt	462,799	3,142,110	—	394,839	2,747,271
	Warrants	—	365,000	35,000	—	400,000

Transportation General, Inc.	13% Secured Debt	587,180	4,200,000	—	300,000	3,900,000
	Warrants	—	70,000	325,000	—	395,000

Turbine Air Systems, Ltd	12% Secured Debt	36,403	—	1,000,000	—	1,000,000
	Warrants	—	—	96,666	—	96,666

WorldCall, Inc.	13% Secured Debt	131,773	1,000,000	—	180,000	820,000
	Common Stock	—	—	180,000	—	180,000
	Warrants	—	75,000	75,000	—	150,000

Barton Springs Grill LP	15% Partnership Interest	—	100,000	—	100,000	—

Income from Affiliate Investments disposed of during the year		300,285	—	—	—	—

	Total - Affiliate Investments	$3,573,570	$27,134,418	$9,112,666	$7,424,839	$28,822,245

This schedule should be read in conjunction with the Combined Financial Statements, including the Combined Statement of Investments and Note C to the Combined Financial Statements.

(1)	The principal amount, the ownership detail for equity investments, and if the investment is income producing is shown in the Combined Schedule of Investments.

(2)	Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate during the year, the income related to the time period it was in the category other than the one shown at year end is included in “Income from Investments disposed of during the year”. Investments are classified as Control or Affiliate investments based upon their applicable designation as of December 31, 2006.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow on investments, accrued PIK interest and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

Until           (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

5,000,000 Shares

Main Street Capital Corporation

Common Stock

PRELIMINARY PROSPECTUS

Morgan Keegan & Company, Inc.

BB&T Capital Markets
A Division of Scott & Stringfellow, Inc.

SMH Capital Inc.

Ferris, Baker Watts
Incorporated

          , 2007

PART C

Other Information

Item 25.	Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Main Street Capital Corporation (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

	Page

Report of Independent Registered Public Accounting Firm	F	-2
Combined Balance Sheets — June 30, 2007, December 31, 2006 and December 31, 2005	F	-3
Combined Statements of Operations — For the Six Months ended June 30, 2007 and June 30, 2006, and for the Years Ended December 31, 2006, 2005 and 2004	F	-4
Combined Statements of Changes in Members’ Equity and Partners’ Capital — For the Six Months ended June 30, 2007, and for the Years Ended December 31, 2006, 2005 and 2004	F	-5
Combined Statements of Cash Flows — For the Six Months ended June 30, 2007 and June 30, 2006, and for the Years Ended December 31, 2006, 2005 and 2004	F	-6
Combined Schedule of Investments as of June 30, 2007, December 31, 2006 and December 31, 2005	F	-7
Notes to Combined Financial Statements	F	-17
Schedule 12-14 — Schedule of Investments in and Advances to Affiliates	F	-33

(2) Exhibits

(a)	Articles of Amendment and Restatement of the Registrant**
(b)	Bylaws of the Registrant**
(c)	Not Applicable
(d)	Form of Common Stock Certificate**
(e)	Form of Dividend Reinvestment Plan**
(f)(1)	Debentures guaranteed by the SBA**
(g)(1)	Form of Amended and Restated Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Mezzanine Fund, LP**
(g)(2)	Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Capital II, LP**
(h)	Form of Underwriting Agreement**
(i)(1)	Equity Incentive Plan**
(j)	Custodian Agreement
(k)(1)	Form of Employment Agreement by and between the Registrant and Todd A. Reppert
(k)(2)	Form of Employment Agreement by and between the Registrant and Rodger A. Stout
(k)(3)	Form of Employment Agreement by and between the Registrant and Curtis A. Hartman
(k)(4)	Form of Employment Agreement by and between the Registrant and Dwayne L. Hyzak
(k)(5)	Form of Employment Agreement by and between the Registrant and David L. Magdol
(k)(6)	Agreement and Plan of Merger by and between Main Street Capital Corporation and Main Street Mezzanine Fund, LP**
(k)(7)	Exchange Agreement by and between Main Street Capital Corporation and Main Street Capital Partners, LLC**
(k)(8)	Exchange Agreement by and between Main Street Capital Corporation and Main Street Mezzanine Management, LLC**
(k)(9)	Amendment to Agreement and Plan of Merger by and between Main Street Capital Corporation and Main Street Mezzanine Fund, LP**

(k)(10)	Amendment to Exchange Agreement by and between Main Street Capital Corporation and Main Street Capital Partners, LLC**
(k)(11)	Amendment to Exchange Agreement by and between Main Street Capital Corporation and Main Street Mezzanine Management, LLC**
(k)(12)	Form of Confidentiality and Non-Compete Agreement by and between the Registrant and Vincent D. Foster.
(k)(13)	Form of Indemnification Agreement by and between the Registrant and each executive officer and director
(l)	Opinion and Consent of Counsel**
(m)	Not Applicable
(n)(1)	Consent of Grant Thornton LLP
(n)(2)	Report of Grant Thornton LLP regarding the senior security table contained herein**
(r)	Code of Ethics**

**	Previously filed.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee		$2,303
Nasdaq Global Market listing fee(1)		$5,000
NASD filing fee		$12,000
Accounting fees and expenses(1)	$	*
Legal fees and expenses(1)	$	*
Printing and engraving(1)	$	*
Miscellaneous fees and expenses(1)	$	*
Total	$	*

(1)	These amounts are estimates.

*	To be provided by amendment.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled By Or Under Common Control

Upon the consummation of the offering pursuant to this Registration Statement and the formation transactions described herein, the Registrant will own 100% of the following entities:

•	Main Street Mezzanine Fund, LP — a Delaware limited partnership

•	Main Street Mezzanine Management, LLC — a Delaware limited liability company

•	Main Street Capital Partners, LLC — a Delaware limited liability company.

Item 29.	Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at September 17, 2007.

Number of
Title of Class	Record Holders

Common stock, $0.01 par value	2

Item 30.	Indemnification

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws. We also anticipate executing separate indemnification agreements with our directors and officers subsequent to the consummation of the offering.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

As of the date of the completion of this offering, the Registrant will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant has agreed to indemnify the several underwriters against specific liabilities, including liabilities under the Securities Act of 1933.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business And Other Connections Of Investment Adviser

Not Applicable

Item 32.	Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant’s offices at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

1.  We hereby undertake to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement.

2.  We hereby undertake that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 21, 2007.

MAIN STREET CAPITAL CORPORATION

By:	/s/ Vincent D. Foster
Vincent D. Foster
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Vincent D. Foster Vincent D. Foster	Chairman and Chief Executive Officer (principal executive officer)	September 21, 2007

/s/ Todd A. Reppert Todd A. Reppert	President, Chief Financial Officer and Director (principal financial officer)	September 21, 2007

/s/ Rodger A. Stout Rodger A. Stout	Chief Accounting Officer, Chief Compliance Officer and Secretary (principal accounting officer)	September 21, 2007

/s/ Michael Appling Jr. Michael Appling Jr.	Director	September 21, 2007

/s/ Joseph E. Canon Joseph E. Canon	Director	September 21, 2007

/s/ William D. Gutermuth William D. Gutermuth	Director	September 21, 2007

/s/ Arthur L. French Arthur L. French	Director	September 21, 2007

EXHIBIT INDEX

Exhibit
Number	Description

(a)	Articles of Amendment and Restatement of the Registrant**
(b)	Bylaws of the Registrant**
(c)	Not Applicable
(d)	Form of Common Stock Certificate**
(e)	Form of Dividend Reinvestment Plan**
(f)(1)	Debentures guaranteed by the SBA**
(g)(1)	Amended and Restated Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Mezzanine Fund, LP**
(g)(2)	Advisory Agreement by and between Main Street Capital Partners, LLC and Main Street Capital II, LP**
(h)	Form of Underwriting Agreement**
(i)(1)	Equity Incentive Plan**
(j)	Custodian Agreement
(k)(1)	Form of Employment Agreement by and between the Registrant and Todd A. Reppert
(k)(2)	Form of Employment Agreement by and between the Registrant and Rodger A. Stout
(k)(3)	Form of Employment Agreement by and between the Registrant and Curtis L. Hartman
(k)(4)	Form of Employment Agreement by and between the Registrant and Dwayne L. Hyzak
(k)(5)	Form of Employment Agreement by and between the Registrant and David L. Magdol
(k)(6)	Agreement and Plan of Merger by and between Main Street Capital Corporation and Main Street Mezzanine Fund, LP**
(k)(7)	Exchange Agreement by and between Main Street Capital Corporation and Main Street Capital Partners, LLC**
(k)(8)	Exchange Agreement by and between Main Street Capital Corporation and Main Street Mezzanine Management, LLC**
(k)(9)	Amendment to Agreement and Plan of Merger by and between Main Street Capital Corporation and Main Street Mezzanine Fund, LP**
(k)(10)	Amendment to Exchange Agreement by and between Main Street Capital Corporation and Main Street Capital Partners, LLC**
(k)(11)	Amendment to Exchange Agreement by and between Main Street Capital Corporation and Main Street Mezzanine Management, LLC**
(k)(12)	Form of Confidentiality and Non-Compete Agreement by and between the Registrant and Vincent D. Foster.
(k)(13)	Form of Indemnification Agreement by and between the Registrant and each executive officer and director
(l)	Opinion and Consent of Counsel**
(m)	Not Applicable
(n)(1)	Consent of Grant Thornton LLP
(n)(2)	Report of Grant Thornton LLP regarding the senior security table contained herein**
(r)	Code of Ethics**

**	Previously filed.